SEMI-ANNUAL REPORT                                    GE INVESTMENTS FUNDS, INC.

JUNE 30, 2001


[LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.


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                                                      GE INVESTMENTS FUNDS, INC.
--------------------------------------------------------------------------------
TABLE OF CONTENTS

LETTER FROM THE CHAIRMAN ...........................................       2

FINANCIAL INFORMATION

MANAGER REVIEWS AND SCHEDULES OF INVESTMENTS

     U.S. Equity Fund ..............................................       4

     S&P 500 Index Fund ............................................       8

     Premier Growth Equity Fund ....................................      15

     Value Equity Fund .............................................      18

     Mid-Cap Value Equity Fund .....................................      22

     Small-Cap Value Equity Fund ...................................      25

     International Equity Fund .....................................      28

     Income Fund ...................................................      33

     Global Income Fund ............................................      40

     Total Return Fund .............................................      43

     Money Market Fund .............................................      52

     Real Estate Securities Fund ...................................      54

NOTES TO PERFORMANCE ...............................................      57

NOTES TO SCHEDULES OF INVESTMENTS ..................................      58

FINANCIAL STATEMENTS

     Financial Highlights ..........................................      59

     Notes to Financial Highlights .................................      65

     Statements of Assets and Liabilities ..........................      66

     Statements of Operations ......................................      68

     Statements of Changes in Net Assets ...........................      70

     Notes to Financial Statements .................................      74

INVESTMENT TEAM ....................................................      81



This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.

                                                        LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

I am pleased to present you with the Semi-Annual Report for the GE Investments Funds (the "Funds") for the six-month period ended June 30, 2001. In this letter, I will offer some information about how the GEI Funds performed over the period, an overview of what happened in the markets and our outlook for the next few months.


FUND HIGHLIGHTS
The first six months of 2001 have been extremely volatile for equity markets. Although the following Funds experienced negative returns during the period, both the PREMIER GROWTH EQUITY FUND and the U.S. EQUITY FUND managed to outperform their respective benchmarks. The Premier Growth Equity Fund declined by 5.86%, compared to a return of -6.70% for the S&P 500 Stock Index and -11.04% for the BARRA Growth Stock Index. The U.S. Equity Fund lost 5.20% during the period, also staying ahead of the S&P 500 Index.

In the real estate sector, the GEI REAL ESTATE SECURITIES FUND gained 7.74% for the period, although it did lag the Wilshire Real Estate Securities Index, which rose 9.80%.

We believe these results provided our shareholders with very competitive returns for the first six months of 2001. It is consistent with our goal of delivering above-average returns, while maintaining appropriate levels of risk for our shareholders. For more specific information about these Funds and their performance, please refer to the portfolio manager review and Fund-specific data included in this report.


MARKET OVERVIEW
After a fast start in January, stock prices began to retreat in February, and reached a bottom in early April. The major issue confronting investors was a rapid slowdown in economic growth, which began in the fourth quarter of 2000. That had a detrimental impact on the bottom line of a number of companies, and many reported a decline in earnings. In this environment, stocks quickly lost ground. However, investor attitudes changed in April. Some of the stocks which had been hardest hit in the first part of the year (and going back to 2000), including technology, capital goods and basic materials stocks, led the rally. An important element in this change of sentiment was aggressive action by the Federal Reserve to cut short-term interest rates in an effort to give the economy a boost. Those moves appeared to stabilize consumer confidence in the second quarter. While stocks tailed off again in June, the improvement experienced in the second quarter, compared to the past year, was encouraging.

The U.S. fixed income market was a source of stability throughout the first six months of 2001. While the Federal Reserve was trimming short-term interest rates, longer-term rates began to move a bit higher through much of the period, as bond investors anticipated that Fed action would result in faster economic growth and renewed inflation threats. Yields on two-year, ten-year and 30-year U.S. Treasury securities moved higher, particularly in the second quarter. Better performance was turned in by non-Treasury securities, including mortgage-backed and government agency issues. However, it was investment-grade corporate debt securities that generated the highest returns over the period, as expectations of a stronger economy created a more favorable environment for this sector.

The situation proved to be somewhat difficult in overseas markets. Weakness in technology and telecommunications stocks resulted in negative returns in European markets. Europe's economy began to experience slower growth, a trend that had a negative impact on earnings prospects for many companies in that region. In addition, the Euro, Europe's common currency, became quite weak in comparison to the dollar, further hampering results for overseas investors. Japan's economy began sliding toward a recession, although its stock market managed to stay in positive territory for much of the first half of the year. The big issue in Japan is whether a newly-elected government will be able to follow through on much-needed economic reform in a nation that has been in a decade-long economic slump.

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                                            LETTER FROM THE CHAIRMAN (CONTINUED)
--------------------------------------------------------------------------------
MARKET OUTLOOK
The Federal Reserve's active stance at boosting the economy will hopefully help bring about more rapid economic growth in the second half of the year. However, the speed of a recovery is difficult to predict. While it appears likely that the Fed has held off the threat of a recession, at least for now, it is not as clear when the economy will turn the corner. However, we expect that the Fed's actions will begin to have a positive impact in the months to come. The stock market is likely to remain volatile in these uncertain times, while the bond market will offer limited opportunities as long-term interest rates appear to be at or near their lows for the current cycle. A key factor is whether consumers can continue to keep the economy afloat even as corporations trim spending and announce more layoffs.

We believe that our focus on active management of portfolios, specifically identifying and investing in individual stocks and fixed income securities, is critical to the success of our Funds. Even in a difficult environment, positive investment opportunities can be found. While our Fund managers maintain a cautious approach in this uncertain economic period, they continue to carefully scrutinize the market to identify specific securities that can work effectively within the objectives of the individual portfolios. More than ever, it is important for investors to maintain a long-term perspective and a firm resolve to stay focused on their investment goals.

I sincerely thank you for turning to GE Investments Funds to help you navigate the markets during this challenging time. We intend to fulfill our obligation to provide you with professional, responsible management of your investment dollars.

Sincerely,

[SIGNATURE OMITTED]

Michael J. Cosgrove
CHAIRMAN, GE INVESTMENTS FUNDS, INC.



MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC. AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The U.S. Equity Fund declined 5.20% for the six-month period ended June 30, 2001. During the same period, the S&P 500 Index declined 6.70% and our Lipper peer group of 247 Growth and Income annuity funds lost an average of 2.59%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30,
    2001?

A. Performance was driven by maintaining a below-average weighting in technology relative to the benchmark and our strong stock selection within the industry. Our portfolio's technology sector was up 3.8%, while the S&P 500's technology holdings lost 16.5%. Other areas that helped performance included capital goods, consumer stable, transportation, and financial stocks.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. In the technology sector, strong performance was found in services-systems companies First Data and Equifax. Software companies Microsoft, Intuit and PeopleSoft have also experienced impressive price appreciation this year. Other top-performing stocks included Liberty Media, Lowes, Citigroup, and Cardinal Health.

    Several sectors including consumer cyclicals, energy, and utilities hurt performance over the six months ended June 30, 2001. Holdings such as NTL, CVS and Nabors Industries, were down 51.7%, 34.0% and 28.2%, respectively.

Q.  HOW HAS THE ECONOMIC SLOWDOWN AFFECTED
    THE FUND?

A. The Fund has held up well in this environment due to its style neutrality and solid stock selection. The economy has slowed dramatically from last year's peak growth rate of 7%, to about 1% in the first quarter of 2001. Technology was the hardest-hit sector and the Fund maintained a reduced weighting within that group. The Federal Reserve has been adding liquidity to the market through interest rate cuts and this should help our large position in financial stocks. We believe the market is nearing its low point and should begin to pick up sometime in 2002.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the portfolio is well-positioned in this moderating economy. We continue to focus on long-term leaders in each industry and sector with a particular focus on good quality earnings and solid management.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
================================================================================
[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

                 U.S. EQUITY FUND          S&P 500

1/3/95                10,000                10,000
12/95                 13,558                13,749
12/96                 16,502                16,927
12/97                 21,805                22,563
12/98                 26,910                29,038
12/99                 32,187                35,155
12/00                 31,997                31,932
6/1/2001              30,332                29,792


           U.S. Equity Fund (ending value $30,332)
           S&P 500 (ending value $29,792)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
================================================================================


                               SIX      ONE      FIVE     SINCE
                             MONTHS    YEAR      YEAR   INCEPTION
--------------------------------------------------------------------------------
U.S. Equity Fund             -5.20%    -5.99%   15.30%   18.64%
--------------------------------------------------------------------------------
S&P 500                      -6.70%   -14.86%   14.48%   18.31%
--------------------------------------------------------------------------------
Lipper peer group average*   -2.59%     0.72%   12.01%    N/A
--------------------------------------------------------------------------------
Inception date               1/3/95
--------------------------------------------------------------------------------


INVESTMENT PROFILE
A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       4.73%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.81%
--------------------------------------------------------------------------------
  ExxonMobil Corp.                                     3.18%
--------------------------------------------------------------------------------
  First Data Corp.                                     2.57%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                     2.55%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    2.31%
--------------------------------------------------------------------------------
  Fannie Mae                                           2.30%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.25%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 2.24%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A)           1.56%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $107,627 (in thousands)


[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

Financial  20.4%
Consumer - Stable 19.2%
Technology 16.1%
Consumer - Cyclical 11.3%
Energy 9.2%
Capital Goods 8.1%
Utilities 7.2%
Short Term 4.6%
Basic Materials 2.2%
Transportation 1.7%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH & INCOME PEER GROUP CONSISTING OF 247, 232 AND 93 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                U.S. EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
U.S. EQUITY FUND
-------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 95.4%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.2%

Alcoa Inc.                             4,793  $     188,844
Barrick Gold Corp.                    18,180        275,427
Bowater Inc.                           4,462        199,630
Du Pont de Nemours (E.I.) & Co.        4,958        239,174
International Paper Co.                5,950        212,415
Rohm & Haas Co.                        7,863        258,693
The Dow Chemical Co.                   6,611        219,816
Weyerhaeuser Co.                      14,049        772,273
                                                  2,366,272

CAPITAL GOODS -- 8.0%

Deere & Co.                            3,306        125,132
Dover Corp.                           33,634      1,266,320(h)
Eaton Corp.                            4,165        291,967
Emerson Electric Co.                  10,773        651,766
General Dynamics Corp.                 7,388        574,860
Martin Marietta Materials Inc.         6,942        343,560
Minnesota Mining &
   Manufacturing Co.                   8,180        933,338
Molex Inc. (Class A)                  33,815      1,008,363
Parker-Hannifin Corp.                  6,611        280,571
The Boeing Co.                        19,990      1,111,444
United Technologies Corp.             22,081      1,617,654
Waste Management Inc.                 15,123        466,091
                                                  8,671,066

CONSUMER - CYCLICAL -- 11.3%

Adelphia Communications
   Corp. (Class A)                     1,405         57,605(a)
AT&T Corp. - Liberty Media
   Group (Class A)                    95,695      1,673,706(a,h)
Carnival Corp.                        19,676        604,053
Catalina Marketing Corp.              17,685        539,569(a)
Comcast Corp. (Class A)               37,435      1,624,679(a)
Convergys Corp.                        8,760        264,990(a)
CVS Corp.                             21,720        838,392
Federated Department Stores Inc.       4,794        203,745(a)
Gannett Co. Inc.                      11,900        784,210
Gemstar-TV Guide
   International Inc.                  1,526         65,008(a)
Home Depot Inc.                       16,693        777,059
Interpublic Group Cos. Inc.           10,991        322,586
Lowes Cos. Inc.                       13,387        971,227
NTL Inc.                              25,619        308,709(a)
Target Corp.                          31,154      1,077,928
The Walt Disney Co.                   22,062        637,371
UnitedGlobalCom Inc. (Class A)           964          8,339(a)
Viacom Inc. (Class B)                  8,453        437,443(a)
Wal-Mart Stores Inc.                  19,668        959,798
                                                 12,156,417


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 19.2%

Abbott Laboratories                   12,644 $      607,038(h)
American Home Products Corp.           5,619        328,374
Anheuser Busch Cos. Inc.               7,437        306,404
Apogent Technologies Inc.             13,387        329,320(a)
Avon Products Inc.                     6,958        322,016
Baxter International Inc.              8,710        426,790
Bristol-Myers Squibb Co.               8,677        453,807
Cardinal Health Inc.                  34,895      2,407,755
Colgate-Palmolive Co.                  2,116        124,823
Dentsply International Inc.            4,628        205,252
Eli Lilly & Co.                       12,065        892,810
Energizer Holdings Inc.                2,410         55,310(a)
General Mills Inc.                    15,315        670,491
Gillette Co.                           7,437        215,599
Heinz (H.J.) Co.                       4,958        202,733
IMS Health Inc.                        2,021         57,598
Johnson & Johnson                     49,748      2,487,400
Kimberly Clark Corp.                  12,446        695,731
Lincare Holdings Inc.                 19,502        585,255(a)
Medtronic Inc.                         5,227        240,494
Merck & Co. Inc.                      42,889      2,741,036
Pepsico Inc.                          23,304      1,030,037
Pfizer Inc.                           60,573      2,425,949
Pharmacia Corp.                        7,107        326,567
Philip Morris Cos. Inc.                6,644        337,183(h)
Procter & Gamble Co.                   4,958        316,320
Ralston Purina Group                  16,528        496,171
Schering Plough Corp.                  4,958        179,678
Sybron Dental Specialties Inc.         4,049         82,964(a)
The Coca-Cola Co.                     14,297        643,365
UnitedHealth Group Inc.                5,275        325,731
Watson Pharmaceuticals Inc.            1,570         96,775(a)
                                                 20,616,776

ENERGY -- 9.2%

Anadarko Petroleum Corp.               5,950        321,479
Baker Hughes Inc.                     20,330        681,055
BP p.l.c. ADR                          6,115        304,833
Burlington Resources Inc.             10,909        435,815
Chevron Corp.                          3,636        329,058
Conoco Inc. (Class B)                 19,833        573,174
Devon Energy Corp.                     7,107        373,117
ExxonMobil Corp.                      39,187      3,422,984(h)
Nabors Industries Inc.                21,156        787,003(a)
Royal Dutch Petroleum Co. ADR          8,760        510,445
Schlumberger Ltd.                     15,371        809,283
Texaco Inc.                            4,958        330,203
Transocean Sedco Forex Inc.           11,633        479,861
Unocal Corp.                          10,247        349,935
Weatherford International Inc.         3,389        162,672(a)
                                                  9,870,917

FINANCIAL -- 20.5%

AFLAC Inc.                             3,967        124,921
American Express Co.                  25,697        997,044(h)
American International Group Inc.     12,803      1,101,058
Bank of America Corp.                  9,917        595,318


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

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                                                                U.S. EQUITY FUND

                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Bank One Corp.                         6,446  $     230,767
Berkshire Hathaway Inc. (Class B)        130        299,000(a)
Chubb Corp.                            5,206        403,101
Citigroup Inc.                        96,242      5,085,427(h)
Fannie Mae                            29,062      2,474,629
Fidelity National Financial Inc.       6,528        160,393
FleetBoston Financial Corp.           18,726        738,741
Freddie Mac                            7,999        559,930
Goldman Sachs Group Inc.               3,338        286,400
Hartford Financial Services
   Group Inc.                         15,527      1,062,047
J.P. Morgan Chase & Co.               25,337      1,130,030
Lehman Brothers Holdings Inc.         10,281        799,348
Lincoln National Corp.                 1,087         56,252
Loews Corp.                            5,124        330,139
Marsh & McLennan Cos. Inc.             9,383        947,683
MGIC Investment Corp.                  6,942        504,267
Morgan Stanley, Dean Witter & Co.     10,257        658,807
PNC Financial Services Group          13,006        855,665
St. Paul Cos. Inc.                     6,942        351,890
State Street Corp.                     7,107        351,725(e)
The Allstate Corp.                    28,754      1,264,888
The Bank of New York Co. Inc.          3,471        166,608
U.S. Bancorp                          11,569        263,658
Wells Fargo & Co.                      5,950        276,258
                                                 22,075,994

TECHNOLOGY -- 16.1%

Analog Devices Inc.                   18,292        791,129(a)
Applied Materials Inc.                10,578        519,380(a,h)
Automatic Data Processing Inc.        17,767        883,020
Cisco Systems Inc.                    12,394        225,571(a)
Compaq Computer Corp.                 25,807        399,750
Dell Computer Corp.                   39,915      1,043,777(a)
Electronic Data Systems Corp.          2,479        154,938
EMC Corp.                              7,367        214,011(a)
Equifax Inc.                          36,030      1,321,580
First Data Corp.                      42,972      2,760,951
Hewlett-Packard Co.                    7,355        210,353
Intel Corp.                           38,509      1,126,388
International Business
   Machines Corp.                     11,900      1,344,700
Intuit Inc.                           12,148        485,799(a)
Microsoft Corp.                       56,111      4,096,103(a)
Nortel Networks Corp.                      2             18
Oracle Corp.                           8,492        161,348(a)
PeopleSoft Inc.                        2,149        105,795(a)
PerkinElmer Inc.                       2,547         70,119
Pitney Bowes Inc.                      7,769        327,230
Sun Microsystems Inc.                 14,875        233,835(a)
Tellabs Inc.                           4,957         96,067(a)
Texas Instruments Inc.                20,412        642,978
Unisys Corp.                           8,826        129,831(a)
                                                 17,344,671

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 1.7%

AMR Corp.                              9,090  $     328,422(a)
Burlington Northern
   Santa Fe Corp.                     19,681        593,776
Canadian Pacific Ltd.                 19,007        736,521
Continental Airlines
   Inc. (Class B)                      3,305        162,771(a)
                                                  1,821,490

UTILITIES -- 7.2%

AT&T Corp.                             7,603        167,266
Calpine Corp.                          6,280        237,384(a)
Dominion Resources Inc.                8,842        531,669
Duke Energy Corp.                     17,685        689,892
El Paso Corp.                         14,048        738,082
Exelon Corp.                           9,503        609,332
Nextel Communications Inc.
   (Class A)                          11,073        193,778(a)
Qwest Communications
   International Inc.                 13,222        421,385
SBC Communications Inc.               32,237      1,291,414
Sprint Corp. (FON Group)              14,544        310,660
Sprint Corp. (PCS Group)              21,817        526,881(a)
Verizon Communications                22,232      1,189,412(h)
Vodafone Group PLC ADR                21,155        472,814
WorldCom Inc. - WorldCom Group         6,942         98,576(a)
Xcel Energy Inc.                       8,760        249,222
                                                  7,727,767

TOTAL INVESTMENTS IN SECURITIES
   (COST $100,220,714)                          102,651,370

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $4,975,286)               4,975,286      4,975,286

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET 0.0%                                         (29,953)
                                               ------------

NET ASSETS -- 100%                             $107,596,703
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The U.S. Equity Fund had the following long futures contracts open at June 30, 2001:

                              NUMBER      CURRENT
                EXPIRATION      OF       NOTIONAL      UNREALIZED
DESCRIPTION        DATE      CONTRACTS     VALUE      DEPRECIATION
--------------------------------------------------------------------------------
S&P 500      September 2001      9       $2,771,325     $(36,225)


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE S&P 500 INDEX FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The S&P 500 Index Fund declined 6.92% for the six-month period ended June 30, 2001. During the same period, the S&P 500 Index dropped 6.70% and our Lipper peer group of 52 S&P 500 Index annuity funds lost an average of 6.86%.

Q.  WHAT MARKET CONDITIONS AFFECTED FUND PERFORMANCE?

A. Despite experiencing its first positive quarterly return since the first quarter of 2000, the S&P 500 Index lost 6.70% during the first half of 2001. The bulk of the market's negative performance came from the technology and health care sectors, which were both down over 15% each. These two sectors combined to account for nearly three-quarters of the negative performance of the index as a whole. Well-known names such as Cisco Systems, EMC, Nortel Networks, Merck and Bristol-Myers experienced the most significant declines. Other sectors such as consumer stables, utilities and financials were also down significantly for the first half of the year, while consumer discretionary, and materials were the only sectors adding positive performance.

Q. WHAT INVESTMENT STRATEGIES AND TECHNIQUES USED BY THE FUND AFFECTED PERFORMANCE?

A. We are utilizing a strategy designed to replicate the entire S&P 500 Index within GE Investments S&P 500 Index Fund. With this strategy, all 500 stocks represented in the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is held to less than 5% of the total portfolio value, and is often put to work using S&P 500 Index futures contracts. This methodology has allowed the Fund to consistently track the performance of the Index.

Q. WHICH STOCKS/SECTORS HAVE YOU LIKED?

A. By utilizing a passive, investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index. As of June 30, 2001, the four largest sectors in the S&P 500 Index were technology (18.5%), financials (17.9%), consumer discretionary (13.3%), and healthcare (12.9%).

Q.  WHY DID THE FUND UNDERPERFORM
    ITS BENCHMARK?

A. The Fund underperformed its benchmark slightly due to the investment of Fund cash flows and the impact of modest Fund fees and expenses.

Q.  WHAT MOVES OF SIGNIFICANCE WERE MADE IN THE FUND DURING THE PERIOD?

A. For the second quarter of 2001, there were six index changes announced by Standard & Poor's that impacted the Fund. Additions to the S&P 500 included Mirant Corp. (April 2), Pepsi Bottling Group (May 11), TMP Worldwide (June
    1), Zions Bancorp (June 22), John Hancock Financial (June 27), and Rockwell Collins (June 29). Deletions for the quarter included Briggs and Stratton (April 2), Adaptec Inc (May 11), CIT Group (June 1), Alza Corp (June 22), Harcourt General (June 27), and Longs Drug Stores (June 29). Not every stock deleted from the Index was sold from the Fund, however, as a number of the changes in the Index were a result of mergers or acquisitions.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. Due to the passive investment style of the Fund, it will remain fully invested in stocks of the S&P 500 to track as closely as possible to the performance of the Index.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------
[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

                  S&P 500 INDEX FUND             S&P 500
12/90                 10,000                     10,000
12/91                 13,437                     12,502
12/92                 14,563                     13,467
12/93                 16,660                     14,816
12/94                 16,647                     15,009
12/95                 22,663                     20,636
12/96                 28,218                     25,406
12/97                 36,776                     33,864
12/98                 47,162                     43,583
12/99                 56,883                     52,764
12/00                 51,519                     47,927
6/1/2001              40,068                     44,715

            S&P 500 Index Fund (ending value $40,068)
            S&P 500 (ending value $44,715)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                             SIX      ONE     FIVE       TEN
                           MONTHS    YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
S&P 500 Index Fund         -6.92%   -15.18%  14.02%    14.89%
--------------------------------------------------------------------------------
S&P 500                    -6.70%   -14.86%  14.48%    15.11%
--------------------------------------------------------------------------------
Lipper peer group average* -6.86%   -15.04%  14.13%      N/A
--------------------------------------------------------------------------------
Inception date                  4/15/85
================================================================================

INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
================================================================================
  General Electric Co.                                 4.28%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.47%
--------------------------------------------------------------------------------
  ExxonMobil Corp.                                     2.66%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.35%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.24%
--------------------------------------------------------------------------------
  AOL Time Warner Inc.                                 2.08%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                 1.93%
--------------------------------------------------------------------------------
  American International Group Inc.                    1.77%
--------------------------------------------------------------------------------
  Intel Corp.                                          1.74%
--------------------------------------------------------------------------------
  International Business Machines Corp.                1.74%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
================================================================================
Market Value of $692,429 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

Technology 21.0%
Consumer - Stable 19.1%
Financial 17.6%
Consumer - Cyclical 12.1%
Utilities 9.0%
Capital Goods 8.9%
Energy 6.6%
Basic Materials 2.5%
Short Term 2.5%
Transportation 0.7%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE S&P 500 INDEX OBJECTIVE PEER GROUP CONSISTING OF 52, 48, AND 22 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 97.5%
--------------------------------------------------------------------------------
BASIC MATERIALS -- 2.5%

Air Products & Chemicals Inc.         14,332  $     655,689(h)
Alcan Aluminum Ltd.                   19,577        822,626(h)
Alcoa Inc.                            53,140      2,093,716(h)
Allegheny Technologies Inc.            5,151         93,182
Avery Dennison Corp.                   6,955        355,053
Barrick Gold Corp.                    23,533        356,525
Boise Cascade Corp.                    3,523        123,904
Du Pont de Nemours (E.I.) & Co.       63,913      3,083,163
Eastman Chemical Co.                   4,459        212,382
Ecolab Inc.                            7,626        312,437
Engelhard Corp.                        8,246        212,664
FMC Corp.                              1,853        127,042(a)
Freeport McMoran Copper &
   Gold Inc. (Class B)                 9,584        105,903(a)
Georgia Pacific Corp.                 14,243        482,126
Goodrich (B.F.) Co.                    6,301        239,312
Great Lakes Chemical Corp.             2,797         86,287
Hercules Inc.                          6,128         69,246
Homestake Mining Co.                  14,489        112,290
Inco Ltd.                             10,312        177,985(a)
International Paper Co.               29,175      1,041,548
Louisiana-Pacific Corp.                6,622         77,676
Mead Corp.                             6,258        169,842
Millipore Corp.                        2,745        170,135
Newmont Mining Corp.                  12,628        235,007
Nucor Corp.                            4,609        225,334
Pall Corp.                             7,778        183,016
Phelps Dodge Corp.                     4,810        199,615
Placer Dome Inc.                      19,774        193,785
Potlatch Corp.                         1,430         49,206
PPG Industries Inc.                   10,137        532,902
Praxair Inc.                          10,035        471,645
Rohm & Haas Co.                       13,514        444,611
Sealed Air Corp.                       4,857        180,923(a)
Sigma-Aldrich Corp.                    4,691        181,166
The Dow Chemical Co.                  54,694      1,818,576
USX-U.S. Steel Group Inc.              5,465        110,120
Westvaco Corp.                         5,920        143,797
Weyerhaeuser Co.                      13,460        739,896
Willamette Industries Inc.             6,550        324,225
Worthington Industries Inc.            4,641         63,118
                                                 17,277,675

CAPITAL GOODS -- 8.9%

Allied Waste Industries Inc.          12,900        240,972(a)
American Power
   Conversion Corp.                   11,100        174,825(a)
Caterpillar Inc.                      20,816      1,041,841
Centex Corp.                           3,960        161,370
Cooper Industries Inc.                 5,371        212,638
Corning Inc.                          57,239        956,464


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Crane Co.                              3,327  $     103,137
Cummins Engine Co. Inc.                2,989        115,674
Danaher Corp.                          8,500        476,000
Deere & Co.                           14,420        545,797
Dover Corp.                           12,158        457,749
Eaton Corp.                            4,450        311,945
Emerson Electric Co.                  26,274      1,589,577
General Dynamics Corp.                12,382        963,443
General Electric Co.                 608,295     29,654,381
Grainger (W.W.) Inc.                   5,682        233,871
Honeywell International Inc.          48,816      1,708,072
Illinois Tool Works Inc.              18,797      1,189,850
Ingersoll-Rand Co.                     9,499        391,359
ITT Industries Inc.                    5,763        255,013
Lockheed Martin Corp.                 26,752        991,162
Masco Corp.                           27,490        686,150
McDermott International Inc.           2,919         34,006
Minnesota Mining &
   Manufacturing Co.                  24,240      2,765,784
Molex Inc. (Class A)                  11,650        425,574
National Service Industries Inc.       2,376         53,626
Navistar International Corp. Inc.      3,295         92,688(a)
Northrop Grumman Corp.                 5,261        421,406
PACCAR Inc.                            4,460        229,333
Parker-Hannifin Corp.                  7,115        301,961
Pulte Corp.                            2,322         98,987
Raytheon Co.                          21,424        568,807
Rockwell International Corp.          11,068        421,912
Sherwin-Williams Co.                   9,263        205,639
Textron Inc.                           8,568        471,583
The Boeing Co.                        53,416      2,969,930(h)
The Timken Co.                         3,531         59,815
Thermo Electron Corp.                 10,428        229,625(a)
Thomas & Betts Corp.                   3,093         68,263
Tyco International Ltd.              118,839      6,476,725
United Technologies Corp.             28,786      2,108,862
Vulcan Materials Co.                   6,000        322,500
Waste Management Inc.                 37,512      1,156,120
                                                 61,944,436

CONSUMER - CYCLICAL -- 12.1%

Albertsons Inc.                       25,261        757,577(h)
American Greetings Corp. (Class A)     3,217         35,387(h)
Autozone Inc.                          7,344        275,400(a)
Bed Bath & Beyond Inc.                17,300        539,760(a)
Best Buy Co. Inc.                     13,000        825,760(a)
Big Lots Inc.                          5,900         80,712(a)
Black & Decker Corp.                   4,907        193,630
Block (H & R) Inc.                     5,652        364,837
Brunswick Corp.                        5,768        138,605
Carnival Corp.                        35,500      1,089,850
Cendant Corp.                         52,146      1,016,847(a,h)
Cintas Corp.                          10,500        485,625
Circuit City Stores Inc.              13,426        241,668
Clear Channel Communications Inc.     35,800      2,244,660(a)
Comcast Corp. (Class A)               57,944      2,514,770(a)
Convergys Corp.                       10,700        323,675(a)
Cooper Tire & Rubber Co.               4,223         59,967
Costco Wholesale Corp.                27,866      1,144,735(a)
CVS Corp.                             23,956        924,702

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND

                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Dana Corp.                             8,541  $     199,347
Darden Restaurants Inc.                6,886        192,119
Delphi Automotive Systems Corp.       34,358        547,323
Deluxe Corp.                           4,029        116,438
Dillards Inc. (Class A)                6,095         93,071
Dollar General Corp.                  19,491        380,074
Donnelley (R.R.) & Sons Co.            7,152        212,414
Dow Jones & Co. Inc.                   5,642        336,884
Eastman Kodak Co.                     18,075        843,741
Federated Department Stores Inc.      12,204        518,670(a)
Fluor Corp.                            4,752        214,553
Ford Motor Co.                       113,499      2,786,400
Fortune Brands Inc.                    9,041        346,813
Gannett Co. Inc.                      15,908      1,048,337
Gap Inc.                              52,418      1,520,122
General Motors Corp.                  33,847      2,178,054
Genuine Parts Co.                     10,596        333,774
Goodyear Tire & Rubber Co.             9,319        260,932
Harcourt General Inc.                  4,561        265,405
Harley-Davidson Inc.                  18,900        889,812
Harrah's Entertainment Inc.            6,735        237,746(a)
Hasbro Inc.                           11,996        173,342
Hilton Hotels Corp.                   22,088        256,221
Home Depot Inc.                      142,118      6,615,593
Interpublic Group Cos. Inc.           18,530        543,855
J.C. Penney Co. Inc.                  16,587        437,233
Johnson Controls Inc.                  5,141        372,568
K Mart Corp.                          28,831        330,692(a)
Knight-Ridder Inc.                     4,600        272,780
Kohl's Corp.                          20,600      1,292,238(a)
Leggett & Platt Inc.                  13,000        286,390
Limited Inc.                          25,936        428,463
Liz Claiborne Inc.                     3,065        154,629
Lowes Cos. Inc.                       23,664      1,716,823
Marriott International Inc. (Class A) 14,422        682,737
Mattel Inc.                           26,951        509,913
May Department Stores Co.             18,584        636,688
Maytag Corp.                           4,695        137,376
McDonald's Corp.                      80,934      2,190,074
McGraw Hill Cos. Inc.                 11,870        785,200
Meredith Corp.                         2,998        107,358
New York Times Co. (Class A)           9,988        419,496
Newell Rubbermaid Inc.                16,456        413,046
Nike Inc. (Class B)                   16,204        680,406
Nordstrom Inc.                         7,692        142,687
Office Depot Inc.                     19,000        197,220(a)
Omnicom Group Inc.                    10,800        928,800
RadioShack Corp.                      11,056        337,208
Reebok International Ltd.              3,030         96,809(a)
Robert Half International Inc.        10,900        271,301(a)
Safeway Inc.                          30,600      1,468,800(a)
Sears Roebuck & Co.                   20,145        852,335
Snap-on Inc.                           3,609         87,193
Staples Inc.                          27,200        434,928(a)
Starbucks Corp.                       24,000        552,000(a)
Starwood Hotels & Resorts
   Worldwide Inc.                     12,200        454,816
Target Corp.                          55,352      1,915,179
The Kroger Co.                        50,230      1,255,750(a)
The Stanley Works                      5,626        235,617


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
The Walt Disney Co.                  127,437 $    3,681,655
Tiffany & Co.                          9,500        344,090
TJX Cos. Inc.                         17,440        555,813
Toys 'R Us Inc.                       11,935        295,391(a)
Tribune Co.                           18,418        736,904
Tricon Global Restaurants Inc.         8,911        391,193(a)
TRW Inc.                               8,095        331,895
Tupperware Corp.                       3,128         73,289
VF Corp.                               6,702        243,819
Viacom Inc. (Class B)                108,907      5,635,937(a)
Visteon Corp.                          7,186        132,079
Wal-Mart Stores Inc.                 274,324     13,387,011
Walgreen Co.                          62,100      2,120,715
Wendy's International Inc.             6,331        161,694
Whirlpool Corp.                        4,109        256,813
Winn Dixie Stores Inc.                 8,440        220,537
                                                 84,022,795

CONSUMER - STABLE -- 19.1%

Abbott Laboratories                   95,096      4,565,559(h)
Adolph Coors Co. (Class B)             2,065        103,622
Aetna Inc.                             8,652        223,827(a)
Alberto-Culver Co. (Class B)           3,133        131,711
Allergan Inc.                          8,252        705,546
American Home Products Corp.          80,554      4,707,576(h)
Amgen Inc.                            63,792      3,870,899(a,h)
Anheuser Busch Cos. Inc.              55,708      2,295,170(h)
Applera Corp. - Applied
   Biosystems Group                   12,900        345,075
Archer-Daniels Midland Co.            39,892        518,596
Avon Products Inc.                    14,564        674,022
Ball Corp.                             1,954         92,932
Bard (C.R.) Inc.                       2,851        162,365
Bausch & Lomb Inc.                     3,128        113,359
Baxter International Inc.             36,348      1,781,052
Becton Dickinson & Co.                16,070        575,145
Bemis Co. Inc.                         2,881        115,730
Biogen Inc.                            9,400        510,984(a)
Biomet Inc.                           10,610        509,917
Boston Scientific Corp.               24,088        409,496(a)
Bristol-Myers Squibb Co.             120,008      6,276,418(h)
Brown-Forman Corp. (Class B)           3,929        251,220
Campbell Soup Co.                     25,576        658,582
Cardinal Health Inc.                  27,301      1,883,769
Chiron Corp.                          11,800        601,800(a)
CIGNA Corp.                            9,263        887,581
Clorox Co.                            14,284        483,513
Coca-Cola Enterprises Inc.            25,700        420,195
Colgate-Palmolive Co.                 35,172      2,074,796
Conagra Inc.                          33,968        672,906
Eli Lilly & Co.                       69,216      5,121,984
Forest Laboratories Inc.              10,600        752,600(a)
General Mills Inc.                    17,722        775,869
Gillette Co.                          64,566      1,871,768
Guidant Corp.                         18,524        666,864(a)
HCA-The Healthcare Corp.              33,623      1,519,423
Healthsouth Corp.                     22,936        366,288(a)
Heinz (H.J.) Co.                      20,997        858,567
Hershey Foods Corp.                    8,092        499,357
Humana Inc.                           10,727        105,661(a)

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

START
                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

IMS Health Inc.                       17,684 $      503,994
International Flavors &
   Fragrances                          5,547        139,396
Johnson & Johnson                    185,194      9,259,678
KB Home                                2,780         83,873
Kellogg Co.                           24,690        716,010
Kimberly Clark Corp.                  33,036      1,846,712
King Pharmaceuticals Inc.             10,600        569,750(a)
Manor Care Inc.                        6,037        191,675(a)
McKesson HBOC Inc.                    17,061        633,304
MedImmune Inc.                        12,600        594,720(a)
Medtronic Inc.                        74,032      3,406,212
Merck & Co. Inc.                     140,350      8,969,769
Pactiv Corp.                           9,448        126,603(a)
Pepsico Inc.                          88,310      3,903,302
Pfizer Inc.                          387,098     15,503,275
Pharmacia Corp.                       78,857      3,623,479
Philip Morris Cos. Inc.              134,579      6,829,884
Procter & Gamble Co.                  79,888      5,096,854
Quintiles Transnational Corp.          6,800        171,700(a)
Ralston Purina Group                  19,458        584,129
Sara Lee Corp.                        48,957        927,246
Schering Plough Corp.                 90,058      3,263,702(h)
St. Jude Medical Inc.                  5,123        307,380(a)
Stryker Corp.                         12,000        658,200
Supervalu Inc.                         7,200        126,360
Sysco Corp.                           41,244      1,119,775
Temple-Inland Inc.                     3,326        177,243
Tenet Healthcare Corp.                19,697      1,016,168(a)
The Coca-Cola Co.                    152,651      6,869,295(h)
The Pepsi Bottling Group Inc.          8,600        344,860
The Quaker Oats Co.                    8,028        732,555
Unilever N.V.                         35,135      2,092,992
UnitedHealth Group Inc.               19,894      1,228,455
UST Inc.                              10,279        296,652
Watson Pharmaceuticals Inc.            6,200        382,168(a)
Wellpoint Health Networks Inc.
   (Class A)                           3,900        367,536(a)
Wrigley (W.M.) Junior Co.             13,668        640,346
                                                132,466,996

ENERGY -- 6.6%

Amerada Hess Corp.                     5,590        451,672(h)
Anadarko Petroleum Corp.              15,528        838,978
Apache Corp.                           7,800        395,850
Ashland Oil Inc.                       4,207        168,701
Baker Hughes Inc.                     19,950        668,325
Burlington Resources Inc.             13,241        528,978
Chevron Corp.                         39,241      3,551,310
Conoco Inc. (Class B)                 37,805      1,092,564
Devon Energy Corp.                     7,996        419,790
EOG Resources Inc.                     6,800        241,740
ExxonMobil Corp.                     211,112     18,440,633
Halliburton Co.                       27,160        966,896
Kerr-McGee Corp.                       6,001        397,686
Kinder Morgan Inc.                     7,000        351,750
Mirant Corp.                          20,405        701,932(a)
Nabors Industries Inc.                 9,200        342,240(a)
Noble Drilling Corp.                   8,000        262,000(a)
Occidental Petroleum Corp.            22,110        587,905

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Phillips Petroleum Co.                15,629 $      890,853
Rowan Cos. Inc.                        5,677        125,462(a)
Royal Dutch Petroleum Co. ADR        131,116      7,640,129
Schlumberger Ltd.                     35,154      1,850,858
Sunoco Inc.                            4,988        182,710
Texaco Inc.                           33,996      2,264,134
Tosco Corp.                            9,100        400,855
Transocean Sedco Forex Inc.           19,266        794,723
Unocal Corp.                          14,738        503,303
USX-Marathon Group                    18,692        551,601
                                                 45,613,578

Financial-- 17.6%

AFLAC Inc.                            32,700      1,029,723
Ambac Financial Group Inc.             6,300        366,660
American Express Co.                  81,522      3,163,053(h)
American General Corp.                30,606      1,421,649(h)
American International
   Group Inc.                        142,689     12,271,254(h)
AmSouth Bancorp.                      22,550        416,949
Aon Corp.                             15,736        550,760
Bank of America Corp.                 98,040      5,885,341
Bank One Corp.                        70,927      2,539,187(h)
BB&T Corp.                            25,000        917,500
Bear Stearns Cos. Inc.                 6,769        399,168
Capital One Financial Corp.           12,300        738,000
Charles Schwab Corp.                  84,011      1,285,368
Charter One Financial Inc.            12,810        408,639
Chubb Corp.                           10,697        828,269
Cincinnati Financial Corp.            10,200        402,900
Citigroup Inc.                       308,176     16,284,020(h)
Comerica Inc.                         11,056        636,826
Conseco Inc.                          19,484        265,957
Countrywide Credit
   Industries Inc.                     7,400        339,512
Fannie Mae                            61,976      5,277,256
Fifth Third Bancorp                   34,616      2,078,691
First Union Corp.                     60,348      2,108,559
FleetBoston Financial Corp.           66,822      2,636,128
Franklin Resources Inc.               16,200        741,474
Freddie Mac                           42,465      2,972,550
Golden West Financial Corp.            9,665        620,880
Hartford Financial Services
   Group Inc.                         14,304        978,394
Household International Inc.          29,111      1,941,704
Huntington Bancshares Inc.            14,434        235,996
J.P. Morgan Chase & Co.              121,437      5,416,090(h)
Jefferson-Pilot Corp.                  9,123        440,823
John Hancock Financial
   Services Inc.                      18,700        752,862
KeyCorp                               26,228        683,239
Lehman Brothers Holdings Inc.         15,100      1,174,025
Lincoln National Corp.                11,712        606,096
Loews Corp.                           12,132        781,665
Marsh & McLennan Cos. Inc.            16,754      1,692,154
MBIA Inc.                              8,835        491,933
MBNA Corp.                            52,174      1,719,133
Mellon Financial Corp.                30,128      1,385,888
Merrill Lynch & Co. Inc.              51,334      3,041,539
MetLife Inc.                          47,500      1,471,550


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
MGIC Investment Corp.                  6,859  $     498,238
Moody's Corp.                         10,442        349,807
Morgan Stanley, Dean Witter & Co.     68,696      4,412,344
National City Corp.                   37,364      1,150,064
Northern Trust Corp.                  13,900        868,750
PNC Financial Services Group          17,908      1,178,167
Progressive Corp.                      4,600        621,874
Providian Financial Corp.             17,394      1,029,725
Regions Financial Corp.               15,000        480,000
SAFECO Corp.                           7,381        217,739
SouthTrust Corp.                      21,000        546,000
St. Paul Cos. Inc.                    13,380        678,232
State Street Corp.                    19,600        970,004(e)
Stilwell Financial Inc.               13,800        463,128
Suntrust Banks Inc.                   17,929      1,161,441
Synovus Financial Corp.               17,650        553,857
T. Rowe Price Group Inc.               7,600        284,164
The Allstate Corp.                    44,976      1,978,494(h)
The Bank of New York Co. Inc.         45,710      2,194,080
Torchmark Corp.                        7,300        293,533
U.S. Bancorp                         118,899      2,709,708
Union Planters Corp.                   8,100        353,160
UnumProvident Corp.                   14,889        478,235
USA Education Inc.                    10,100        737,300
Wachovia Corp.                        12,866        915,416
Washington Mutual Inc.                53,977      2,026,836
Wells Fargo & Co.                    105,018      4,875,986
Zions Bancorporation                   5,600        330,400
                                                 21,756,046

TECHNOLOGY -- 21.0%

ADC Telecommunications Inc.           46,400        306,240(a,h)
Adobe Systems Inc.                    14,392        676,424(h)
Advanced Micro Devices Inc.           21,574        623,057(a,h)
Agilent Technologies Inc.             28,107        913,478(a)
Altera Corp.                          23,900        693,100(a)
Analog Devices Inc.                   21,900        947,175(a)
Andrew Corp.                           4,456         82,213(a)
AOL Time Warner Inc.                 271,114     14,369,042(a,h)
Apple Computer                        21,120        491,040(a)
Applied Materials Inc.                49,400      2,425,540(a,h)
Applied Micro Circuits Corp.          18,100        311,320(a)
Autodesk Inc.                          3,512        130,998
Automatic Data Processing Inc.        38,918      1,934,225
Avaya Inc.                            16,401        224,694(a)
BMC Software Inc.                     15,100        340,354(a)
Broadcom Corp. (Class A)              15,100        645,676(a)
BroadVision Inc.                      16,500         82,500(a)
Cabletron Systems Inc.                10,926        249,659(a)
Cisco Systems Inc.                   446,804      8,131,833(a,h)
Citrix Systems Inc.                   11,700        408,330(a)
Compaq Computer Corp.                104,105      1,612,586
Computer Associates
   International Inc.                 35,081      1,262,916
Computer Sciences Corp.               10,182        352,297(a)
Compuware Corp.                       23,400        327,366(a)
Comverse Technology Inc.              10,400        593,840(a)
Concord EFS Inc.                      13,400        696,934(a)
Conexant Systems Inc.                 13,700        122,615(a)

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Dell Computer Corp.                  159,248   $  4,164,335(a,h)
Electronic Data Systems Corp.         28,700      1,793,750
EMC Corp.                            134,414      3,904,727(a)
Equifax Inc.                           9,100        333,788
First Data Corp.                      24,081      1,547,204
Fiserv Inc.                            7,500        479,850(a)
Gateway Inc.                          19,200        315,840(a)
Hewlett-Packard Co.                  118,382      3,385,725
Intel Corp.                          412,508     12,065,859
International Business
   Machines Corp.                    106,330     12,015,290
Intuit Inc.                           13,100        523,869(a)
Jabil Circuit Inc.                    11,400        351,804(a)
JDS Uniphase Corp.                    80,100      1,001,250(a)
KLA-Tencor Corp.                      11,100        649,017(a)
Lexmark International Inc.
   (Class A)                           7,600        511,100(a)
Linear Technology Corp.               19,300        853,446
LSI Logic Corp.                       22,692        426,610(a)
Lucent Technologies Inc.             210,618      1,305,832(h)
Maxim Integrated Products Inc.        20,000        884,200(a)
Mercury Interactive Corp.              4,900        293,510(a)
Micron Technology Inc.                36,854      1,514,699(a)
Microsoft Corp.                      329,356     24,042,988(a,h)
Motorola Inc.                        134,950      2,234,772
National Semiconductor Corp.          10,183        296,529(a)
NCR Corp.                              5,800        272,600(a)
Network Appliance Inc.                19,500        267,150(a)
Nortel Networks Corp.                194,824      1,770,950
Novell Inc.                           17,866        101,658(a)
Novellus Systems Inc.                  8,700        494,073(a)
Oracle Systems Corp.                 343,032      6,517,608(a)
Palm Inc.                             33,992        206,331(a)
Parametric Technology Corp.           17,606        246,308(a)
Paychex Inc.                          23,325        933,000
PeopleSoft Inc.                       17,300        851,679(a)
PerkinElmer Inc.                       6,010        165,455
Pitney Bowes Inc.                     15,832        666,844
Power-One Inc.                         4,400         73,216(a)
QLogic Corp.                           5,700        367,365(a)
QUALCOMM Inc.                         46,200      2,701,776(a)
Sabre Holdings Corp.                   8,308        415,400
Sanmina Corp.                         19,300        451,813(a)
Sapient Corp.                          7,100         69,225(a)
Scientific-Atlanta Inc.                9,806        398,124
Siebel Systems Inc.                   26,700      1,252,230(a)
Solectron Corp.                       40,300        737,490(a)
Sun Microsystems Inc.                199,360      3,133,939(a)
Symbol Technologies Inc.              13,050        289,710
Tektronix Inc.                         5,676        154,103
Tellabs Inc.                          25,152        487,446(a)
Teradyne Inc.                         10,300        340,930(a)
Texas Instruments Inc.               106,236      3,346,434
TMP Worldwide Inc.                     6,800        408,000(a)
Unisys Corp.                          18,209        267,854(a)
VERITAS Software Corp.                25,100      1,669,903(a)
Vitesse Semiconductor Corp.           11,800        248,272(a)
Xerox Corp.                           39,990        382,704
Xilinx Inc.                           20,500        845,420(a)
Yahoo! Inc.                           34,200        683,658(a)
                                                145,070,114

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 0.7%

AMR Corp.                              9,414  $     340,128(a,h)
Burlington Northern Santa Fe Corp.    24,049        725,558
CSX Corp.                             13,138        476,121
Delta Air Lines Inc.                   7,282        320,990
FedEx Corp.                           18,060        726,012(a)
Norfolk Southern Corp.                24,401        505,101
Ryder System Inc.                      3,231         63,328
Southwest Airlines Co.                46,949        868,087
U.S. Airways Group Inc.                3,807         92,510(a)
Union Pacific Corp.                   15,054        826,615
                                                  4,944,450

UTILITIES -- 9.0%

Allegheny Energy Inc.                  7,800        376,350
Alltel Corp.                          19,094      1,169,698
Ameren Corp.                           8,142        347,663
American Electric Power Inc.          19,925        919,937(h)
AT&T Corp.                           208,497      4,586,934(h)
Bellsouth Corp.                      115,098      4,634,997(h)
Calpine Corp.                         18,100        684,180(a)
CenturyTel Inc.                        8,050        243,915
CINergy Corp.                          9,353        326,887
Citizens Communications Co.           16,000        192,480(a)
CMS Energy Corp.                       7,700        214,445
Consolidated Edison Inc.              13,007        517,679
Constellation Energy Group            10,103        430,388
Dominion Resources Inc.               14,818        891,006
DTE Energy Co.                        10,966        509,261
Duke Energy Corp.                     46,932      1,830,817
Dynegy Inc. (Class A)                 19,500        906,750
Edison International                  19,542        217,893
El Paso Corp.                         30,682      1,612,032
Enron Corp.                           45,800      2,244,200
Entergy Corp.                         13,347        512,391
Exelon Corp.                          19,363      1,241,556
FirstEnergy Corp.                     13,677        439,852
FPL Group Inc.                        10,731        646,114
Global Crossing Ltd.                  55,613        480,496(a)
GPU Inc.                               7,300        256,595
KeySpan Corp.                          8,600        313,728
Nextel Communications Inc.
   (Class A)                          45,700        799,750(a)
Niagara Mohawk Holdings Inc.          10,554        186,700(a)
Nicor Inc.                             2,743        106,922
NiSource Inc.                         12,315        336,569
ONEOK Inc.                             4,214         83,016
Peoples Energy Corp.                   2,121         85,264
PG&E Corp.                            23,354        261,565
Pinnacle West Capital Corp.            5,100        241,740
PPL Corp.                              9,122        501,710
Progress Energy Inc.                  12,356        555,032
Public Service Enterprise Group       12,859        628,805
Qwest Communications
   International Inc.                101,348      3,229,961


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Reliant Energy Inc.                   18,518  $     596,465
SBC Communications Inc.              206,069      8,255,124
Sempra Energy                         13,075        357,471
Southern Co.                          40,758        947,624
Sprint Corp. (FON Group)              54,752      1,169,503
Sprint Corp. (PCS Group)              56,426      1,362,688(a)
The AES Corp.                         33,000      1,420,650(a)
TXU Corp.                             15,786        760,727
Univision Communications Inc.
   (Class A)                          12,900        551,862(a)
Verizon Communications               165,886      8,874,901
Williams Cos. Inc.                    30,086        991,334
WorldCom Inc. - MCI Group                100          1,610(a)
WorldCom Inc. - WorldCom
   Group                             176,332      2,503,914(a)
Xcel Energy Inc.                      20,680        588,346
                                                 62,147,497

TOTAL INVESTMENTS IN SECURITIES
   (COST $665,680,234)                          675,243,587



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.5%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund     1,216,653      1,216,654
Money Market Obligations Trust     7,445,892      7,445,892
Short Term Investment Co.          7,207,027      7,207,027


                                  PRINCIPAL
                                    AMOUNT           VALUE
--------------------------------------------------------------------------------


U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bills
   3.51%    09/13/01              $1,325,000      1,315,645

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,185,218)                            17,185,218

LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET 0.0%                                         (12,875)
--------------------------------------------------------------------------------

NET ASSETS-- 100%                              $692,415,930
================================================================================
OTHER INFORMATION
================================================================================
The S&P 500 Index Fund had the following long futures contracts open at June 30, 2001:

                              NUMBER     CURRENT
               EXPIRATION       OF      NOTIONAL    UNREALIZED
DESCRIPTION       DATE       CONTRACTS    VALUE    DEPRECIATION
--------------------------------------------------------------------------------
S&P 500      September 2001     54     $16,627,950   $(614,488)

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE PREMIER GROWTH EQUITY FUND PERFORM FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Premier Growth Equity Fund declined 5.86% for the six-month period ended June 30, 2001. During the same period, the S&P 500 Index declined 6.70% and our Lipper peer group of 313 Growth annuity funds lost an average of 10.51%.

Q.  WHAT FACTORS LED TO THE FUND OUTPERFORMING THE MARKET AND PEER FUNDS?

A. The Fund includes approximately 35 stocks, and with a concentrated Fund of this type, stock selection is the key driver to relative performance. For example, the technology sector was weak during the period with a decline of 16.5%. Our tech holdings as a group were actually up about 3%, thanks in part to gains of 68% in Microsoft and 50% in Dell Computer. Despite the negative returns, we are gratified to be ahead of the overall market, especially since our holdings have a much higher growth profile and higher valuation than the market.

Q.  HOW IS THE PORTFOLIO POSITIONED IN THIS
    VOLATILE MARKET?

A. There have been modest changes in the portfolio year-to-date. We've increased our holdings in technology stocks to about 30% of the portfolio. This compares with a tech weighting of approximately 20% in the S&P 500 Index. We own several of the larger technology bellwethers such as Cisco, Intel and EMC, but our larger exposure is in data processing companies such as Automatic Data and First Data. The processing companies are much less cyclical than the hardware companies, and have performed well in recent months.

    Our second-largest sector is healthcare, representing about 18% of the portfolio. We own three pharmaceutical stocks, two healthcare service companies and two medical product companies. We believe our healthcare holdings can post strong earnings growth regardless of the strength of the economy.

    Overall, we believe we have a portfolio with strong earnings prospects and less economic sensitivity than the overall stock market.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND FOR THE REST OF THE YEAR?

A. We're in a period of economic weakness and declining earnings, and the challenge is predicting when this will change for the better. Our crystal ball is no clearer than others, but we do believe we are presently in the weakest part of the economic downturn, and next year is going to look a lot better than this one. As in prior cycles, we believe the stock market will anticipate the resumption of better economic growth, and stock prices will start moving higher before we see the signs of a better economy. We are looking for opportunities to take a more aggressive stance in the portfolio and add to positions that will benefit from a stronger economy.

    The core strategy remains the same. Our holdings will have the characteristics of high quality, double-digit growth, financial strength, and solid management. We believe that these traits will continue to drive our long-term performance.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

                     PREMIER GROWTH EQUITY FUND                        S&P 500                   S&P 500/BARRA GROWTH
12/12/97                     10,000                                    10,000                           10,000
12/97                        10,346                                    10,168                           10,123
6/98                         12,193                                    11,972                           12,459
12/98                        14,125                                    13,087                           14,391
6/99                         16,968                                    14,692                           15,971
12/99                        19,247                                    15,844                           18,456
6/00                         19,145                                    15,772                           18,933
12/00                        18,241                                    14,391                           14,382
6/1/2001                     17,172                                    13,427                           13,083

           Premier Growth Equity Fund (ending value $17,172)
           S&P 500 (ending value $13,427)
           S&P 500/BARRA Growth (ending value $13,083)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                               SIX      ONE      THREE    SINCE
                             MONTHS     YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------

Premier Growth Equity Fund   -5.86%   -10.31%   12.09%   16.45%
--------------------------------------------------------------------------------
S&P 500                      -6.70%   -14.86%    3.90%    8.65%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth        -11.04%   -32.43%    0.89%    7.86%
--------------------------------------------------------------------------------
Lipper peer group average*  -10.51%   -20.67%    4.32%  N/A
--------------------------------------------------------------------------------
Inception date              12/12/97
--------------------------------------------------------------------------------


INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  First Data Corp.                                     4.54%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       4.33%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A)           4.19%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      4.16%
--------------------------------------------------------------------------------
  Comcast Corp. (Class A)                              4.06%
--------------------------------------------------------------------------------
  Equifax Inc.                                         3.93%
--------------------------------------------------------------------------------
  Home Depot Inc.                                      3.82%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 3.77%
--------------------------------------------------------------------------------
  AFLAC Inc.                                           3.59%
--------------------------------------------------------------------------------
  Carnival Corp.                                       3.50%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $102,248 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


Technology 30.5%
Consumer - Cyclical 22.7%
Consumer - Stable 19.5%
Financial  7.9%
Capital Goods 6.3%
Short Term 5.7%
Energy 4.9%
Utilities 2.5%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH PEER GROUP CONSISTING OF 313, 263 AND 172 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                      PREMIER GROWTH EQUITY FUND

                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 98.4%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.6%

Dover Corp.                           79,226  $   2,982,859
Molex Inc. (Class A)                 116,509      3,474,298
                                                  6,457,157

CONSUMER - CYCLICAL -- 23.6%

AT&T Corp. - Liberty Media
   Group (Class A)                   244,668      4,279,243(a,h)
Carnival Corp.                       116,509      3,576,826
Catalina Marketing Corp.              69,905      2,132,802(a)
Comcast Corp. (Class A)               95,537      4,146,306(a)
CVS Corp.                             44,273      1,708,938
Home Depot Inc.                       83,886      3,904,893
Interpublic Group Cos. Inc.           67,575      1,983,326
NTL Inc.                             121,170      1,460,099(a)
                                                 23,192,433

CONSUMER - STABLE -- 20.3%

Apogent Technologies Inc.            104,858      2,579,507(a)
Cardinal Health Inc.                  55,924      3,858,756
Dentsply International Inc.           34,953      1,550,166
Gillette Co.                          44,273      1,283,474
IMS Health Inc.                       44,274      1,261,809
Lincare Holdings Inc.                102,528      3,076,865(a)
Merck & Co. Inc.                      44,273      2,829,487
Pfizer Inc.                           86,217      3,452,991
                                                 19,893,055

ENERGY -- 5.1%

Baker Hughes Inc.                     83,886      2,810,181
Schlumberger Ltd.                     41,943      2,208,299
                                                  5,018,480

FINANCIAL -- 8.3%

AFLAC Inc.                           116,509      3,668,869
Citigroup Inc.                        83,886      4,432,536
                                                  8,101,405

TECHNOLOGY -- 31.8%

Analog Devices Inc.                   13,981        604,678(a)
Applied Materials Inc.                55,924      2,745,868(a)
Automatic Data Processing Inc.        58,254      2,895,224
Cisco Systems Inc.                   137,480      2,502,136(a,h)
Dell Computer Corp.                  109,518      2,863,896(a)
EMC Corp.                             53,594      1,556,906(a)
Equifax Inc.                         109,518      4,017,120
First Data Corp.                      72,236      4,641,163
Intel Corp.                           69,905      2,044,721
Intuit Inc.                           76,896      3,075,071(a)
Microsoft Corp.                       58,254      4,252,542(a)
                                                 31,199,325

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

UTILITIES -- 2.7%

Vodafone Group PLC ADR               116,509   $  2,603,976(h)

TOTAL INVESTMENTS IN SECURITIES
   (COST $99,596,132)                            96,465,831

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.9%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $5,781,938)               5,781,938      5,781,938
LIABILITIES IN EXCESS OF
   OTHER ASSETS, NET (4.3)%                      (4,181,841)
                                                ------------
NET ASSETS-- 100%                               $98,065,928
                                                ============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contracts open at June 30, 2001:

                               NUMBER      CURRENT
                 EXPIRATION      OF       NOTIONAL   UNREALIZED
DESCRIPTION         DATE      CONTRACTS     VALUE   DEPRECIATION
--------------------------------------------------------------------------------

S&P 500        September 2001    5      $1,539,625   $(32,162)

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Value Equity Fund declined 4.93 % for the six-month period ended June 30, 2001 while the Russell 1000 Value Index fell 1.26% during the same period.

Q. WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Fund's strong performance in the capital goods, technology and transportation sectors was not enough to offset weakness among our holdings of consumer stable, consumer cyclical and financial stocks.

Q.  WHICH STOCKS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. Holdings in Microsoft, IBM and First Data benefited the Fund's performance in the technology sector. In capital goods, our holdings in the diversified manufacturing and electrical equipment industries helped our return. Our holdings in Canadian Pacific and Burlington Northern added to our performance in transportation.

    The consumer stable, consumer cyclical and financial sectors all detracted from performance over this period. Our drug holdings had a negative impact, as Merck, Pfizer and Lilly were all down.

Q.  HOW HAS THE VOLATILITY IN THE MARKET IMPACTED THE FUND?

A. Despite short-term interest rate cuts by the Federal Reserve, the market has continued to be volatile, as U.S. economic growth slowed and corporate earnings deteriorated. The S&P 500 Index gained 6% for the quarter ended June 30, 2001 following a decline of 12% in the quarter ended March 30, 2001. The market does seem to be broadening, as investors look for opportunities in sectors other than technology.

    In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to buy or sell those stocks that become respectively undervalued or overvalued relative to the market, to their peers and/or to their earnings growth rate.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We continue to expect the stock market to be volatile amid a moderate economic slowdown. We maintain our focus on fundamental research and stock selection and plan to maintain the valuation discipline that has rewarded us over the years. We remain focused on finding under-appreciated stocks with a catalyst for investment over the next three to four years. We believe the portfolio is positioned for solid relative performance in this environment.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


                               Value Equity Fund                 Russell 1000 Value
  4/28/2000                        10,000                            10,000
  6/00                              9,970                             9,632
  9/00                             10,000                            10,398
  12/00                             9,979                            10,771
  3/1/2001                          9,215                            10,140
  6/1/2001                          9,486                            10,630

           Value Equity Fund (ending value $9,486)
           Russell 1000 Value (ending value $10,630)

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                             SIX         ONE        SINCE
                           MONTHS       YEAR      INCEPTION
--------------------------------------------------------------------------------
Value Equity Fund          -4.93%      -4.85%       -4.39%
--------------------------------------------------------------------------------
Russell 1000 Value         -1.26%      10.34%        5.35%
--------------------------------------------------------------------------------
Inception date            4/28/00
--------------------------------------------------------------------------------



TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.86%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       3.79%
--------------------------------------------------------------------------------
  ExxonMobil Corp.                                     3.70%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                     2.49%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    2.21%
--------------------------------------------------------------------------------
  International Business Machines Corp.                1.91%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          1.88%
--------------------------------------------------------------------------------
  SBC Communications Inc.                              1.84%
--------------------------------------------------------------------------------
  First Data Corp.                                     1.74%
--------------------------------------------------------------------------------
  United Technologies Corp.                            1.70%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $13,099 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

FINANCIAL 21.2%
CONSUMER- STABLE 17.2%
TECHNOLOGY 14.3%
ENERGY 11.1%
UTILITIES 9.7%
CONSUMER - CYCLICAL 8.5%
CAPITAL GOODS 8.1%
BASIC MATERIALS 3.4%
SHORT TERM 3.1%
TRANSPORTATION 2.5%
MISCELLANEOUS 1.0%

SEE NOTES TO PERFORMANCE.
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 97.6%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.5%

Alcoa Inc.                               893  $      35,184
Avery Dennison Corp.                     293         14,958
Barrick Gold Corp.                     3,388         51,328
Bowater Inc.                             832         37,224
Du Pont de Nemours (E.I.) & Co.          924         44,574
International Paper Co.                1,108         39,555
Rayonier Inc.                            878         40,783
Rohm & Haas Co.                          440         14,476
The Dow Chemical Co.                   1,232         40,964
Westvaco Corp.                           585         14,210
Weyerhaeuser Co.                       2,094        115,107
                                                    448,363

CAPITAL GOODS -- 8.1%

Deere & Co.                              616         23,316
Dover Corp.                            1,632         61,445
Eaton Corp.                              776         54,398
Emerson Electric Co.                   1,719        104,000
General Dynamics Corp.                 1,377        107,144
Martin Marietta Materials Inc.         1,294         64,040
Minnesota Mining &
   Manufacturing Co.                   1,207        137,719
Molex Inc. (Class A)                   2,020         60,236
Parker-Hannifin Corp.                  1,232         52,286
The Boeing Co.                         2,859        158,960
Thermo Electron Corp.                    467         10,283(a)
United Technologies Corp.              3,040        222,710
                                                  1,056,537

CONSUMER - CYCLICAL -- 8.6%

AT&T Corp. - Liberty Media
   Group (Class A)                     4,158         72,723(a)
Comcast Corp. (Class A)                2,356        102,250(a)
Convergys Corp.                          585         17,696(a)
Costco Wholesale Corp.                   234          9,613(a)
CVS Corp.                              2,171         83,801
Eastman Kodak Co.                        322         15,031
Federated Department Stores Inc.         878         37,315(a)
Gannett Co. Inc.                       1,602        105,572
Home Depot Inc.                        1,232         57,350
Lowes Cos. Inc.                        1,848        134,072
Target Corp.                           4,404        152,378
The Walt Disney Co.                    2,931         84,677
Viacom Inc. (Class B)                  1,300         67,275(a)
Wal-Mart Stores Inc.                   3,665        178,852
                                                  1,118,605

CONSUMER - STABLE -- 17.3%

Anheuser Busch Cos. Inc.               1,386         57,103
Avon Products Inc.                     1,297         60,025



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Baxter International Inc.              1,309  $      64,141
Cardinal Health Inc.                   3,142        216,798
Colgate-Palmolive Co.                    604         35,630
Eli Lilly & Co.                        1,786        132,164
General Mills Inc.                     1,294         56,651
Heinz (H.J.) Co.                         924         37,782
IMS Health Inc.                          924         26,334
Johnson & Johnson                      5,790        289,500
Kimberly Clark Corp.                   1,611         90,055
Medtronic Inc.                         1,257         57,835
Merck & Co. Inc.                       5,097        325,749
Pepsico Inc.                           2,680        118,456
Pfizer Inc.                            6,160        246,708
Pharmacia Corp.                        1,324         60,838
Procter & Gamble Co.                     924         58,951
Ralston Purina Group                   3,080         92,462
Schering Plough Corp.                    924         33,486
Sysco Corp.                            1,571         42,653
The Coca-Cola Co.                      1,540         69,300
The Quaker Oats Co.                      493         44,986
UnitedHealth Group Inc.                  616         38,038
                                                  2,255,645

ENERGY -- 11.2%

Anadarko Petroleum Corp.                 293         15,831
Baker Hughes Inc.                      1,996         66,866
BP p.l.c. ADR                          1,140         56,829
Burlington Resources Inc.              1,601         63,960
Chevron Corp.                            678         61,359
Conoco Inc. (Class B)                  3,696        106,814
Devon Energy Corp.                     1,325         69,562
EOG Resources Inc.                       346         12,300
ExxonMobil Corp.                       5,544        484,268
Nabors Industries Inc.                 2,147         79,868(a)
Noble Drilling Corp.                     862         28,231(a)
Royal Dutch Petroleum Co. ADR          1,632         95,097
Schlumberger Ltd.                        924         48,649
Texaco Inc.                              924         61,538
Tosco Corp.                              439         19,338
Transocean Sedco Forex Inc.            2,171         89,554
Unocal Corp.                           1,910         65,227
Weatherford International Inc.           631         30,288(a)
                                                  1,455,579

FINANCIAL -- 21.2%

ACE Ltd.                                 924         36,119
American Express Co.                   3,224        125,091
American International
   Group Inc.                            854         73,444
Bank of America Corp.                  1,848        110,936
BlackRock Inc. (Class A)               1,032         35,387(a)
Chubb Corp.                              970         75,107
Citigroup Inc.                         9,398        496,590
Edwards A.G. Inc.                        322         14,490
Fannie Mae                             2,538        216,111
Fifth Third Bancorp                      117          7,026
FleetBoston Financial Corp.            2,618        103,280
Franklin Resources Inc.                  468         21,420
Freddie Mac                            1,491        104,370

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
                                SCHEDULE OF INVESTMENTS June 30, 2001(unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES        VALUE

Goldman Sachs Group Inc.                 385   $     33,033
Hartford Financial Services
   Group Inc.                          2,462        168,401
J.P. Morgan Chase & Co.                3,696        164,842
Lehman Brothers Holdings Inc.          1,916        148,969
Lincoln National Corp.                   202         10,454
Marsh & McLennan Cos. Inc.               924         93,324
Merrill Lynch & Co. Inc.                 264         15,642
MetLife Inc.                             732         22,677
MGIC Investment Corp.                    816         59,274
Morgan Stanley,
   Dean Witter & Co.                   1,910        122,679
PNC Financial Services Group           1,962        129,080
St. Paul Cos. Inc.                     1,294         65,593
The Allstate Corp.                     3,847        169,230
The Bank of New York Co. Inc.            235         11,280
U.S. Bancorp                           2,156         49,135
Waddell & Reed Financial Inc.
   (Class A)                             649         20,606
Wells Fargo & Co.                      1,109         51,491
                                                  2,755,081

MISCELLANEOUS -- 1.0%

SPDR Trust                             1,069        131,059

TECHNOLOGY -- 14.4%

Analog Devices Inc.                    2,248         97,226(a)
Applied Materials Inc.                 1,078         52,930(a)
Automatic Data Processing Inc.         1,201         59,690
Axcelis Technologies Inc.              2,495         36,926(a)
Compaq Computer Corp.                  2,772         42,938
Dell Computer Corp.                    3,681         96,258(a)
Electronic Data Systems Corp.            462         28,875
Equifax Inc.                           2,248         82,457
First Data Corp.                       3,542        227,573
Hewlett-Packard Co.                    1,371         39,211
Intel Corp.                            4,096        119,808
International Business
   Machines Corp.                      2,218        250,634
Intuit Inc.                              234          9,358(a)
Microsoft Corp.                        6,930        505,890(a,h)
PerkinElmer Inc.                         731         20,124
Pitney Bowes Inc.                      1,232         51,892
Sun Microsystems Inc.                  2,772         43,576(a)
Texas Instruments Inc.                 2,649         83,443
Unisys Corp.                           1,639         24,110(a)
                                                  1,872,919

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

TRANSPORTATION -- 2.5%

AMR Corp.                              1,694   $     61,204(a)
Burlington Northern Santa Fe Corp.     3,080          2,924
Canadian Pacific Ltd.                  3,542        137,252
Continental Airlines Inc. (Class B)      616         30,338(a)
                                                    321,718

UTILITIES -- 9.8%

Constellation Energy Group             1,694         72,165
Dominion Resources Inc.                1,648         99,094
Duke Energy Corp.                      3,296        128,577
El Paso Corp.                          1,848         97,094
Exelon Corp.                           1,771        113,557
FPL Group Inc.                         1,109         66,773
NiSource Inc.                            322          8,800
Qwest Communications
   International Inc.                  2,464         78,528
SBC Communications Inc.                6,006        240,600
Sprint Corp. (FON Group)               2,710         57,886
Sprint Corp. (PCS Group)               2,202         53,178(a)
The AES Corp.                            203          8,739(a)
Verizon Communications                 3,496        187,036
Williams Cos. Inc.                       379         12,488
Xcel Energy Inc.                       1,632         46,430
                                                  1,270,945

TOTAL INVESTMENTS IN SECURITIES
   (COST $12,587,687)                            12,686,451

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $412,109)                   412,109        412,109
LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.7)%                                       (96,325)
                                                ------------
NET ASSETS-- 100%                               $13,002,235
                                                ============

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE MID-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Mid-Cap Value Equity Fund posted a return of 2.15% for the six-month period ended June 30, 2001. During the same period, the Standard & Poor's MidCap 400/BARRA Value Index returned 7.54% and our Lipper peer group of 247 Growth and Income annuity funds declined by an average of 2.59%

Q. WHY DID THE FUND UNDERPERFORM THE S&P MIDCAP 400/BARRA VALUE BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Fund underperformed its benchmark mainly due to relatively weak stock performance in the consumer cyclical, financial, and technology sectors. Consumer cyclical stocks such as Interpublic Group and NTL hurt the portfolio's performance as the broadcasting and advertising markets softened in response to weaker economic conditions. The market lifted financial stocks, as investors shifted funds to industries that were likely to benefit from aggressive interest-rate cutting by the Federal Reserve. However, our concerns regarding potential credit deterioration led to a smaller-than-normal position in financials stocks. In addition, the market's rotation into technology stocks during the second quarter negatively affected the portfolio given its reduced position in the sector.

    The market was also focused on defensive industries and value stocks in light of the weak economic environment. As a result, the Fund benefited from its above-average position and strong stock selection in the basic materials and capital goods sectors. Consumer stable stocks performed well for the Fund despite a reduced position in the sector, mainly due to solid stock selection.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund is to invest in companies that combine solid earnings prospects with good visibility, strong market share and superior long-term fundamentals and that are priced at attractive levels. Each new company being added to the Fund must be priced reasonably based on its earnings outlook in comparison to the market, as well as in comparison to its respective peer group. We believe companies with high quality management teams and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHICH INVESTMENTS STAND OUT IN THE PORTFOLIO?

A. Defensive and interest-rate sensitive names were the main focus with investors over the past six months. The Fund's performance benefited from this trend. The basic materials sector had strong performance from several chemicals companies, including Monsanto, up 38%, and Cabot Corp., up 37%. Holdings in the consumer cyclical issues such as Federated Department Stores (department stores), up 21%, and Liberty Media (entertainment), up 29%, stand out as well. Finally, the consumer stable sector featured strong performance in several healthcare service concerns, including Manor Care, up 54%, and Tenet Healthcare, up 16%. The announced takeover of refiner Tosco, one of the Fund's largest holdings, drove that stock up 30% during the period.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the course of the past six months, we have repositioned the Fund in several areas including the consumer cyclical, consumer stable, financial and energy sectors. In the consumer cyclical sector we continued to take profits as these interest-rate sensitive stocks rallied in reaction to the Fed's easing of monetary policy. We continue to have concerns about the resilience of the consumer in the second half of the year. The Fund holds a larger-than-average position in energy names and we continue to add stocks that we believe will benefit from the longer-term supply/demand imbalance in that sector. Both the financial and consumer stable sectors have been under-represented and the Fund has been selectively adding stocks in this area. Technology has also played a reduced role in the Fund and this is an area where we continue to add stocks with strong long-term fundamentals. These shifts have benefited the portfolio over the past six months. The cash position is higher than our historical average and we are looking to deploy this cash as good opportunities materialize.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe the Fund is well positioned to take advantage of a shift of investor interest into stocks other than technology, utilities and financials. Despite the correction in technology stocks, we find it still too early to take an aggressive position, as we believe more downside potential still exists. Utilities had a strong year in 2000, but we see limited additional upside in the regulated side of the business and we continue to place our focus on the unregulated producers. Financials benefited from the recent interest rate cuts, but the Fed may not be enough to save these stocks from the slowdown in the U.S. economy. We have placed a heavier emphasis on the downtrodden capital goods, basic materials and energy sectors believing the softer outlook is adequately reflected in the stocks within these sectors. As we stay focused on quality companies, we believe the Fund can generate solid results.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


                   MID-CAP VALUE EQUITY FUND                        S&P MIDCAP 400/BARRA VALUE                    S&P 500
5/1/97                       10,000                                         10,000                                 10,000
6/97                         11,450                                         10,925                                 11,086
12/97                        13,256                                         13,145                                 12,259
6/98                         14,975                                         13,841                                 14,433
12/98                        14,142                                         13,759                                 15,777
6/99                         17,393                                         14,540                                 17,712
12/99                        16,583                                         14,079                                 19,101
6/00                         15,869                                         14,565                                 19,014
12/00                        17,958                                         17,999                                 17,350
6/1/2001                     18,343                                         19,025                                 16,187

           Mid-Cap Value Equity Fund (ending value $18,343)
           S&P MidCap 400/BARRA Value (ending value $19,025)
           S&P 500 (ending value $16,187)

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                             SIX      ONE     THREE     SINCE
                           MONTHS    YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund     2.15%    15.59%    7.00%   15.67%
--------------------------------------------------------------------------------
S&P MidCap 400/
  BARRA Value                 7.54%    32.90%   11.83%   16.69%
--------------------------------------------------------------------------------
S&P 500                      -6.70%   -14.86%    3.90%   12.25%
--------------------------------------------------------------------------------
Lipper peer group average*   -2.59%     0.72%    4.75%  N/A
--------------------------------------------------------------------------------
Inception date               5/1/97
--------------------------------------------------------------------------------


TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc.               3.09%
--------------------------------------------------------------------------------
  Torchmark Corp.                                      2.96%
--------------------------------------------------------------------------------
  Federated Department Stores Inc.                     2.86%
--------------------------------------------------------------------------------
  Tosco Corp.                                          2.43%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)                                 2.38%
--------------------------------------------------------------------------------
  Tenet Healthcare Corp.                               2.36%
--------------------------------------------------------------------------------
  Cabot Corp.                                          2.31%
--------------------------------------------------------------------------------
  Viad Corp.                                           2.30%
--------------------------------------------------------------------------------
  Parker-Hannifin Corp.                                2.24%
--------------------------------------------------------------------------------
  ITT Industries Inc.                                  2.17%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $157,520 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

FINANCIAL 16.8%
CAPITAL GOODS 15.8%
SHORT TERM 14.7%
CONSUMER- CYCLICAL 14.0%
CONSUMER - STABLE 9.2%
BASIC MATERIALS 8.3%
ENERGY 7.1%
TECHNOLOGY 6.5%
UTILITIES 6.0%
TRANSPORTATION 1.6%

* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GROWTH AND INCOME PEER GROUP CONSISTING OF 247, 232 AND 173 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       MID-CAP VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 88.4%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 8.6%
Bowater Inc.                          60,286 $    2,697,195
Cabot Corp.                          100,997      3,637,912(h)
Monsanto Co.                             105          3,885
Praxair Inc.                          49,882      2,344,454
Rohm & Haas Co.                       94,082      3,095,298
Sealed Air Corp.                      35,167      1,309,971(a)
                                                 13,088,715

CAPITAL GOODS -- 16.4%
ITT Industries Inc.                   77,401      3,424,994
Jacobs Engineering Group Inc.         34,710      2,264,133(a)
Martin Marietta Materials Inc.        21,922      1,084,920
Mettler-Toledo International Inc.     54,805      2,370,316(a)
Molex Inc. (Class A)                 125,522      3,743,066(h)
Parker-Hannifin Corp.                 83,121      3,527,655
Sherwin-Williams Co.                 132,446      2,940,301
Textron Inc.                          60,286      3,318,142
Thermo Electron Corp.                100,072      2,203,586(a)
                                                 24,877,113

CONSUMER - CYCLICAL -- 14.6%
AT&T Corp. - Liberty Media
   Group (Class A)                   186,338      3,259,052(a)
Carnival Corp.                        70,333      2,159,223
Federated Department Stores Inc.     105,957      4,503,172(a)
Interpublic Group Cos. Inc.           81,294      2,385,979
Jones Apparel Group Inc.              41,104      1,775,693(a)
NTL Inc.                              73,074        880,542(a)
Spherion Corp.                        45,671        408,755(a)
The Kroger Co.                       124,225      3,105,625(a,h)
Viad Corp.                           137,013      3,617,143
                                                 22,095,184

CONSUMER - STABLE -- 9.5%
AmeriSource Health Corp. (Class A)    18,268      1,010,221   (a)
Caremark Rx Inc.                      30,618        503,666(a)
Energizer Holdings Inc.               55,974      1,284,603(a)
Manor Care Inc.                       85,861      2,726,087(a)
Mylan Laboratories Inc.               39,633      1,114,876
R.J. Reynolds Tobacco Holdings Inc.   41,104      2,244,279
Tenet Healthcare Corp.                71,964      3,712,623(a,h)
Tyson Foods Inc. (Class A)            45,671        420,630
Watson Pharmaceuticals Inc.           22,836      1,407,611(a)
                                                 14,424,596

ENERGY -- 7.4%
Aquila Inc.                           11,418        281,454(a)
Devon Energy Corp.                    44,758      2,349,795
ENSCO International Inc.              54,805      1,282,437
Nabors Industries Inc.                51,152      1,902,854(a)
Tosco Corp.                           86,775      3,822,439
Weatherford International Inc.        31,970      1,534,560(a)
                                                 11,173,539



--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES        VALUE
--------------------------------------------------------------------------------
FINANCIAL-- 17.4%

GATX Corp.                             9,134 $      366,274
Golden State Bancorp Inc.             22,836        701,266
Hartford Financial Services
   Group Inc.                         71,247      4,873,295
J.P. Morgan Chase & Co.               57,545      2,566,507
M&T Bank Corp.                        31,970      2,413,735
MGIC Investment Corp.                  2,777        201,721
Nationwide Financial Services Inc.
   (Class A)                          72,160      3,149,784
The Bank of New York Co. Inc.         48,411      2,323,728
Torchmark Corp.                      116,004      4,664,521
Waddell & Reed Financial Inc.
   (Class A)                          62,267      1,976,977
Zions Bancorporation                  54,805      3,233,495
                                                 26,471,303

TECHNOLOGY -- 6.7%
3Com Corp.                           109,610        520,648
Atmel Corp.                          114,178      1,540,261(a)
Cadence Design Systems Inc.           45,671        850,851(a)
Computer Sciences Corp.               38,227      1,322,654(a)
KPMG Consulting Inc.                  31,613        485,260(a)
SCI Systems Inc.                      82,208      2,096,304(a)
Unisys Corp.                         164,416      2,418,559(a)
Waters Corp.                          36,209        999,730(a)
                                                 10,234,267

TRANSPORTATION -- 1.6%
Burlington Northern
   Santa Fe Corp.                     82,208      2,480,215

UTILITIES -- 6.2%
El Paso Corp.                         43,844      2,303,564
OGE Energy Corp.                      88,683      2,005,123
TECO Energy Inc.                      73,073      2,228,726
Telephone & Data Systems Inc.         18,268      1,986,645
The Montana Power Co.                 80,381        932,419
                                                  9,456,477
TOTAL INVESTMENTS IN SECURITIES
   (COST $123,328,961)                          134,301,409

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 15.3%
--------------------------------------------------------------------------------
GEI Short Term Investment Fund
   (COST $23,218,272)             23,218,272    23,218,272
LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (3.7)%                                    (5,593,715)
                                               -------------

NET ASSETS-- 100%                              $151,925,966
                                               =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Mid-Cap Value Equity Fund had the following long futures contracts open at June 30, 2001:

                                  NUMBER      CURRENT
                   EXPIRATION       OF       NOTIONAL    UNREALIZED
DESCRIPTION           DATE       CONTRACTS     VALUE    APPRECIATION
--------------------------------------------------------------------------------

S&P MidCap 400   September 2001      9      $2,351,250     $8,925


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE SMALL-CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Small-Cap Value Equity Fund posted a return of 6.21% for the six-month period ended June 30, 2001. During the same period, the Russell 2000 Index gained 6.96% and our Lipper peer group of 38 Small Cap annuity funds returned an average of 12.91%.

Q.  WHAT MARKET CONDITIONS AFFECTED FUND PERFORMANCE?

A. The Federal Reserve has cut short-term interest rates six times this year, from 6.50% to 3.75%. We believe this policy will continue as long as inflationary pressures do not build. Corporations, however, are deferring capital expenditures when possible. The technology area is bearing the brunt of this slowdown as software, semi-conductor, broadband, and telecom companies continue to suffer from a collapse in demand. So-called "old economy" companies are faring better, as they have been operating in a slower demand environment since the 1998 Asia crisis. We continue to focus on companies with attractive valuation parameters that are insulated to some extent from the current economic weakness. This includes consumer stables, health care, financials and selective consumer discretionary companies.

Q.  WHICH STOCKS AND SECTORS HAVE BENEFITED THE FUND?

A. Stock picking is more important now than it has been in recent history. While we continue to make portfolio adjustments, our core holdings have not changed significantly. We continue to emphasize themes and companies with catalysts. Smithfield Foods' transition into branded pork products has changed investor perception that the company's stock performance is driven by fluctuations in pork prices. Cooper Companies is a dominant manufacturer of specialty contact lenses for people who have astigmatism. The company continues to grow earnings at a substantial rate and trades at an attractive price.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK LAST QUARTER?

A. The Fund's slight underperformance is primarily attributable to trailing performance in the financial services and materials & processing sectors. Over the six months ended June 30, 2001, the Fund's performance was enhanced primarily by key positions in consumer stables and healthcare. In addition, a low relative allocation to technology and strong stock selection also helped bolster returns.

Q.  WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND?

A. We continue to emphasize defensive, demand-insensitive companies with reasonable relative valuations. Our focus continues to be on earnings visibility and a company's ability to fund its growth from continuing operations.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


                                      SMALL-CAP VALUE EQUITY FUND                                   RUSSELL 2000
4/28/2000                                      10,000                                                   10,000
6/00                                            9,890                                                   10,241
9/00                                           10,300                                                   10,362
12/00                                          11,326                                                    9,650
3/1/2001                                       10,663                                                    9,021
3/1/2001                                       12,029                                                   10,312

              Small-Cap Value Equity Fund (ending value $12,029)
              Russell 2000 (ending value $10,312)

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                                 SIX         ONE       SINCE
                                MONTHS      YEAR     INCEPTION
--------------------------------------------------------------------------------

Small-Cap Value Equity Fund       6.21%      21.63%      17.02%
--------------------------------------------------------------------------------

Russell 2000                      6.96%       0.67%       2.66%

Lipper peer group average*       12.91%      26.85%     N/A

Inception date                   4/28/00
--------------------------------------------------------------------------------

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  The Cooper Cos. Inc.                                 4.06%
--------------------------------------------------------------------------------
  Beckman Coulter Inc.                                 3.73%
--------------------------------------------------------------------------------
  Smithfield Foods Inc.                                3.60%
--------------------------------------------------------------------------------
  PartnerRe Ltd.                                       3.12%
--------------------------------------------------------------------------------
  Iron Mountain Inc.                                   3.08%
--------------------------------------------------------------------------------
  InterTAN Inc.                                        3.05%
--------------------------------------------------------------------------------
  Grant Prideco Inc.                                   2.77%
--------------------------------------------------------------------------------
  Astoria Financial Corp.                              2.68%
--------------------------------------------------------------------------------
  Oshkosh Truck Corp.                                  2.35%
--------------------------------------------------------------------------------
  Suiza Foods Corp.                                    2.27%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $18,473 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

CONSUMER - DISCRETIONARY 22.0%
FINANCIAL SERVICES 17.4%
HEALTHCARE 14.6%
SHORT TERM 9.8%
CONSUMER - STABLE 8.1%
MATERIALS & PROCESSING 6.5%
AUTO & TRANSPORTATION 6.4%
TECHNOLOGY 5.2%
REITS 4.7%
ENERGY 3.7%
UTILITIES 1.6%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE SMALL CAP PEER GROUP CONSISTING OF 38 AND 32 UNDERLYING ANNUITY FUNDS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS

                                                     SMALL-CAP VALUE EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND
------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCK -- 94.0%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION-- 6.8%
Genesee & Wyoming Inc.
   (Class A)                          17,800   $    347,100(a)
Kansas City Southern Industries Inc.  16,100        254,380(a)
Navistar International Corp.           5,500        154,715(a)
Oshkosh Truck Corp.                    9,800        433,650
                                                  1,189,845
CONSUMER - DISCRETIONARY -- 23.2%
Cole National Corp.                    5,700         84,075(a)
Daisytek International Corp.          12,400        195,300
Encompass Services Corp.              19,300        172,735(a)
InterTAN Inc.                         40,200        562,800(a)
Iron Mountain Inc.                    12,700        569,468(a)
Journal Register Co.                   9,900        159,390(a)
R.H. Donnelley Corp.                   5,500        176,000(a)
Regent Communications Inc.            25,100        300,949(a)
School Specialty Inc.                 10,700        276,595(a)
Station Casinos Inc.                  20,100        321,600(a)
Valassis Communications Inc.           7,000        250,600(a)
Venator Group Inc.                    12,400        189,720(a)
Volt Information Sciences Inc.        14,400        252,000(a)
Wilsons The Leather Experts Inc.      12,900        239,295(a)
WMS Industries Inc.                    9,500        305,615(a)
                                                  4,056,142
CONSUMER - STABLE -- 8.6%
Smithfield Foods Inc.                 16,500        664,950(a)
Suiza Foods Corp.                      7,900        419,490(a)
SUPERVALU INC.                        23,900        419,445
                                                  1,503,885
ENERGY -- 3.8%
Key Energy Services Inc.              21,300        230,892(a)
Louis Dreyfus Natural Gas Corp.        4,200        146,370(a)
Noble Affiliates Inc.                  8,400        296,940
                                                    674,202
FINANCIAL SERVICES -- 18.3%
Astoria Financial Corp.                9,000        495,000
Everest Re Group Ltd.                  4,800        359,040
Golden State Bancorp Inc.              7,800        240,240
Investment Technology
   Group Inc.                          4,700        236,363(a)
Kronos Inc.                            8,600        352,170(a)
LandAmerica Financial
   Group Inc.                          9,900        315,315
National Data Corp.                   12,600        408,240
PartnerRe Ltd.                        10,400        576,160
W.P. Stewart & Co. Ltd.                9,300        227,850
                                                  3,210,378
HEALTHCARE -- 14.3%
Allscripts Heathcare
   Solutions Inc.                      3,800         34,200(a)
Apogent Technologies Inc.              7,600        186,960(a)


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Beckman Coulter Inc.                  16,900   $    689,520
Enzon Inc.                             3,300        206,250(a)
Kensey Nash Corp.                     11,500        192,510(a)
Sola International Inc.               14,600        206,006(a)
Syncor International Corp.             3,300        102,300(a)
The Cooper Cos. Inc.                  14,600        750,440
Thoratec Corp.                         8,900        138,395(a)
                                                  2,506,581
MATERIALS & PROCESSING -- 6.8%
Ball Corp.                             2,800        133,168
Grant Prideco Inc.                    29,300        512,457(a)
NCI Building Systems Inc.             15,900        290,175(a)
Simpson Manufacturing Co. Inc.           100          6,050(a)
The Lubrizol Corp.                     8,100        251,505
                                                  1,193,355
REAL ESTATE INVESTMENT TRUST -- 5.0%
Colonial Properties Trust              5,400        166,320
First Industrial Realty Trust Inc.     4,100        131,774
Glimcher Realty Trust                  7,200        128,880
Great Lakes REIT Inc.                 10,900        198,489
Mid-Atlantic Realty Trust              5,900         73,750
Parkway Properties Inc.                4,900        172,725
                                                    871,938
TECHNOLOGY -- 5.5%
Axcelis Technologies Inc.              5,700         84,360(a)
Borland Software Corp.                16,500        257,400(a)
DRS Technologies Inc.                 13,900        319,422(a)
EDO Corp.                             11,100        177,045
Varian Semiconductor Equipment
   Associates Inc.                     2,800        117,600(a)
                                                    955,827
UTILITIES -- 1.7%
American Water Works Co. Inc.          9,100        300,027

TOTAL COMMON STOCK
   (COST $14,652,040)                            16,462,180


--------------------------------------------------------------------------------
PREFERRED STOCK -- 1.1%
--------------------------------------------------------------------------------
HEALTHCARE -- 1.1%

Owens & Minor Trust I
   (Series A) 5.38%
   (COST $204,556)                     4,000        198,500(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $14,856,596)                            16,660,680

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.4%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $1,812,275)               1,812,275      1,812,275
LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (5.5)%                                      (961,561)
--------------------------------------------------------------------------------

NET ASSETS-- 100%                               $17,511,394
================================================================================


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
Q&A


Q.  HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK
    AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?
A. The International Equity Fund declined 12.35% for the six-month period ended June 30, 2001. During the same period, the MSCI EAFE Index declined 14.87% and our Lipper peer group of 161 International annuity funds lost an average of 14.34%.

Q.  WHAT WERE THE KEY FACTORS AFFECTING THE FUND'S PERFORMANCE?
A. The Euro, Europe's common currency continued to weaken in the period losing 8.4% against the U.S. Dollar. The Yen was also weak against the Dollar (down 10.0%). The British Pound fell 5.9%. The global economic weakness seen in the first half continued. Within the MSCI indices, Continental Europe declined 19.4% and the U.K. lost 13.1%. Japan performed marginally better, but still fell 8.3% during the period. The developed markets of the Pacific Basin ex-Japan registered a decline of 7.7%. The best performing markets globally were New Zealand (up 5.5%), Australia, (up 2.9%) and Ireland, (up 2.7%) while Portugal, (down 23.9%), and the new entrant to the developed market index, Greece, (down 26.7%) were among the major laggards, along with Sweden (down 28.6%) and Finland (down 45.3%).

Q.  WHAT HOLDINGS IN THE PORTFOLIO CONTRIBUTED MOST TO THE FUND'S PERFORMANCE?
A. The portfolio outperformed its benchmark by 2.52% during the period. The largest contributions to that out-performance came from our stock selection in Continental Europe and Latin America. Major individual contributions came from Banamex (Mexico - banking services); Canon (Japan - office equipment); Billiton (UK - mining); POSCO (Korea - steel); and TSMC (Taiwan - semiconductor manufacturing). The weakest performers in the portfolio were Vodafone (UK - telecom services); Cable and Wireless (UK - telecoms services); Telefonica (Spain - telecom services); Alcatel (France - telecoms equipment); and ING (Netherlands - banking).

Q.  WHAT REGIONAL TRENDS AFFECTED THE FUND'S PERFORMANCE?
A. EUROPE: Weakness in technology and telecommunications contributed to the significant declines in the region, as a stream of companies announced profit warnings combined with increasing concern about the lack of future orders. The Bank of England cut short-term interest rates three times and the European Central Bank (ECB) made an initial 25 basis point cut in the second quarter in response to weakened economic growth in Germany and France. The emphatic victory for Labor in the UK General Election raises prospects for accelerated investment in Britain's failing infrastructure. The weakening economic numbers from Europe's major countries give hope that the ECB may cut rates again soon, but high relative inflation, and a sagging Euro, are creating complications. Longer term, however, the superior financial strength of Europe compared to the rest of the developed world should make any period of real stock market weakness relatively short.

    JAPAN: The country began to slide toward recession again despite efforts to provide ample liquidity from the Bank of Japan and the election of Junichiro Koizumi as Prime Minister. His new government offers more tangible hope of real reform. However, the parliamentary elections in July are the next step in building the support essential for this radical politician to have a truly significant impact on the ailing Japanese economy. Mr. Koizumi has received welcome international support for his proposed reforms but, regardless of any anticipated success, the short-term outlook for Japan is weak, with little hope of domestic growth.

    ASIA: The MSCI Pacific (ex-Japan)index was strong relative to the rest of the world but still declined 7.7% in the half year, with both New Zealand (+5.5%) and Australia (+2.9%) generating positive returns. Singapore fell 20.2% and Hong Kong was down 16.1%, illustrating the vulnerability of the Asian markets to declines inglobal growth and particularly in the U.S. economy.

    EMERGING MARKETS: Emerging Market performance was mixed. Mexico was among the better performers, rising 25.1% in the 1st half, with Russia (+38.3%), Korea (+18.3%) and Thailand (+11.0%) also performing well. Among the worst performing countries, Turkey fell 33.4%, Israel lost 25.7% and Poland declined 24.9%. Technology and telecom stocks were the negative drivers in many of the markets, especially Taiwan and India. Currency concerns in Argentina lead to weakness in its equity market towards the end of the second quarter.

Q.  WHAT ACTIVITY TOOK PLACE IN THE FUND DURING THE PERIOD?
A. In keeping with our investment philosophy of buying undervalued growth stocks, we added the following stocks to the portfolio during the period:
    PetroCanada (Canada - energy); Daito Trust (Japan - real estate); Statoil (Norway - energy); International Power (UK - power); Syngenta (Switzerland - specialty chemicals); Elan (Ireland - pharmaceuticals); Bombardier (Canada - aerospace); Manulife (Canada - Insurance); Scottish Power (UK - utilities); Sinopec (China - energy). We trimmed the following positions: EADS (France - aerospace); Ericsson (Sweden - telecoms equipment); Hutchison Whampoa (Hong Kong - conglomerate); Asahi Bank (Japan - bank); Celestica (Canada - technology); and Murata (Japan - technology).

Q.  WHAT IS YOUR OUTLOOK FOR THE REST OF 2001?
A. The US and UK Central Banks have continued to cut short-term interest rates and, while economic statistics show no sign of recovery internationally as yet, stock markets have markedly slowed their rate of decline. At this stage, with unemployment rising around the world and economic growth forecasts being trimmed, it seems certain that the barrage of profit warnings we have seen in recent weeks will continue. We also expect that interest rates will continue to be cut until such time as a bottoming out of the world's economies is in evidence. Until that time, we will continue to favor the more defensive sectors, particularly those that benefit from declining interest rates (banking and insurance), or can ride out short-term economic cycles (long-cycle capital goods). From a relative perspective, Europe continues to be more attractive with impending pension and tax reform a future driver of activity, while Japan, until such time as reform really bites, will experience lackluster growth.

    In conclusion, we continue to look for the best opportunities that fit our undervalued growth philosophy, the cornerstone of our investment process.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

                              International Equity Fund              MSCI EAFE
  5/1/95                              10,000                         10,000
  12/95                               10,670                         10,522
  12/96                               11,728                         11,158
  12/97                               12,921                         11,356
  12/98                               15,175                         13,626
  12/99                               19,778                         17,301
  12/00                               17,263                         14,850
  6/1/2001                            15,131                         12,642

           International Equity Fund (ending value $15,131)
           MSCI EAFE (ending value $12,642)

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                             SIX       ONE       FIVE      SINCE
                            MONTHS     YEAR      YEAR    INCEPTION
--------------------------------------------------------------------------------
International Equity Fund   -12.35%   -25.20%    5.41%     6.95%
--------------------------------------------------------------------------------
MSCI EAFE                   -14.87%   -23.84%    2.83%     3.87%
--------------------------------------------------------------------------------
Lipper peer group average*  -14.34%   -24.01%    4.88%      N/A
--------------------------------------------------------------------------------
Inception date              5/1/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.

TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  BAE Systems PLC                                      2.78%
--------------------------------------------------------------------------------
  ING Groep N.V.                                       2.63%
--------------------------------------------------------------------------------
  TotalFinaElf (Class B)                               2.44%
--------------------------------------------------------------------------------
  CGNU PLC                                             2.37%
--------------------------------------------------------------------------------
  Vivendi Universal S.A.                               2.19%
--------------------------------------------------------------------------------
  Carrefour S.A.                                       2.10%
--------------------------------------------------------------------------------
  Vodafone Group PLC                                   2.03%
--------------------------------------------------------------------------------
  Bank of Ireland                                      1.94%
--------------------------------------------------------------------------------
  Sony Corp.                                           1.87%
--------------------------------------------------------------------------------
  Grupo Financiero Banamex Accival S.A.
      de C.V. (Class O)                                1.87%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $47,005 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

  EUROPE 65.4%
  JAPAN 11.9%
  PACIFIC RIM8.8%
  OTHER REGIONS 7.9%
  SHORT TERM 6.0%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERNATIONAL PEER GROUP CONSISTING OF 161, 138 AND 71 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 92.7%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.8%

Brambles Industries Ltd.              26,263   $    642,981
Cable & Wireless Optus Ltd.          102,727        194,389(a)
                                                    837,370

BRAZIL -- 2.1%

Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR               10,713        418,343
Petroleo Brasileiro S.A. -
   Petrobras ADR                      11,100        288,600
Uniao de Bancos Brasileiros
   S.A. GDR                           10,649        271,017
                                                    977,960

CANADA -- 3.4%

Biovail Corp.                          5,898        256,563(a)
Bombardier Inc. (Class B)             21,259        319,389
CGI Group Inc. (Class A)              29,062        165,456(a)
Manulife Financial Corp.              14,653        408,905
Petro-Canada                          18,264        433,493
                                                  1,583,806

CHINA -- 0.4%

China Petroleum & Chemical Corp.
   (Series H)                      1,018,000        203,605

FINLAND -- 2.2%

Sampo Oyj (Series A)                  73,645        627,225
Stora Enso Oyj                        34,133        370,253
TietoEnator Oyj                          988         22,020
                                                  1,019,498

FRANCE -- 17.0%

Alcatel                                7,075        148,094
Alstom                                26,923        749,730
Aventis S.A. (Class A)                 7,671        613,024
Axa                                   26,056        743,031
BNP Paribas S.A.                       7,550        657,740
Carrefour S.A.                        18,674        989,080
Coflexip S.A. ADR                      2,630        170,029
Lagardere S.C.A.                      15,664        738,060
Michelin CGDE (Regd.) (Class B)       11,054        350,071
Publicis Groupe                        2,948         71,451
Schneider Electric S.A.                2,976        164,687
Suez S.A.                             13,110        422,182
TotalFinaElf (Class B)                 8,181      1,146,716
Vivendi Universal S.A.                17,681      1,031,632
                                                  7,995,527


--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

GERMANY -- 7.7%

Bayer AG                               5,853   $    229,902
Bayerische Hypo- und
   Vereinsbank AG                      4,258        210,733
Bayerische Motoren Werke
   (BMW) AG                           13,873        459,686
Deutsche Bank AG                       7,890        565,935
E.On AG                                5,631        295,577
Fresenius Medical Care AG              5,128        360,260
Merck KGaA                             6,145        213,667
Metallgesellschaft AG                 44,487        453,914
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)             2,914        812,949
                                                  3,602,623

GREECE -- 0.3%

Hellenic Telecommunication
   Organization S.A. ADR               8,959         57,427
Hellenic Telecommunication
   Organization S.A. GDR               4,470         58,716
                                                    116,143

HONG KONG -- 2.2%

Cheung Kong (Holdings) Ltd.           51,472        560,927
Giordano International Ltd.          436,000        229,185
Johnson Electric Holdings Ltd.       189,200        258,338
                                                  1,048,450

IRELAND -- 4.5%

Bank of Ireland                       91,864        910,842
CRH PLC                               39,183        667,433
Elan Corp. PLC ADR                     5,841        356,301(a)
Jefferson Smurfit Group PLC           93,458        175,788
                                                  2,110,364

ISRAEL -- 0.6%

Teva Pharmaceutical Industries
   Ltd. ADR                            4,202        261,785

ITALY -- 3.0%

Banca Intesa S.p.A.                  178,294        630,067
Riunione Adriatica di Sicurta S.p.A
   (RAS)                              44,019        541,652
Saipem S.p.A.                         46,705        256,084
                                                  1,427,803

JAPAN -- 11.9%

Canon Inc.                            17,000        687,034
DAITO TRUST CONSTRUCTION
   CO. LTD.                           11,100        188,249
Fujitsu Ltd.                          31,000        325,635
ITOCHU Corp.                          45,361        184,412(a)
Kao Corp.                             19,234        478,112
KOMATSU Ltd.                          82,000        376,105
Mazda Motor Corp.                    154,000        385,278


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Minebea Co. Ltd.                      67,000   $    441,079
Mizuho Holdings Inc.                      30        139,524
Nippon Telegraph and Telephone
   Corp. (NTT)                            51        265,817
Sharp Corp.                            1,000         13,632
Shin-Etsu Chemical Co.                11,000        403,977
Sony Corp.                            13,400        881,084
The Tokyo Electric Power Co. Inc.      2,600         67,340
Toshiba Corp.                        139,000        734,512
                                                  5,571,790

MEXICO -- 2.7%

America Movil S.A. de C.V.
   ADR (Series L)                      2,344         48,896(a)
Desc S.A. de C.V. (Series B)          30,923         13,489
Desc S.A. de C.V. ADR                  1,444         12,159
Grupo Carso S.A. de C.V. ADR           7,805         46,361(a)
Grupo Financiero Banamex Accival
   S.A. de C.V. (Class O)            339,003        877,926
Grupo Televisa S.A. ADR                6,905        276,269(a)
                                                  1,275,100

NETHERLANDS -- 7.8%

ASM Lithography Holding N.V.          13,215        296,663(a)
Getronics N.V.                        10,709         44,469
IHC Caland N.V.                        9,239        465,861
ING Groep N.V.                        18,879      1,235,123
Ispat International N.V.
   (Regd.) (Class A)                  12,680         42,858
Koninklijke (Royal) Philips
   Electronics N.V.                   20,935        555,482
Koninklijke Ahold N.V.                20,722        649,752
Koninklijke Numico N.V.                9,535        366,286
                                                  3,656,494

NORWAY -- 0.3%

Statoil ASA                           21,777        161,057(a)

POLAND -- 0.3%

Telekomunikacja Polska S.A.
   GDR (Series A)                     34,046        153,547(b)

PORTUGAL -- 0.3%

Banco Comercial Portugues
   S.A. (BCP)                         32,997        123,039(a)

SINGAPORE -- 0.4%

Datacraft Asia Ltd.                   46,160        188,333

SOUTH KOREA -- 1.6%

Korea Telecom Corp. ADR               11,237        246,989
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR                        13,948        275,055
Samsung Electronics GDR                3,265        250,099(b)
                                                    772,143



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

SPAIN -- 2.0%

Acciona S.A.                           2,253   $     84,009
Repsol YPF S.A.                        5,570         92,046
Telefonica S.A.                       60,925        751,745(a)
Telefonica S.A. ADR                      745         27,744(a)
                                                    955,544

SWEDEN -- 1.9%

Autoliv Inc. SDR                      26,881        462,315
Industriforvaltnings AB
   Kinnevik (Series B)                 2,028         41,966
Investor AB (Series B)                 1,643         20,928
Invik & Co. AB                         1,201         86,157
Nordea AB (NDA) FDR                   27,545        158,266
Svenska Handelsbanken
   AB (Series A)                       6,937         99,209
                                                    868,841

SWITZERLAND -- 1.1%

Credit Suisse AG                       2,580        424,375
Syngenta AG ADR                        1,831         96,315(a)
                                                    520,690

TAIWAN -- 1.5%

Taiwan Semiconductor
   Manufacturing Co. Ltd.            380,123        706,589(a)

UNITED KINGDOM -- 15.7%

BAE Systems PLC                      272,298      1,305,740
Billiton PLC                          21,954        109,526
Cable & Wireless PLC                  69,552        409,676
CGNU PLC                              80,622      1,116,098
Corus Group PLC                       48,399         41,407(a)
International Power PLC               52,619        222,125(a)
Invensys PLC                         433,864        824,864
National Grid Group PLC               30,882        227,894
Nycomed Amersham PLC                  41,791        303,099
Prudential PLC                        41,212        499,715
Reed International PLC                45,030        399,519
Royal & Sun Alliance Insurance
   Group PLC                         109,939        828,325
Scottish Power PLC                    16,110        118,657
Vodafone Group PLC                   430,550        954,991
                                                  7,361,636

TOTAL COMMON STOCK
   (COST $48,808,876)                            43,499,737



--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.4%
--------------------------------------------------------------------------------

GERMANY -- 1.4%

Fresenius Medical Care AG              2,982        154,153
Henkel KGaA                            8,703        501,598
                                                    655,751

TOTAL PREFERRED STOCKS
   (COST $645,861)                                  655,751


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

WARRANTS -- 0.0%
--------------------------------------------------------------------------------

FRANCE -- 0.0%

Publicis SA-CVG, 03/07/02              2,948  $       8,394(a)

GERMANY -- 0.0%

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02                               48          3,417(a)

TOTAL WARRANTS
   (COST $0)                                         11,811


TOTAL INVESTMENTS IN SECURITIES
   (COST $49,454,737)                            44,167,299



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 6.0%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $2,837,475)               2,837,475      2,837,475
LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (0.1)%                                       (61,974)
                                               -------------

NET ASSETS-- 100%                               $46,942,800
                                               =============

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------
The International Equity Fund invested in the following sectors at June 30, 2001:

SECTOR                     PERCENTAGE (BASED ON TOTAL NET ASSETS)
--------------------------------------------------------------------------------

Financials                             26.74%
Industrials                            13.84%
Consumer Discretionary                 11.31%
Information Technology                  7.60%
Materials                               7.26%
Telecommunication Services              6.75%
Consumer Staples                        6.47%
Energy                                  5.86%
Health Care                             5.04%
Utilities                               2.88%
Short Term and Other                    6.25%
                                      -------
                                      100.00%
                                      =======


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE INCOME FUND PERFORM VERSUS ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Income Fund posted a return of 3.50% for the six-month period ended June 30, 2001. During the same period, the Lehman Brothers Aggregate Bond Index returned 3.61% and our Lipper peer group of 34 Intermediate Investment Grade Debt annuity funds gained 3.39%.

Q.  EXPLAIN THE DIFFERENCE IN PERFORMANCE.

A. The Fund performed well, before fees, versus the market and its peer group. The primary drivers of our superior returns were our higher-than-average position in the corporate and commercial mortgage-backed security sectors, which outperformed U.S. Treasury securities. Relative performance was also enhanced by favorable security selection.

Q.  WHAT OCCURRED IN THE FIXED INCOME MARKETS IN THE FIRST HALF OF 2001?

A. Bond returns continued to be positive in the first half of 2001 after an impressive performance in 2000, as a slowing economy and aggressive interest rate-cutting by the Federal Reserve dominated the environment.

    After an anemic 1.30% growth rate in the U.S. economy during the first quarter, the domestic economy showed few signs of improving during the second quarter. Economic data throughout the period seemed more mixed, possibly signaling the current downturn may be bottoming, supporting a U-shaped recovery forecast.

    The first half of this year marked a dramatic restructuring of bond yields. Two-year note yields moved steadily downward, reflecting Federal Reserve policy. Ten-year note and thirty- year bond yields decreased slightly in the first quarter; however, they turned upward in the second quarter, as bond investors began to fear future inflation pressures from a rebounding economy. All non-Treasury sectors outperformed comparable U.S. Treasury securities during the first six months.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET GOING FORWARD?

A. Our best case scenario anticipates a recovery with stronger growth coming later this year or early next year. Although the Federal Reserve is nearing the end of its easing cycle, they remain poised to lower rates further if the business outlook continues to deteriorate. Modest inflation and lower commodity prices should also support further easing.

    Given our economic view, we remain overweight in corporate securities, which should perform well in an improving economy. We also increased our weighting in mortgage-backed securities to take advantage of their reduced volatility. We continue to closely monitor the overall risk of the portfolio, while looking to add value through keen security selection and sector allocation.

                                                                     INCOME FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


                           INCOME FUND              LB AGGREGATE
1/3/95                        10,000                    10,000
12/95                         11,683                    11,847
12/96                         12,024                    12,275
12/97                         13,106                    13,464
12/98                         14,148                    14,632
12/99                         13,946                    14,511
12/00                         15,444                    16,198
6/1/2001                      15,985                    16,783

           Income Fund (ending value $15,985)
           LB Aggregate (ending value $16,783)

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                               SIX      ONE     FIVE      SINCE
                              MONTHS    YEAR    YEAR    INCEPTION
--------------------------------------------------------------------------------

Income Fund                   3.50%    10.86%   6.88%     7.49%
--------------------------------------------------------------------------------
LB Aggregate                  3.61%    11.23%   7.48%     8.30%

Lipper peer group average*    3.39%    10.11%   6.71%      N/A

Inception date              1/3/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and preservation of capital by investing primarily in a variety of investment grade debt securities.


QUALITY RATINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
MOODY'S /                                   PERCENTAGE OF
S&P RATING+                                 MARKET VALUE
--------------------------------------------------------------------------------
Aaa /AAA                                        82.64 %
--------------------------------------------------------------------------------
Aa / AA                                          2.27 %
--------------------------------------------------------------------------------
A / A                                             8.11%
--------------------------------------------------------------------------------
Baa / BBB                                         6.15%
--------------------------------------------------------------------------------
Ba / BB                                           0.21%
--------------------------------------------------------------------------------
Other                                             0.62%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $118,575 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


SHORT TERM & OTHER 29.2%
MORTGAGE BACKED 26.3%
CORPORATE NOTES 23.1%
U.S. TREASURIES 16.3%
FEDERAL AGENCIES 5.1%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE INTERMEDIATE INVESTMENT GRADE DEBT PEER GROUP CONSISTING OF 34, 25 AND 13 UNDERLYING ANNUITY FUNDS, RESPECTIVELY. + MOODY'S INVESTORS SERVICES, INC. AND STANDARD & POOR'S ARE NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 103.3%
--------------------------------------------------------------------------------
U.S. TREASURIES -- 19.7%

U.S. Treasury Bonds
   9.125%   05/15/09              $1,025,000   $  1,143,839
   8.125%   08/15/19               3,090,000      3,847,513
   5.375%   02/15/31               2,985,000      2,828,288
                                                  7,819,640
U.S. Treasury Notes
   3.875%   06/30/03               4,655,000      4,622,974
   6.75%    05/15/05               1,165,000      1,240,352
   4.625%   05/15/06               3,990,000      3,935,137
   5.00%    02/15/11               1,765,000      1,712,315
                                                 11,510,778

TOTAL U.S. TREASURIES
   (COST $19,363,613)                            19,330,418


FEDERAL AGENCIES -- 6.2%

Federal Farm Credit Bank
   9.15%    02/14/05                 100,000        113,047

Federal Home Loan Mortgage Corp.
   5.00%    05/15/04               2,660,000      2,659,335
   5.25%    12/20/04                 205,000        204,487
   6.22%    03/18/08                 395,000        394,878
   8.25%    06/01/16                  60,000         70,196
   9.24%    07/15/01                  62,000         56,232
                                                  3,385,128
Federal National Mortgage Assoc.
   5.50%    02/15/06                 865,000        863,028
   5.78%    05/05/04                 375,000        378,397
   6.04%    02/25/09                 310,000        305,737
   7.125%   01/15/30                 835,000        890,052
                                                  2,437,214
Tennessee Valley Authority
   6.125%   07/15/03                 133,000        133,665

TOTAL FEDERAL AGENCIES
   (COST $6,123,834)                              6,069,054


AGENCY MORTGAGE BACKED -- 31.7%

Federal Home Loan Mortgage Corp.
   6.00%    04/01/29 - 07/01/29      743,970        715,603
   6.50%    02/01/29                   9,187          9,063
   6.75%    10/01/08                  17,863         18,009
   7.00%    12/01/29 - 01/01/30      151,600        152,405
   7.50%    11/01/09 - 01/01/30      622,819        637,812
   8.00%    09/01/09 - 03/01/30      302,814        312,248
   8.50%    07/01/10 - 10/01/30      597,378        627,985
   9.00%    02/01/17                  20,316         21,630
   6.00%    TBA                    1,697,000      1,630,189(c)
   8.50%    TBA                      200,000        210,250(c)
                                                  4,335,194
Federal National Mortgage Assoc.
   5.50%    11/01/13 - 01/01/16    1,763,511      1,702,881
   6.00%    01/01/14 - 01/01/31    1,472,970      1,437,816



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
   6.50%    03/01/15 - 07/01/29   $  225,712   $    224,370
   7.00%    08/01/13 - 01/01/30      326,102        331,309
   7.50%    07/01/02 - 06/01/31    2,232,050      2,294,920
   8.00%    12/01/12 - 01/01/31    1,638,324      1,694,629
   8.121%   04/01/03                  89,933         90,440(i)
   8.50%    10/01/30 - 01/01/31      941,306        989,730
   9.00%    04/01/16 - 01/01/31      347,012        369,829
   5.50%    TBA                    1,696,000      1,637,708(c)
   6.00%    TBA                      772,000        740,881(c)
   6.50%    TBA                    3,552,000      3,560,880(c)
   6.50%    TBA                    2,093,000      2,059,638(c)
   7.00%    TBA                      482,000        484,111(c)
   7.50%    TBA                    4,032,000      4,146,670(c)
   8.00%    TBA                      519,000        536,028(c)
   8.00%    TBA                       56,764         58,876(c)
                                                 22,360,716
Government National Mortgage Assoc.
   6.375%   04/01/02                  96,322         97,526(i)
   6.50%    02/15/24 - 04/15/28      746,783        740,136
   7.00%    03/15/12 - 10/15/28    1,620,149      1,640,537
   7.625%   01/01/02                  65,654         67,064(i)
   8.00%    12/15/29 - 06/15/30      559,673        579,782
   8.50%    10/15/17                 194,672        207,297
   9.00%    11/15/16 - 12/15/21      457,416        494,390
   7.00%    TBA                      665,000        670,819(c)
                                                  4,497,551

TOTAL AGENCY MORTGAGE BACKED
   (COST $31,164,299)                            31,193,461


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.6%

Federal Home Loan Mortgage Corp.
   4.91%    10/15/23                  82,740         57,478(d,f)
   5.85%    02/15/08                 110,000        110,825
   6.50%    02/15/14                  48,157          9,511(g)
   6.50%    07/15/08 - 02/15/21       84,684         85,386
   7.00%    02/15/21                  26,965         27,243
   7.00%    01/15/28                  46,000         12,017(g)
   7.50%    07/15/27 - 07/15/29      470,594         96,201(g)
   7.627%   07/15/01                  64,000         54,660(i)
   7.75%    03/15/22                 421,169        437,430
   7.88%    07/15/01                 139,843         98,720(i)
   9.24%    07/15/01                 314,000        285,006(i)
   9.554%   07/15/01                 100,000         85,755(i)
   9.75%    07/15/01                 120,000         99,263(i)
   9.793%   07/15/01                  51,000         40,502(i)
   9.858%   07/15/01                  85,216         82,792(i)
   10.183%  07/15/01                 192,399        162,075(i)
   10.39%   07/15/01                  78,000         63,473(i)
   10.798%  07/15/01                  75,000         75,343(i)
   13.065%  07/15/01                  89,210         85,739(i)
                                                  1,969,419
Federal Home Loan Mortgage Corp. REMIC
   5.75%    05/15/24                  59,000         37,474(d,f)
   6.00%    09/15/23                  97,000         98,030
   7.00%    02/15/31                 172,000        170,925
   13.065%  07/15/01                 177,432        170,557(i)
                                                    476,986
Federal Home Loan Mortgage Corp. STRIPS
   5.58%    04/01/28                 304,432        220,721(d,f)
   6.10%    08/01/27                  29,859         24,365(d,f)
   8.00%    02/01/23 - 07/01/24      101,540         22,546(g)
                                                    267,632




--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Federal National Mortgage Assoc. REMIC
   4.795%    07/25/01             $  539,935     $   60,152(g,i)
   5.54%     10/25/29                106,749         74,957(d,f)
   5.68%     12/25/22                  3,996          3,163(d,f)
   6.00%     03/25/19                 33,225         33,349
   7.00%     09/25/20                  8,669          8,815
   8.109%    07/18/01                 67,629         49,095(i)
   8.375%    06/25/01                 60,000         54,712(i)
   8.925%    06/25/01                150,000        134,126(i)
   10.231%   06/25/01                145,863        117,055(i)
   10.481%   07/25/01                 73,000         67,799(i)
   12.207%   06/25/01                 46,042         43,804(i)
   13.959%   06/25/01                 88,230         85,100(i)
   1,008.00% 05/25/22                    133          3,017(g)
   1,080.91% 03/25/22                    282          6,706(g)
                                                    741,850
Federal National Mortgage Assoc. STRIPS
   5.66%     05/01/28                474,605        345,717(d,f)
   7.00%     12/01/29                207,695         46,601(g)
   7.50%     11/01/23 - 07/01/27   1,857,570        449,063(g)
   8.00%     02/01/23 - 11/01/29     986,960        229,813(g)
   8.50%     07/25/22                  6,720          1,478(g)
   9.00%     05/25/22                  4,111            964(g)
                                                  1,073,636
TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $4,518,853)                              4,529,523


ASSET BACKED -- 9.0%
Advanta Business Card Master Trust
   4.051%    07/20/01              1,600,000      1,601,613(i)
Advanta Mortgage Loan Trust Corp.
   6.30%     07/25/25                  2,055          2,076
American Express Credit Account
   Master Trust
   4.18%     07/15/01                 55,000         55,086(i)
   6.40%     04/15/05                450,000        459,418
American Express Master Trust
   4.13%     07/15/01                641,000        642,199(i)
Americredit Automobile
   Receivables Trust
   4.176%    07/05/01              1,000,000      1,001,048(i)
Capital Auto Receivables Asset Trust
   4.60%     09/15/05                195,000        194,610
Citibank Credit Card
   Issuance Trust
   6.90%     10/17/07                 83,000         86,541
Discover Card Master Trust I
   5.30%     11/15/06                445,000        444,855
First Chicago Master Trust II
   4.105%    07/15/01              1,400,000      1,400,434(i)
First USA Credit Card Master Trust
   4.07%     07/18/01              1,000,000      1,000,000(i)
Ford Credit Auto Owner Trust
   6.62%     07/15/04                550,000        565,295
Green Tree Financial Corp.
   Series 1993-1
   6.90%     04/15/18                 34,787         35,493
   6.97%     04/01/31                 81,000         83,278



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
MBNA Master Credit Card Trust
   4.21%    07/15/01                $184,000    $   184,401(i)
Mid-State Trust
   7.54%    07/01/35                   5,458          5,320
Providian Gateway Master Trust
   4.20%    07/15/01                 550,000        551,777(b,i)
PSE&G Transition Funding LLC
   6.61%    06/15/15                 490,000        487,398
West Penn Funding LLC
   6.81%    09/25/08                  59,000         61,159

TOTAL ASSET BACKED
   (COST $8,845,464)                              8,862,001


CORPORATE NOTES -- 27.8%

Abbey National Capital Trust I
   8.963%   06/30/30                 245,000        273,994(i)
Abbey National PLC
   7.35%    10/15/06                 131,000        132,716(i)
   6.70%    06/15/08                  15,000         14,356(i)
Abbott Laboratories
   5.125%   07/01/04                 500,000        499,155
AES Drax Holdings Ltd.
   10.41%   12/31/20                 100,000        111,555
Aetna Services Inc.
   7.375%   03/01/06                 145,000        144,047
   6.97%    08/15/36                 135,000        136,956
Ahold Finance USA Inc.
   8.25%    07/15/10                 585,000        631,320
Air 2 US
   10.127%  10/01/20                 175,000        190,244(b)
Allstate Financial Global Funding
   6.15%    02/01/06                 250,000        252,050(b)
Amerada Hess Corp.
   7.875%   10/01/29                 160,000        169,158
American Airlines Inc.
   9.71%    01/02/07                 129,998        136,199
   6.855%   10/15/10                  57,153         58,553
   10.18%   01/02/13                  40,000         43,151
American Home Products Corp.
   5.875%   03/15/04                 135,000        135,533(b)
   6.70%    03/15/11                 270,000        267,430
AOL Time Warner Inc.
   7.625%   04/15/31                 100,000         99,975
AT&T Corp.
   6.50%    03/15/29                 240,000        204,341
AT&T Wireless Services Inc.
   7.35%    03/01/06                 115,000        117,513(b)
   8.75%    03/01/31                 120,000        124,685(b)
Axa
   8.60%    12/15/30                 185,000        203,228
Bank One Corp.
   6.50%    02/01/06                 145,000        147,016
Barclays Bank PLC
   8.55%    09/29/49                 140,000        151,089(b)
BCI US Funding Trust I
   8.01%    07/15/08                 100,000        100,346(b,i)
Beckman Instruments Inc.
   7.10%    03/04/03                  40,000         40,502
Bellsouth Capital Funding
   7.875%   02/15/30                 155,000        165,458


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Bellsouth Telecomm Inc.
   6.375%   06/01/28               $  55,000    $    48,916
Boeing Capital Corp.
   7.10%    09/27/05                 180,000        188,674
Boston University
   7.625%   07/15/97                 100,000         99,023
Brascan Ltd.
   7.375%   10/01/02                  30,000         30,193
Bristol-Myers Squibb Co.
   6.875%   08/01/97                  75,000         72,437
British Telecommunications PLC
   8.375%   12/15/10                 150,000        158,250
Capital One Bank
   6.875%   02/01/06                 210,000        205,456
CIT Group Inc.
   7.125%   10/15/04                 115,000        118,801
Citigroup Inc.
   5.70%    02/06/04                 140,000        141,313
   7.25%    10/01/10                 150,000        155,708
Clear Channel Communications Inc.
   7.25%    09/15/03                 120,000        123,995
   7.875%   06/15/05                  95,000         99,492
Cleveland Electric Toledo Edison
   7.67%    07/01/04                 200,000        206,896
Coca-Cola Enterprises Inc.
   6.70%    10/15/36                 120,000        123,618
Conagra Foods Inc.
   7.125%   10/01/26                 110,000        112,045
Conoco Inc.
   5.90%    04/15/04                 580,000        584,333
Conseco Inc.
   8.70%    11/15/26                  21,000         14,070
Corporacion Andina De Fomento
   6.75%    03/15/05                 130,000        130,719
CSC Holdings Inc.
   8.125%   07/15/09                 130,000        128,705
DaimlerChrysler AG
   7.40%    01/20/05                 110,000        113,626
   8.00%    06/15/10                 130,000        135,037
Delhaize America Inc.
   7.375%   04/15/06                 120,000        122,557(b)
   9.00%    04/15/31                 125,000        135,821(b)
Delphi Automotive Systems Corp.
   6.125%   05/01/04                  75,000         75,100
Delta Air Lines Inc.
   7.57%    11/18/10                 235,000        240,837
Deutsche Telekom AG
   7.75%    06/15/05                 170,000        177,722
   8.25%    06/15/30                 645,000        663,238
Dominion Resources Inc.
   6.00%    01/31/03                 150,000        151,229
Dresdner Funding Trust I
   8.151%   06/30/31                 225,000        227,641(b)
Duke Capital Corp.
   7.25%    10/01/04                 120,000        125,174
Duke Energy Corp.
   5.375%   01/01/09                  80,000         73,832
El Paso Corp.
   7.375%   12/15/12                 430,000        421,090
Enron Corp.
   8.00%    08/15/05                 440,000        453,744(b)

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
ERAC USA Finance Co.
   8.25%    05/01/05                $205,000    $   214,512(b)
FedEx Corp.
   7.50%    01/15/18                  88,246         91,276
First Union Corp.
   7.55%    08/18/05                 120,000        126,983
Ford Motor Co.
   7.45%    07/16/31                 100,000         96,093
Ford Motor Credit Co.
   7.60%    08/01/05                  60,000         62,971
   6.875%   02/01/06                 150,000        152,907
   7.375%   10/28/09                 390,000        394,181
   7.875%   06/15/10                 165,000        173,029
FPL Group Capital Inc.
   7.375%   06/01/09                 385,000        397,643
France Telecom S.A.
   7.20%    03/01/06                  90,000         92,701(b)
   7.75%    03/01/11                  95,000         96,779(b)
   8.50%    03/01/31                 435,000        454,919(b)
General Motors Acceptance Corp.
   5.80%    03/12/03                 150,000        151,732
   5.75%    11/10/03                  50,000         50,525
   6.125%   01/22/08                  80,000         77,432
   7.25%    03/02/11                 100,000        101,544
Georgia-Pacific Group
   9.95%    06/15/02                  50,000         51,849
Guangdong International Trust &
   Investment Corp.
   8.75%    10/24/16                  10,000            700(b,j)
Heritage Media Corp.
   8.75%    02/15/06                  85,000         84,575
Household Finance Corp.
   7.20%    07/15/06                  85,000         88,655
   6.75%    05/15/11                 425,000        419,403
HSBC Capital Funding LP
   9.547%   06/30/10                  65,000         73,208(b,i)
International Paper Co.
   8.00%    07/08/03                 450,000        470,925
   8.125%   07/08/05                 165,000        174,679
Israel Electric Corp. Ltd.
   7.125%   07/15/05                  40,000         40,879(b)
J.P. Morgan Chase & Co.
   6.75%    02/01/11                  55,000         55,115
John Hancock Financial Services Inc.
   6.50%    03/01/11                 200,000        196,850(b)
John Hancock Global Funding II
   5.625%   06/27/06                 175,000        173,250(b)
Kellogg Co.
   5.50%    04/01/03                 255,000        255,067(b)
   6.60%    04/01/11                 155,000        150,156(b)
   7.45%    04/01/31                  90,000         88,758(b)
Koninklijke (Royal) KPN NV
   7.50%    10/01/05                 165,000        163,533
Kroger Co.
   7.375%   03/01/05                 150,000        154,461
LCI International Inc.
   7.25%    06/15/07                 148,000        147,731
Lehman Brothers Holdings Inc.
   7.50%    08/01/26                 100,000        104,182
Marconi Corp. PLC
   8.375%   09/15/30                 525,000        452,413
Merita Bank Ltd.
   7.15%    09/11/02                 250,000        253,570(b,i)


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT           VALU
--------------------------------------------------------------------------------
MidAmerican Energy Co.
   7.375%   08/01/02                $115,000    $   118,225
Midwest Generation LLC
   8.56%    01/02/16                 200,000        187,368
Mirant Americas Generation Inc.
   8.30%    05/01/11                 275,000        277,247(b)
Monumental Global Funding
   6.05%    01/19/06                 250,000        249,552(b)
Morgan Stanley Dean Witter & Co.
   7.125%   01/15/03                 105,000        108,437
   6.75%    04/15/11                 180,000        178,655
Nabisco Inc.
   6.125%   02/01/03                  75,000         75,709
National Rural Utilities Cooperative
   6.00%    05/15/06                 215,000        215,705
NB Capital Trust IV
   8.25%    04/15/27                 110,000        112,136
News America Holdings Inc.
   7.625%   11/30/28                 105,000         97,730
Noram Energy Corp.
   6.375%   11/01/03                  65,000         66,167(i)
Osprey Trust/Osprey I
   7.797%   01/15/03                 240,000        245,075(b)
Pacific Gas & Electric Co.
   7.375%   11/01/05                  50,000         35,500(b)
Pemex Finance Ltd.
   9.03%    02/15/11                 250,000        270,322
Pepsi Bottling Holdings Inc.
   5.375%   02/17/04                 110,000        110,101(b)
Petroleos Mexicanos
   9.50%    09/15/27                 100,000        108,300
Phillips Petroleum Co.
   9.375%   02/15/11                 185,000        219,906
PP&L Capital Funding Inc.
   7.75%    04/15/05                 150,000        153,929
Procter & Gamble Co.
   9.36%    01/01/21                 105,000        128,287
Progress Energy Inc.
   6.55%    03/01/04                 105,000        107,024
   7.75%    03/01/31                 405,000        418,028
Qwest Capital Funding Inc.
   7.25%    02/15/11                 170,000        168,336(b)
Qwest Corp.
   7.625%   06/09/03                 290,000        300,156
   5.625%   11/15/08                  90,000         82,005
Raytheon Co.
   7.90%    03/01/03                 290,000        297,283
   6.75%    08/15/07                  85,000         82,367
Royal & Sun Alliance Insurance
   Group PLC
   8.95%    10/15/29                 110,000        117,110
Royal Bank of Scotland Group PLC
   8.817%   03/31/49                 120,000        128,703
   9.118%   03/31/49                 185,000        204,480
Safeway Inc.
   6.15%    03/01/06                 175,000        174,759
SBC Communications Inc.
   6.25%    03/15/11                 870,000        845,388



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Southern California Edison Co.
   8.95%    11/03/03               $  75,000    $    54,000
SunAmerica Inc.
   5.60%    07/31/97                 205,000        156,909
Systems 2001 Asset Trust
   7.156%   12/15/11                 100,000         99,359(b)
Tele-Communications Inc.
   9.80%    02/01/12                  65,000         77,359
Telefonica Europe BV
   7.35%    09/15/05                 730,000        757,908
The Walt Disney Co.
   5.62%    12/01/08                  75,000         71,591
TRW Inc.
   6.625%   06/01/04                 100,000         99,752
Turner Broadcasting Systems Inc.
   8.375%   07/01/13                 110,000        120,271
Tyco International Group S.A.
   6.875%   09/05/02                 100,000        102,080
   6.375%   02/15/06                 180,000        180,554
   6.75%    02/15/11                 195,000        193,370
UBS PFD Funding Trust I
   8.622%   10/01/01                 100,000        108,062(i)
Union Carbide Corp.
   6.79%    06/01/25                 180,000        185,218
Union Pacific Corp.
   5.84%    05/25/04                 130,000        129,107
United Air Lines Inc.
   7.73%    07/01/10                 425,000        436,917
   9.56%    10/19/18                  60,000         61,435
US Airways Pass-Through Trust
   8.36%    01/20/19                 151,520        158,816
USA Networks Inc.
   6.75%    11/15/05                  70,000         70,580
Viacom Inc.
   7.75%    06/01/05                 253,000        267,785
Vodafone Group PLC
   7.625%   02/15/05                 150,000        157,589
WCG Note Trust
   8.25%    03/15/04                 255,000        254,452(b)
Williams Cos. Inc.
   6.125%   12/01/03                 120,000        120,914
WorldCom Inc.
   6.40%    08/15/05                  75,000         73,782
   7.375%   01/15/06                 175,000        178,238(b)
   8.875%   01/15/06                 100,000        103,511
   7.50%    05/15/11                 110,000        107,065
   8.25%    05/15/31                 100,000         97,706
Yale University
   7.375%   04/15/96                 215,000        223,282
Yorkshire Power Pass-Through
   Asset Trust
   8.25%    02/15/05                  85,000         91,263(b)

TOTAL CORPORATE NOTES
   (COST $27,140,129)                            27,367,913

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.0%

Bear Stearns Commercial
   Mortgage Securities
   6.48%    04/15/11               $  32,000    $    31,580
Chase Commercial
   Mortgage Securities Corp.
   6.025%   08/18/07                 192,618        193,147
   6.39%    11/18/08                 198,000        197,053
   6.484%   02/14/11                  60,000         58,111(b)
   6.56%    05/18/30                 119,000        119,771
Commercial Mortgage
   Acceptance Corp.
   6.03%    03/15/08                  97,000         95,562
   6.04%    08/15/08                  65,000         63,702
   6.457%   02/16/34                  80,000         78,700(b)
DLJ Commercial Mortgage Corp.
   1.051%   11/12/31                 695,199         31,478(g)
   6.24%    11/12/31                 561,000        552,908
First Nationwide Trust
   7.50%    12/19/30                 391,993        402,895
First Union National Bank of America
   Commercial Mortgage Trust
   6.136%   12/15/10                 195,000        188,015
   6.315%   12/15/10                  32,000         30,672
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08                  65,000         64,724
GS Mortgage Securities Corp.
   (Class A)
   6.624%   05/03/11                  96,000         94,890(b)
   6.86%    07/13/30                 219,000        224,082
Lehman Large Loan (Class A2)
   6.84%    10/12/34                 101,000        103,951
Morgan Stanley Capital I
   6.86%    05/15/06                 122,124        125,716(b)
   7.11%    07/15/09                 155,000        159,964
Morgan Stanley Dean Witter
   Capital I
   7.20%    09/15/10                 199,000        205,968
   1.617%   02/01/31                 743,665         50,855(b,g)
Residential Asset Securitization Trust
   1.0596%  08/25/30                 691,863         13,405(g)
Residential Funding Mortgage
   Securities Inc.
   13.847%  07/25/01                 265,000        239,328(i)
Salomon Brothers Mortgage
   Securities Inc.
   7.00%    07/25/24                 490,829        449,575
   7.00%    07/25/24                  15,045         14,154
TIAA Retail Commercial Mortgage
   5.77%    06/19/16                  64,000         64,030(b)
   6.56%    06/19/26                  40,000         40,139(b)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $3,936,165)                              3,894,375



--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

SOVEREIGN AGENCIES -- 0.3%

Ontario Province of Canada
   7.375%   01/27/03                $135,000  $     140,508
Quebec Province of Canada
   7.50%    09/15/29                 100,000        106,656

TOTAL SOVEREIGN AGENCIES
   (COST $236,160)                                  247,164


TOTAL BONDS AND NOTES
   (COST $101,328,517)                          101,493,909

--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES         VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.1%
--------------------------------------------------------------------------------

DOMESTIC PREFERRED -- 0.1%

Centaur Funding Corp.
   (Series B), 9.08%                     125        132,782(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $101,455,064)                          101,626,691

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 17.2%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund     12,891,853    12,891,853

                                    PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 4.1%

Banque Nationale De Paris New York
   3.73%    12/17/01              $ 1,112,000     1,112,000
Commerzbank AG
   3.73%    12/20/01                2,944,000     2,944,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $16,947,853)                            16,947,853


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (20.6)%                                  (20,273,415)
                                                ============

NET ASSETS-- 100%                               $98,301,129
                                                ============


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Global Income Fund declined 4.21% during the six-month period ended June 30, 2001. During the same period, the Salomon/Smith Barney World Government Bond Index (unhedged) declined 4.56% and our Lipper peer group of 41 Global Income annuity funds lost an average of 0.66%.

Q. WHAT FACTORS MATERIALLY AFFECTED THE FUND'S PERFORMANCE DURING THE FISCAL PERIOD.

A. After a near decade-long boom, the first six months of 2001 witnessed a dramatic slowdown in the world economy. Growth in the U.S., which only nine months ago reached the 5.6% level quarter over quarter, fell to a pace of about 1% during the second quarter of 2001. Globally, the rest of the world has also caught the U.S. cold. In Germany, growth is down from 3.9% to below 1.5%, Japanese growth moved from slightly positive (.6%) to negative (-.5%) and most emerging economies are still struggling to recover from the 1998 crisis. Unfortunately, this slowdown has corresponded with a dramatic pickup in world inflation, mainly due to rising energy and commodity prices. The net effect was pressure on the fixed income and equity markets. The Fund underwent some adjustments by reducing its position in longer-maturity securities, while boosting its holdings in short-maturity bonds. The other major factor which affected Fund performance was the continued strength of the U.S. Dollar. Even with the recent setbacks to growth, the U.S. remains the world's most dynamic economy. The combination of technological advances, an educated workforce and a low savings rate has made the U.S. the place where many foreign corporations and investors alike want to place their capital. These cash flows, not fundamental factors that normally affect currency values, have kept the Dollar at a 15-year high. The Fund's weighting to the U.S. has remained high to take advantage of the Dollar's appreciation.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW ARE YOU POSITIONING THE FUND GOING FORWARD?

A. The environment for growth is changing. The Federal Reserve has lowered short-term interest rates by more than 2% since the beginning of the year, equity prices have stopped falling, and most world central banks have followed the actions of the Fed. For many countries, the combination of fiscal (tax cuts) and monetary (interest rate cuts) stimulus has already begun to impact growth. We expect the U.S., U.K. and Japan to experience moderate growth for the remainder of 2001 and beyond. However, one major region, Europe, has not taken the appropriate steps to encourage growth. Because of this, we expect European growth will lag significantly, putting continued pressure on the beleaguered Euro and keeping rates at a very low level. Therefore, the Fund will be positioned in longer maturity securities, while maintaining an underweight duration position. In the U.S. and U.K. we will increase exposure to corporate securities and in Europe, the Fund will boost its position in short-maturity securities. Japan's economy remains a mystery. The combination of fiscal and monetary easing has not had much of an impact. A new government is in place and we expect the radical reforms which are planned will have a long-lasting positive impact on the economy. However, in the short- and medium-term, the outlook for the economy is poor and we will, therefore, maintain an overweight duration position.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

                                         GLOBAL INCOME FUND                  SALOMON WORLD BOND
  5/1/97                                       10,000                             10,000
  6/97                                         10,190                             10,394
  12/97                                        10,341                             10,548
  6/98                                         10,729                             10,843
  12/98                                        11,720                             12,163
  6/99                                         10,874                             11,290
  12/99                                        10,841                             11,644
  6/00                                         10,717                             11,647
  12/00                                        10,767                             11,829
  6/1/2001                                     10,314                             11,289


           Global Income Fund (ending value $10,314)
           Salomon World Bond (ending value $11,289)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                              SIX      ONE      THREE     SINCE
                             MONTHS    YEAR     YEAR    INCEPTION
--------------------------------------------------------------------------------
Global Income Fund           -4.21%   -3.76%   -1.31%     0.75%
--------------------------------------------------------------------------------
Salomon World Bond           -4.56%   -3.07%    1.35%     2.95%
--------------------------------------------------------------------------------
Lipper peer group average*   -0.66%    2.73%    2.13%     N/A
--------------------------------------------------------------------------------
Inception date              5/1/97
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.



CURRENCY EXPOSURE
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $7,592 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

U.S. DOLLARS 38.10%
EURO 34.8%
JAPANESE YEN 12.7%
POUND STERLING 9.7%
OTHERS 3.8%
CANADIAN DOLLARS 0.9%


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $7,592 (in thousands

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


Europe 44.5%
United States 36.5%
Japan 10.2%
Other Regions 8.0%
Short Term 0.8%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE GLOBAL INCOME PEER GROUP CONSISTING OF 41, 41 AND 34 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                              GLOBAL INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

BONDS AND NOTES -- 84.8%
--------------------------------------------------------------------------------
AUSTRIA -- 0.4%

Republic of Austria
   4.00%    07/15/09        EUR $     49,000     $   38,092

CANADA -- 2.9%
Government of Canada
   5.00%    09/01/04        CAD      110,000         71,534
   1.60%    05/09/13        JPY   23,000,000        187,840
                                                    259,374

FRANCE -- 5.0%
Government of France
   4.75%    03/12/02        EUR       20,000         17,000
   5.50%    10/25/07        EUR      255,000        223,123
   5.50%    04/25/10        EUR      235,000        203,532
                                                    443,655

GERMANY -- 17.8%
Bayerische Vereinsbank
   4.50%    06/24/02        EUR      209,629        177,819
Bundesobligation
   5.00%    11/12/02        EUR      350,000        299,262
   3.25%    02/17/04        EUR      305,000        251,881
Bundesrepublic Deutschland
   5.25%    07/04/10        EUR      315,000        271,298
   5.25%    01/04/11        EUR      100,000         86,076
Federal Republic of Germany
   6.00%    01/04/07        EUR      220,000        198,585
   6.25%    01/04/30        EUR      240,000        220,066
Hypothekenbank AG
   4.25%    07/16/02        EUR       90,000         76,095
                                                  1,581,082

HUNGARY -- 0.7%
National Bank of Hungary
   9.75%    11/22/01        EUR      135,000         59,635

ITALY -- 4.0%
Republic of Italy
   8.75%    07/01/06        EUR      150,000        148,702
   6.50%    11/01/27        EUR      227,000        205,837
                                                    354,539

JAPAN -- 8.8%
Government of Japan
   1.10%    12/20/05        JPY   26,000,000        215,587
   0.50%    03/20/06        JPY   45,600,000        367,930
   1.80%    12/20/10        JPY   23,000,000        193,151
                                                    776,668

SPAIN -- 2.8%
Kingdom of Spain
   4.50%    07/30/04        EUR      160,000        135,493
   5.40%    07/30/11        EUR      136,000        115,668
                                                    251,161

SWEDEN -- 3.3%
Government of Sweden
   10.25%   05/05/03        SEK    2,180,000        219,033
   3.50%    04/20/06        SEK      850,000         72,818
                                                    291,851



--------------------------------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT         Value

UNITED Kingdom -- 8.0%
European Investment Bank
   7.63%    12/07/06        GBP    $  99,000    $   149,892
   5.50%    12/07/09        GBP       70,000         95,988
Treasury
   8.50%    12/07/05        GBP       40,000         62,810
   7.75%    09/08/06        GBP      125,000        193,201
   5.75%    12/07/09        GBP      145,000        209,350
                                                    711,241
UNITED STATES-- 31.1%
CIT Group Inc.
   5.50%    05/16/05        EUR       70,000         59,379
Fannie Mae
   7.13%    02/15/05        USD      400,000        423,812(h)
Freddie Mac
   4.50%    03/15/04        EUR      120,000        101,582
   6.25%    12/07/05        GBP       18,000         25,641
General Motors
   Acceptance Corp.
   7.75%    1/19/10         USD      400,000        420,744(h)
Household Finance Corp.
   6.75%    05/15/11        USD      100,000         98,683
Merrill Lynch & Co.
   7.25%    05/02/02        USD      390,000        398,405
National Rural Utilities
   Cooperative
   6.00%    05/15/06        USD      100,000        100,328
U.S. Treasury Bonds
   5.25%    02/15/29        USD      460,000        420,610(h)
U.S. Treasury Notes
   6.50%    08/15/05        USD      500,000        529,295
   5.00%    02/15/11        USD       95,000         92,164
WorldCom Inc.
   7.50%    05/15/11        USD      100,000         97,332
                                                  2,767,975
TOTAL INVESTMENTS IN SECURITIES
   (COST $7,937,312)                              7,535,273

--------------------------------------------------------------------------------
                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.6%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund        46,944         46,944
U.S. Treasury Bills
   3.58%    09/20/01                  10,000          9,923(h)
TOTAL SHORT-TERM INVESTMENTS
   (COST $56,867)                                    56,867
OTHER ASSETS AND LIABILITIES,
   NET 14.6%                                      1,299,551
                                                 -----------
NET ASSETS-- 100%                                $8,891,691
                                                 ===========

--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The Global Income Fund had the following long futures contracts open at June 30, 2001:
                                 NUMBER        CURRENT
                EXPIRATION        OF          NOTIONAL    UNREALIZED
DESCRIPTION        DATE        CONTRACTS       VALUE     APPRECIATION
--------------------------------------------------------------------------------

   Govt. of
Japan Bonds   September 2001       1        $1,406,500     $2,666


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A


Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Total Return Fund declined 3.16% during the six-month period ended June 30, 2001. During the same period, the Standard & Poor's 500 Composite Price Index lost 6.70%, the Lehman Brothers Aggregate Bond Index gained 3.61% and our Lipper peer group of 80 Flexible Portfolio annuity funds lost 2.87%.

Q.  WHAT WERE THE PRIMARY DRIVERS BEHIND
    FUND PERFORMANCE?

A. The U.S. equity portion of the Fund outperformed the S&P 500 Index primarily due to solid stock selection across several sectors including technology, consumer stable, and capital goods. We were rewarded for our underweight of the technology sector as technology stocks continued to decline from 2000 during the first half of the year. Following this strong pullback in the technology group over the last twelve months, we have been slowly reducing our underweight in the sector by incrementally adding to select positions. The U.S. equity portion of the Fund is overweight in the consumer stable sector, specifically in drug and healthcare service stocks. Our overweight in the capital goods sector was also an important contributor to the Fund's positive performance. In terms of detractors of Fund performance, the utilities sector pulled back as telecommunication stocks continued to weaken amid reduced growth expectations and balance sheet concerns. In the consumer cyclical sector, concerns over slowing advertising and consumer spending triggered profit-taking in the group.

    The fixed income portion of the Fund provided solid returns, although it slightly underperformed the Lehman Brothers Aggregate Bond Index. The primary drivers of the positive returns were our higher-than-average position in the corporate and commercial mortgage-backed security sectors, which outperformed U.S. Treasury securities. Relative performance was also enhanced by favorable security selection throughout the portfolio.

    Our allocation in international equities sets the Fund apart from many other balanced funds, which typically focus only on the U.S. financial markets. Even though the international equity portion of the Fund had a negative return during the period, it out-performed the relative international equity indices. The largest contributions to the out-performance came from our stock selection in Continental Europe and Latin America.

Q. WHAT ARE THE CURRENT WEIGHTINGS OF THE VARIOUS ASSET CLASSES AND HOW HAVE THEY CHANGED OVER THE PAST SIX MONTHS?

A. Currently, the Fund's asset allocation mix is 44% of the assets in U.S. equities, 16% in international equities, 37% in fixed income securities and 3% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. The Federal Reserve's active stance at boosting the economy will hopefully help bring about more rapid economic growth in the second half of the year. However, the speed of a recovery is difficult to predict. While it appears likely that the Fed has held off the threat of a recession, at least for now, it is not as clear when the economy will turn the corner. However, we expect that the Fed's actions will begin to have a positive impact in the months to come. The stock market is likely to remain volatile in these uncertain times, while the bond market will offer limited opportunities as long-term interest rates appear to be at or near their lows for the current cycle. A key factor is whether consumers can continue to keep the economy afloat even as corporations trim spending and announce more layoffs.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

                                TOTAL RETURN FUND                 S&P 500                    LB AGGREGATE
12/90                                 10,000                      10,000                         10,000
12/91                                 12,735                      12,502                         11,458
12/92                                 13,689                      13,467                         12,306
12/93                                 15,544                      14,816                         13,506
12/94                                 15,937                      15,009                         13,112
12/95                                 20,410                      20,636                         15,534
12/96                                 22,573                      25,406                         16,095
12/97                                 26,633                      33,864                         17,654
12/98                                 31,188                      43,583                         19,185
12/99                                 35,320                      52,764                         19,026
12/00                                 37,066                      47,927                         21,239
6/1/2001                              31,546                      44,715                         22,005

           Total Return Fund (ending value $31,546)
           S&P 500 (ending value $44,715)
           LB Aggregate (ending value $22,005)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                             SIX      ONE     FIVE       TEN
                           MONTHS    YEAR     YEAR      YEAR
--------------------------------------------------------------------------------
Total Return Fund            -3.16%   -1.48%    11.51%   12.17%
--------------------------------------------------------------------------------
S&P 500                      -6.70%  -14.86%    14.48%   15.11%
--------------------------------------------------------------------------------
LB Aggregate                  3.61%   11.23%     7.48%    7.87%
--------------------------------------------------------------------------------
Lipper peer group average*   -2.87%   -3.22%    10.31%   11.29%
--------------------------------------------------------------------------------
Inception date              7/1/85
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.




TOP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.93%
--------------------------------------------------------------------------------
  First Data Corp.                                     2.37%
--------------------------------------------------------------------------------
  AT&T Corp. - Liberty Media Group (Class A)           1.78%
--------------------------------------------------------------------------------
  U.S. Treasury Notes  4.625%, 5/15/06                 1.73%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 1.72%
--------------------------------------------------------------------------------
  Fannie Mae                                           1.56%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds  8.125%, 8/15/19                 1.43%
--------------------------------------------------------------------------------
  Equifax Inc.                                         1.36%
--------------------------------------------------------------------------------
  U.S. Treasury Bonds  9.125%, 5/15/09                 1.31%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.  7.50%, 6/1/31      1.28%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $140,936 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

DOMESTIC EQUITY 41.5%
BONDS AND NOTES 34.6%
FOREIGN EQUITY 14.7%
SHORT TERM & OTHER 9.2%


* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE FLEXIBLE PEER GROUP CONSISTING OF 80, 79 AND 61 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
DOMESTIC EQUITY -- 44.4%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 3.9%

Alleghany Corp.                          319  $      64,757(a)
Dover Corp.                           43,284      1,629,643
Emerson Electric Co.                   2,741        165,831
Minnesota Mining &
   Manufacturing Co.                   2,983        340,360
Molex Inc. (Class A)                  49,749      1,483,515
The Boeing Co.                         2,945        163,742
United Technologies Corp.              4,594        336,556
Waste Management Inc.                 32,867      1,012,961
                                                  5,197,365

CONSUMER - CYCLICAL -- 7.5%

Adelphia Communications
   Corp. (Class A)                     3,053        125,173(a)
AT&T Corp. - Liberty Media
   Group (Class A)                   143,321      2,506,684(a)
Carnival Corp.                        32,328        992,470
Catalina Marketing Corp.              38,434      1,172,621(a)
Comcast Corp. (Class A)               36,638      1,590,089(a)
CVS Corp.                              7,544        291,198
Gemstar-TV Guide
   International Inc.                  3,412        145,351
Home Depot Inc.                       21,911      1,019,957
Interpublic Group Cos. Inc.           23,887        701,084
NTL Inc.                              56,277        678,138(a)
The Walt Disney Co.                   13,829        399,520
UnitedGlobalCom Inc. (Class A)         2,098         18,148(a)
Viacom Inc. (Class B)                  4,979        257,663(a)
                                                  9,898,096

CONSUMER - STABLE -- 11.4%

Abbott Laboratories                   27,479      1,319,267
American Home Products Corp.          12,213        713,728
Apogent Technologies Inc.             29,095        715,737(a)
Bristol-Myers Squibb Co.              18,858        986,274
Cardinal Health Inc.                  35,202      2,428,938(h)
Colgate-Palmolive Co.                  4,598        271,236
Dentsply International Inc.           10,058        446,072
Energizer Holdings Inc.                5,388        123,655(a)
Gillette Co.                          16,164        468,594
IMS Health Inc.                        4,490        127,965
Johnson & Johnson                     28,736      1,436,800(h)
Lincare Holdings Inc.                 42,386      1,272,004(a,h)
Medtronic Inc.                         2,916        134,165
Merck & Co. Inc.                      23,348      1,492,171
Pepsico Inc.                          19,397        857,347
Pfizer Inc.                           32,687      1,309,114
Philip Morris Cos. Inc.               14,440        732,830
Sybron Dental Specialties Inc.         8,800        180,312(a)
                                                 15,016,209



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

ENERGY -- 2.7%

Anadarko Petroleum Corp.              12,931  $     698,662
Baker Hughes Inc.                     20,834        697,939
ExxonMobil Corp.                       8,800        768,680
Nabors Industries Inc.                13,290        494,388(a)
Schlumberger Ltd.                     17,062        898,314
                                                  3,557,983

FINANCIAL -- 9.6%

AFLAC Inc.                             8,621        271,475
American Express Co.                  16,617        644,740
American International
   Group Inc.                         16,477      1,417,022
Bank One Corp.                        14,009        501,522
Berkshire Hathaway Inc.
   (Class B)                             283        650,900(a)
Citigroup Inc.                        78,216      4,132,933
Fannie Mae                            25,823      2,198,829
Fidelity National Financial Inc.      14,188        348,599
Loews Corp.                           11,135        717,428
Marsh & McLennan Cos. Inc.             9,627        972,327
State Street Corp.                    15,446        764,423(e)
                                                 12,620,198

TECHNOLOGY -- 9.1%

Analog Devices Inc.                    4,849        209,719(a)
Applied Materials Inc.                10,417        511,475(a)
Automatic Data Processing Inc.        24,605      1,222,868
Cisco Systems Inc.                    26,940        490,308(a)
Dell Computer Corp.                   17,960        469,654(a)
EMC Corp.                             15,984        464,335(a)
Equifax Inc.                          52,084      1,910,441
First Data Corp.                      52,084      3,346,397
Intel Corp.                           35,920      1,050,660
Intuit Inc.                           13,290        531,467(a)
Microsoft Corp.                       21,988      1,605,124(a)
Pitney Bowes Inc.                      2,514        105,890
Texas Instruments Inc.                   731         23,027
                                                 11,941,365

UTILITIES -- 0.2%

Sprint Corp. (PCS Group)               1,055         25,478(a)
WorldCom Inc. - WorldCom Group        15,086        214,221(a)
                                                    239,699

TOTAL DOMESTIC EQUITY
   (COST $48,227,221)                            58,470,915



--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.7%
--------------------------------------------------------------------------------

CONSUMER - DISCRETIONARY -- 1.8%

Autoliv Inc. SDR                      11,107        191,024
Bayerische Motoren Werke
   (BMW) AG                            6,197        205,339
Giordano International Ltd.          176,000         92,515

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------

Grupo Televisa S.A. ADR                3,430   $    137,234(a)
Lagardere S.C.A.                       6,368        300,049
Mazda Motor Corp.                     64,000        160,116
Michelin CGDE (Regd.) (Class B)        5,852        185,328
Publicis Groupe                          800         19,390
Reed International PLC                23,067        204,657
Sony Corp.                             6,200        407,666
Vivendi Universal S.A.                 8,208        478,912
                                                  2,382,230
CONSUMER STAPLES -- 1.0%

Carrefour S.A.                         8,599        455,451
Kao Corp.                              7,592        188,719
Koninklijke (Royal) Philips
   Electronics N.V.                    9,127        242,173
Koninklijke Ahold N.V.                10,191        319,545
Koninklijke Numico N.V.                3,781        145,247
                                                  1,351,135
ENERGY -- 0.9%

China Petroleum & Chemical Corp.
   (Series H)                        400,000         80,002
Coflexip S.A. ADR                        770         49,780
Petro-Canada                           7,150        169,704
Petroleo Brasileiro S.A. -
   Petrobras ADR                       5,588        145,288
Repsol YPF S.A.                          736         12,163
Saipem S.p.A.                         25,066        137,437
Statoil ASA                            8,526         63,056(a)
TotalFinaElf (Class B)                 3,828        536,564
                                                  1,193,994
FINANCIAL -- 4.4%

Axa                                   12,476        355,774
Banca Intesa S.p.A.                   79,199        279,879
Banco Comercial Portugues
   S.A. (BCP)                         10,939         40,789
Bank of Ireland                       43,349        429,813
Bayerische Hypo- und
   Vereinsbank AG                      2,422        119,867
BNP Paribas S.A.                       3,574        311,359
CGNU PLC                              37,836        523,786
Cheung Kong (Holdings) Ltd.           24,982        272,247
Credit Suisse AG                       1,085        178,468
Deutsche Bank AG                       3,392        243,302
Dresdner Bank AG                          87          3,978
Grupo Financiero Banamex Accival
   S.A. de C.V. (Class O)            157,847        408,781
ING Groep N.V.                         8,822        577,163
Invik & Co. AB                           317         22,741
Manulife Financial Corp.               5,827        162,608
Mizuho Holdings Inc.                      10         46,508
Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.)             1,367        381,366



--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES         VALUE
--------------------------------------------------------------------------------
Nordea AB (NDA) FDR                   16,511   $     94,867
Prudential PLC                        20,961        254,162
Riunione Adriatica di Sicurta S.p.A
   (RAS)                              18,462        227,174
Royal & Sun Alliance Insurance
   Group PLC                          51,591        388,707
Sampo Oyj (Series A)                  34,973        297,860
Svenska Handelsbanken
   AB (Series A)                       2,314         33,094
Uniao de Bancos Brasileiros
   S.A. GDR                            5,673        144,378
                                                  5,798,671
HEALTHCARE -- 0.8%

Aventis S.A. (Class A)                 3,658        292,327
Biovail Corp.                          2,305        100,267(a)
Elan Corp. PLC ADR                     2,292        139,812(a)
Fresenius Medical Care AG              2,658        186,734
Merck KGaA                             2,293         79,730
Nycomed Amersham PLC                  19,068        138,295
Teva Pharmaceutical Industries
   Ltd. ADR                            2,282        142,169
                                                  1,079,334
INDUSTRIALS -- 2.3%

Acciona S.A.                             672         25,057
Alstom                                12,834        357,391
BAE Systems PLC                      127,459        611,199
Bombardier Inc. (Class B)              8,206        123,285
Brambles Industries Ltd.              13,366        327,232
DAITO TRUST
   CONSTRUCTION CO. LTD.               4,500         76,317
Desc S.A. de C.V. (Series B)           7,413          3,234
Desc S.A. de C.V. ADR                    114            960
Embraer - Empresa Brasileira de
   Aeronautica S.A. ADR                5,593        218,407
Grupo Carso S.A. de C.V. ADR           1,949         11,577(a)
IHC Caland N.V.                        4,646        234,266
Invensys PLC                         206,425        392,456
ITOCHU Corp.                          27,093        110,145(a)
Johnson Electric Holdings Ltd.        94,000        128,349
KOMATSU Ltd.                          31,000        142,186
Minebea Co. Ltd.                      26,000        171,165
Schneider Electric S.A.                1,244         68,841
                                                  3,002,067
INFORMATION TECHNOLOGY -- 1.2%

Alcatel                                3,431         71,818
ASM Lithography Holding N.V.           5,364        120,416(a)
Canon Inc.                             9,000        363,724
CGI Group Inc. (Class A)               7,747         44,105(a)
Datacraft Asia Ltd.                   23,040         94,003
Fujitsu Ltd.                          12,000        126,053
Getronics N.V.                         3,176         13,188
Samsung Electronics GDR                  940        138,777(b)



--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
Taiwan Semiconductor
   Manufacturing Co. Ltd.            167,756   $    311,832(a)
TietoEnator Oyj                          315          7,021
Toshiba Corp.                         58,000        306,487
                                                  1,597,424
MATERIALS -- 1.1%

Bayer AG                               3,060        120,195
Billiton PLC                           4,921         24,550
Corus Group PLC                       10,057          8,604(a)
CRH PLC                               17,932        305,449
Industriforvaltnings AB
   Kinnevik (Series B)                   582         12,044
Ispat International N.V.
   (Regd.) (Class A)                   3,540         11,965
Jefferson Smurfit Group PLC           37,172         69,918
Metallgesellschaft AG                 18,319        186,914
Pohang Iron & Steel Co. Ltd.
   (POSCO)                             1,470        117,555
Pohang Iron & Steel Co. Ltd.
   (POSCO) ADR                         6,092        120,134
Shin-Etsu Chemical Co.                 5,000        183,626
Stora Enso Oyj                        17,898        194,146
Syngenta AG ADR                          710         37,348(a)
                                                  1,392,448
TELECOMMUNICATION SERVICES -- 1.7%

America Movil S.A. de C.V.
   ADR (Series L)                        248          5,173(a)
Cable & Wireless Optus Ltd.           32,016         60,583(a)
Cable & Wireless PLC                  27,130        159,802
Hellenic Telecommunication
   Organization S.A. ADR               2,312         14,820
Hellenic Telecommunication
   Organization S.A. GDR               1,118         14,685
Korea Telecom Corp. ADR                3,779         83,062
Korea Telecom Corp.                      400         15,994
Nippon Telegraph and Telephone
   Corp. (NTT)                            20        104,242
Telefonica S.A.                       26,221        323,538(a)
Telefonica S.A. ADR                      235          8,751(a)
Vodafone Group PLC                   177,315        393,298
Vodafone Group PLC ADR                45,978      1,027,608
                                                  2,211,556

UTILITIES -- 0.5%

E.On AG                                2,870        150,649
International Power PLC               20,427         86,230(a)
National Grid Group PLC               11,887         87,720
Scottish Power PLC                     6,257         46,086
Suez S.A.                              6,695        215,600
The Tokyo Electric Power Co. Inc.      2,800         72,520
                                                    658,805

TOTAL FOREIGN EQUITY
   (COST $22,878,399)                            20,667,664


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
BONDS AND NOTES -- 37.0%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 7.6%

U.S. Treasury Bonds
   9.125%   05/15/09              $1,660,000   $  1,852,460
   8.125%   08/15/19               1,620,000      2,017,143
   5.375%   02/15/31               1,675,000      1,587,063
                                                  5,456,666
U.S. Treasury Notes
   3.875%   06/30/03               1,310,000      1,300,987
   4.625%   05/15/06               2,470,000      2,436,038
   5.00%    02/15/11                 800,000        776,120
                                                  4,513,145

TOTAL U.S. TREASURIES
   (COST $9,979,218)                              9,969,811


FEDERAL AGENCIES -- 1.5%

Federal Home Loan Mortgage Corp.
   5.00%    05/15/04                  90,000         89,978
   5.25%    12/20/04                 335,000        334,162
   6.22%    03/18/08                 215,000        214,933
                                                    639,073
Federal National Mortgage Assoc.
   5.50%    02/15/06                 460,000        458,951
   5.78%    05/05/04                 230,000        232,084
   6.04%    02/25/09                 140,000        138,075
   7.125%   01/15/30                 450,000        479,668
                                                  1,308,778

TOTAL FEDERAL AGENCIES
   (COST $1,964,970)                              1,947,851


AGENCY MORTGAGE BACKED -- 11.8%

Federal Home Loan Mortgage Corp.
   6.00%    04/01/29 - 01/01/31      693,238        666,802
   6.50%    06/01/29 - 03/01/30      205,956        203,060
   7.00%    01/01/30                  31,102         31,268
   7.50%    11/01/09 - 12/01/30      586,138        600,557
   8.00%    01/01/30 - 07/01/30      114,773        118,467
   8.50%    10/01/30 - 05/01/31      391,612        411,682
   9.00%    10/01/25                   9,559         10,114
   9.24%    03/15/17                  36,000         33,809(i)
   13.065%  12/15/28                  51,742         49,729(i)
   6.00%    TBA                      410,000        393,858(c)
                                                  2,519,346
Federal National Mortgage Assoc.
   5.50%    11/01/13 - 01/01/16      931,502        899,477
   6.00%    02/01/14 - 10/01/29      595,548        576,155
   6.50%    04/01/16 - 09/01/29      339,889        335,279
   7.00%    08/01/13 - 08/01/27      182,094        183,428
   7.50%    12/01/09 - 06/01/31    1,427,089      1,466,554
   8.00%    12/01/11 - 05/01/31    1,467,148      1,517,752
   8.50%    04/01/30 - 01/01/31      711,146        747,644
   9.00%    06/01/09 - 01/01/31      318,884        339,309


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
   5.50%    TBA                   $  911,000  $     879,689(c)
   6.00%    TBA                      306,000        293,665(c)
   6.50%    TBA                    1,241,000      1,221,218(c)
   6.50%    TBA                      763,000        764,908(c)
   7.00%    TBA                      103,000        103,451(c)
   7.50%    TBA                    1,750,000      1,799,770(c)
   8.00%    TBA                      198,000        204,496(c)
   8.00%    TBA                       33,042         34,271(c)
                                                 11,367,066
Government National Mortgage Assoc.
   6.50%    04/15/24                  32,864         32,627
   7.00%    03/15/12                 377,694        387,960
   7.50%    03/15/27 - 01/15/28      520,707        534,271
   8.00%    03/15/30 - 06/15/30      292,501        303,010
   9.00%    11/15/16 - 12/15/21      167,975        181,529
   7.00%    TBA                      280,000        282,450(c)
                                                  1,721,847

TOTAL AGENCY MORTGAGE BACKED
   (COST $15,568,284)                            15,608,259


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.8%

Federal Home Loan Mortgage Corp.
   4.91%    10/15/23                  50,858         35,330(d,f)
   7.00%    01/15/28                  28,000          7,315(g)
   7.50%    07/15/27 - 07/15/29      253,985         51,473(g)
   7.627%   07/15/01                  39,000         33,308(d,i)
   7.75%    03/15/22                 167,846        174,327
   7.88%    07/15/01                  85,079         60,061(i)
   9.24%    07/15/01 - 09/15/14      151,000        136,126(i)
   9.75%    07/15/01                 100,000         82,719(i)
   9.793%   07/15/01                  31,000         24,619(d,i)
   9.858%   07/15/01                  53,821         52,290(i)
   10.183%  07/15/01                 116,845         98,429(i)
   10.39%   05/15/31                  41,000         33,364(i)
   10.798%  07/15/01                  46,000         46,210(i)
                                                    835,571
Federal Home Loan Mortgage Corp. REMIC
   5.75%    05/15/24                  36,000         22,866(d,f)
   6.00%    09/15/23                  57,000         57,605
   7.00%    02/15/31                 150,000        149,063
   13.065%  07/15/01                  84,047         80,790(i)
                                                    310,324
Federal Home Loan Mortgage Corp. STRIPS
   5.58%    04/01/28                 130,471         94,595(d,f)
   6.10%    08/01/27                  16,947         13,829(d,f)
   8.00%    02/01/23 - 07/01/24       62,084         13,786(g)
                                                    122,210
Federal National Mortgage Assoc. REMIC
   4.795%   06/25/29                 312,967         34,867(g,i)
   5.54%    10/25/29                  64,904         45,574(d,f)
   8.109%   07/18/01                  40,777         29,601(i)
   8.375%   07/25/01                  35,000         31,915(i)
   8.925%   07/25/01                 130,000        116,243(i)
   10.231%  11/25/23                 126,415        101,448(i)
   10.481%  02/25/23                  42,000         39,007(i)
   12.207%  07/25/01                  28,409         27,028(i)
   13.959%  07/25/01                  54,198         52,276(i)



--------------------------------------------------------------------------------
                                     PRINCIPAL
                                      AMOUNT         VALUE

   1,008.00%  05/25/22          $         67    $     1,508(g)

   1,080.913% 03/25/22                   282          6,706(g)
                                                    486,173
Federal National Mortgage Assoc. STRIPS
   5.66%    05/01/28                 224,003        163,170(d,f)
   7.00%    12/01/29                 125,952         28,260(g)
   7.50%    11/01/23 - 07/01/27    1,050,785        253,365(g)
   8.00%    02/01/23 - 11/01/29      663,110        155,181(g)
                                                    599,976

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,404,072)                              2,354,254


ASSET BACKED -- 2.6%

American Express Credit Account
   Master Trust
   4.18%    07/15/01                  32,000         32,050(i)
   6.40%    04/15/05                 240,000        245,023
American Express Master Trust
   4.13%    07/15/01                 376,000        376,703(i)
Citibank Credit Card
   Issuance Trust
   6.90%    10/17/07                  28,000         29,194
Discover Card Master Trust I
   5.30%    11/16/06                 245,000        244,920
First USA Credit Card Master Trust
   4.151%   07/10/01                 300,000        299,904
Ford Credit Auto Owner Trust
   6.62%    07/15/04                 330,000        339,177
Green Tree Financial Corp.
   Series 1993-1
   6.90%    04/15/18                  13,045         13,310
   6.97%    04/01/31                  44,000         45,238
MBNA Master Credit Card Trust
   4.21%    07/15/01                 107,000        107,233(i)
Mid-State Trust
   7.54%    07/01/35                  10,916         10,640
People's Bank Credit Card
   4.27%    05/15/05               1,300,000      1,303,770
PSE&G Transition Funding LLC
   6.61%    06/15/15                 300,000        298,407
West Penn Funding LLC
   6.81%    09/25/08                  33,000         34,208

TOTAL ASSET BACKED
   (COST $3,373,158)                              3,379,777


CORPORATE NOTES -- 10.4%

Abbey National Capital Trust I
   8.963%   06/30/30                  85,000         95,059(i)
Abbey National PLC
   6.70%    06/29/49                 105,000        100,493(i)
Abbott Laboratories
   5.125%   07/01/04                 340,000        339,425
Aetna Services Inc.
   7.375%   03/01/06                  85,000         84,442
   6.97%    08/15/36                 100,000        101,449


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Ahold Finance USA Inc.
   8.25%    07/15/10                $235,000   $    253,607
Amerada Hess Corp.
   7.875%   10/01/29                 115,000        121,583
American Airlines Inc.
   9.71%    01/02/07                 194,997        204,299
   6.855%   10/15/10                  71,441         73,192
   10.18%   01/02/13                  25,000         26,969
AOL Time Warner Inc.
   7.625%   04/15/31                 230,000        229,942
AT&T Corp.
   6.50%    03/15/29                 145,000        123,456
Axa
   8.60%    12/15/30                 165,000        181,258
Bank One Corp.
   6.50%    02/01/06                  80,000         81,112
Bellsouth Capital Funding
   7.875%   02/15/30                 100,000        106,747
Bellsouth Telecomm Inc.
   6.375%   06/01/28                  50,000         44,470
Boeing Capital Corp.
   7.10%    09/27/05                 105,000        110,060
Boston University
   7.625%   07/15/97                  80,000         79,218
Brascan Ltd.
   7.375%   10/01/02                  15,000         15,096
Bristol-Myers Squibb Co.
   6.875%   08/01/97                  75,000         72,437
British Telecommunications PLC
   8.375%   12/15/10                  95,000        100,225
Capital One Bank
   6.875%   02/01/06                 125,000        122,295
CIT Group Inc.
   7.125%   10/15/04                  35,000         36,157
Citigroup Inc.
   5.70%    02/06/04                 225,000        227,110
   7.25%    10/01/10                 100,000        103,805
Clear Channel Communications Inc.
   7.25%    09/15/03                  90,000         92,996
   7.875%   06/15/05                 235,000        246,113
Cleveland Electric Toledo Edison
   7.67%    07/01/04                 115,000        118,965
Coca-Cola Enterprises Inc.
   6.70%    10/15/36                  90,000         92,714
Conagra Foods Inc.
   7.125%   10/01/26                  70,000         71,301
Conoco Inc.
   5.90%    04/15/04                 450,000        453,361
Corporacion Andina De Fomento
   6.75%    03/15/05                 130,000        130,719
CSC Holdings Inc.
   8.125%   07/15/09                  60,000         59,402
DaimlerChrysler AG
   7.40%    01/20/05                  65,000         67,142
   8.00%    06/15/10                 100,000        103,875
Delphi Automotive Systems Corp.
   6.125%   05/01/04                  60,000         60,080


--------------------------------------------------------------------------------
                                    PRINCIPAL
                                      AMOUNT         VALUE
--------------------------------------------------------------------------------
Delta Air Lines Inc.
   7.57%    11/18/10                $100,000   $    102,484
Deutsche Telekom AG
   7.75%    06/15/05                 520,000        543,620
   8.25%    06/15/30                 210,000        215,938
Dominion Resources Inc.
   6.00%    01/31/03                 200,000        201,638
Duke Capital Corp.
   7.25%    10/01/04                 165,000        172,115
Duke Energy Corp.
   5.375%   01/01/09                 200,000        184,580
El Paso Corp.
   7.375%   12/15/12                  90,000         88,135
FedEx Corp.
   7.50%    01/15/18                  92,891         96,080
First Union Corp.
   7.55%    08/18/05                  70,000         74,073
Ford Motor Co.
   7.45%    07/16/31                 150,000        144,139
Ford Motor Credit Co.
   7.60%    08/01/05                 180,000        188,914
   6.875%   02/01/06                  90,000         91,744
   7.375%   10/28/09                  75,000         75,804
FPL Group Capital Inc.
   7.375%   06/01/09                 305,000        315,016
General Motors Acceptance Corp.
   5.80%    03/12/03                 120,000        121,386
   5.75%    11/10/03                  20,000         20,210
   6.125%   01/22/08                  55,000         53,234
   7.25%    03/02/11                 190,000        192,934
Georgia-Pacific Group
   9.95%    06/15/02                  25,000         25,925
Heritage Media Corp.
   8.75%    02/15/06                  35,000         34,825
Household Finance Corp.
   7.20%    07/15/06                  50,000         52,150
   6.75%    05/15/11                 375,000        370,061
Hydro-Quebec
   8.25%    04/15/26                 125,000        143,185
International Paper Co.
   8.00%    07/08/03                 470,000        491,855
Kroger Co.
   7.375%   03/01/05                 140,000        144,164
LCI International Inc.
   7.25%    06/15/07                  70,000         69,873
Lehman Brothers Holdings Inc.
   7.50%    08/01/26                  45,000         46,882
Marconi Corp. PLC
   8.375%   09/15/30                 250,000        215,435
MidAmerican Energy Co.
   7.375%   08/01/02                  70,000         71,963
Morgan Stanley Dean Witter & Co.
   7.125%   01/15/03                 100,000        103,273
   6.75%    04/15/11                 160,000        158,805
Nabisco Inc.
   6.125%   02/01/03                  30,000         30,284
National Rural Utilities Cooperative
   6.00%    05/15/06                  85,000         85,279


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
NB Capital Trust IV
   8.25%    04/15/27                $105,000   $    107,039
News America Holdings Inc.
   7.625%   11/30/28                  60,000         55,846
Noram Energy Corp.
   6.375%   11/01/03                  30,000         30,539(i)
Pemex Finance Ltd.
   9.03%    02/15/11                  45,000         48,658
Petroleos Mexicanos
   9.50%    09/15/27                  80,000         86,640
Phillips Petroleum Co.
   9.375%   02/15/11                 150,000        178,302
PP&L Capital Funding Inc.
   7.75%    04/15/05                  50,000         51,310
Procter & Gamble Co.
   9.36%    01/01/21                  55,000         67,198
Progress Energy Inc.
   6.55%    03/01/04                  65,000         66,253
   7.75%    03/01/31                  65,000         67,091
Qwest Corp.
   5.625%   11/15/08                 100,000         91,117
Raytheon Co.
   7.90%    03/01/03                 240,000        246,027
   6.75%    08/15/07                 100,000         96,902
Royal Bank of Scotland Group PLC
   8.817%   03/31/49                  65,000         69,714
Safeway Inc.
   6.15%    03/01/06                  90,000         89,876
SBC Communications Inc.
   6.25%    03/15/11                 375,000        364,391
Southern California Edison Co.
   8.95%    11/03/03                  55,000         39,600
Tele-Communications Inc.
   9.80%    02/01/12                  30,000         35,704
Telefonica Europe BV
   7.35%    09/15/05                 460,000        477,586
The Walt Disney Co.
   5.62%    12/01/08                  40,000         38,182
Turner Broadcasting Systems Inc.
   8.375%   07/01/13                  50,000         54,669
Tyco International Group S.A.
   6.375%   02/15/06                 105,000        105,323
   6.75%    02/15/11                 120,000        118,997
UBS PFD Funding Trust I
   8.622%   10/01/01                 370,000        399,830(i)
Union Carbide Corp.
   6.79%    06/01/25                 105,000        108,044
Union Pacific Corp.
   5.84%    05/25/04                  70,000         69,519
United Air Lines Inc.
   7.73%    07/01/10                 465,000        478,039
   9.56%    10/19/18                  35,000         35,837
US Airways Pass-Through Trust
   8.36%    01/20/19                 117,306        122,954
USA Networks Inc.
   6.75%    11/15/05                  55,000         55,455


--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
Viacom Inc.
   7.75%    06/01/05              $   15,000  $      15,877
Williams Cos. Inc.
   6.125%   12/01/03                 225,000        226,714
WorldCom Inc.
   6.40%    08/15/05                  35,000         34,432
   8.875%   01/15/06                  35,000         36,229
   7.50%    05/15/11                  55,000         53,533
   8.25%    05/15/31                  60,000         58,623

TOTAL CORPORATE NOTES
   (COST $13,621,985)                            13,738,627


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.2%

Bear Stearns Commercial
   Mortgage Securities
   6.48%    02/15/35                  25,000         24,672
Chase Commercial Mortgage
   Securities Corp.
   6.025%   08/18/07                 114,910        115,225
   6.39%    11/18/08                  25,000         24,880
   6.56%    05/18/30                  71,000         71,460
Commercial Mortgage
   Acceptance Corp.
   6.03%    03/15/08                  30,000         29,555
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 205,000        202,043
First Nationwide Trust
   7.50%    12/19/30                  99,179        101,937
GMAC Commercial Mortgage
   Security Inc.
   6.42%    08/15/08                 307,000        305,696
Lehman Large Loan (Class A2)
   6.84%    10/12/34                  53,000         54,549
Morgan Stanley Capital I
   7.11%    07/15/09                  80,000         82,562
Morgan Stanley Dean Witter Capital I
   6.96%    07/15/08                  96,535         99,254
   7.20%    09/15/10                  50,000         51,751
   6.54%    02/01/31                  97,000         97,250
Nationslink Funding Corp.
   6.001%   11/20/07                  66,571         66,645
Residential Asset Securitization Trust
   1.0596%  08/25/30                 421,452          8,166(g)
Residential Funding Mortgage
   Securities Inc.
   13.847%  03/25/28                 220,000        198,688(i)
Salomon Brothers Mortgage
   Securities Inc.
   7.00%    07/25/24                  33,850         31,005
   7.00%    07/25/24                  46,074         43,348

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,633,735)                              1,608,686




--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
SOVEREIGN AGENCIES -- 0.1%

Ontario Province of Canada
   7.375%   01/27/03                $100,000  $     104,080
Quebec Province of Canada
   7.50%    09/15/29                 100,000        106,656

TOTAL SOVEREIGN AGENCIES
   (COST $200,744)                                  210,736


TOTAL BONDS AND NOTES
   (COST $48,746,166)                            48,818,001


                                     NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.2%
--------------------------------------------------------------------------------

FOREIGN PREFERRED -- 0.2%

Fresenius Medical Care AG                813         42,027
Henkel KGaA                            4,059        233,941

TOTAL PREFERRED STOCK
   (COST $271,156)                                  275,968

--------------------------------------------------------------------------------
WARRANTS -- 0.0%
--------------------------------------------------------------------------------

Muenchener Rueckversicherungs-
   Gesellschaft AG (Regd.),
   06/03/02                               11            783(a)
Publicis SA-CVG, 03/07/02                800          2,278(a)

TOTAL WARRANTS
   (COST $0)                                          3,061


TOTAL INVESTMENTS IN SECURITIES
   (COST $120,122,942)                          128,235,609

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund     11,089,127    11,089,127

                                   PRINCIPAL
                                     AMOUNT          VALUE
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.3%

Dresdner Bank AG
   3.66%    12/20/01              $1,154,000      1,133,820
Royal Bank of Canada
   3.65%    12/17/01                 486,000        477,673

TOTAL SHORT-TERM INVESTMENTS
   (COST $12,700,620)                            12,700,620


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (7.0)%                                    (9,185,109)
                                               =============
NET ASSETS-- 100%                              $131,751,120
                                               =============


--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               MONEY MARKET FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMENT

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]


                                    MONEY MARKET FUND                         90 DAY T-BILL
12/90                                     10,000                                  10,000
12/91                                     10,529                                  10,499
12/92                                     10,847                                  10,868
12/93                                     11,102                                  11,201
12/94                                     11,517                                  11,690
12/95                                     12,196                                  12,352
12/96                                     12,856                                  12,987
12/97                                     13,551                                  13,662
12/98                                     14,264                                  14,333
12/99                                     14,977                                  15,017
12/00                                     15,912                                  15,934
6/1/2001                                  15,860                                  16,275


           Money Market Fund (ending value $15,860)
           90-Day T-Bill (ending value $16,275)


INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                               SIX      ONE      FIVE      TEN
                             MONTHS    YEAR      YEAR      YEAR
--------------------------------------------------------------------------------
Money Market Fund             2.47%    5.77%     5.44%    4.72%
--------------------------------------------------------------------------------
90 Day T-Bill                 2.15%    5.27%     5.13%    4.73%
--------------------------------------------------------------------------------
Lipper peer group average*    2.36%    5.52%     5.20%    N/A
--------------------------------------------------------------------------------
Inception date                7/1/85
--------------------------------------------------------------------------------


FUND YIELD AT JUNE 30, 2001
--------------------------------------------------------------------------------
                                  FUND         IBC MONEY FUND
--------------------------------------------------------------------------------
7-DAY CURRENT                    3.84%             3.55%
--------------------------------------------------------------------------------
7-DAY EFFECTIVE                  3.91%             3.62%
--------------------------------------------------------------------------------

CURRENT YIELD REPRESENTS INCOME EARNED ON AN INVESTMENT IN THE MONEY MARKET FUND FOR A SEVEN DAY PERIOD AND THEN ANNUALIZED.

EFFECTIVE YIELD IS CALCULATED SIMILARLY BUT IS SLIGHTLY HIGHER BECAUSE IT REFLECTS THE COMPOUNDING EFFECT OF EARNINGS ON REINVESTED DIVIDENDS.

THE SEVEN DAY CURRENT YIELD, RATHER THAN THE TOTAL RETURN, MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE MONEY MARKET FUND AT JUNE 30, 2001.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


Q&A

Q. HOW DID THE MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK AND LIPPER PEER GROUP?

A. The Money Market Fund posted a return of 2.47% for the six-month period ended June 30, 2001. During the same period, the 90 Day Treasury Bill returned 2.15% and our Lipper peer group of 117 Money Market annuity funds earned 2.36%.

Q.  WHAT WERE THE KEY DRIVERS OF THE FUND'S PERFORMANCE?

A. The Fund outperformed both the benchmark and its respective peer group for the period. As the Federal Reserve moved into an aggressive easing cycle by reducing short-term interest rates, the average maturity of the Fund was increased to take advantage of this trend. Longer maturity issues enjoy higher price returns versus short maturity issues as rates decline, so this strategy benefited the Fund.




* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE MONEY MARKET PEER GROUP CONSISTING OF 117, 112 AND 88 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                               MONEY MARKET FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
MONEY MARKET FUND

Market Value of $595,116 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

COMMERCIAL PAPER 36.5%
CERTIFICATES OF DEPOSIT  35.1%
U.S. GOVERNMENTS 28.4%


--------------------------------------------------------------------------------
                                    PRINCIPAL     AMORTIZED
                                       AMOUNT          COST
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 99.3%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 28.2%

U.S. AGENCIES (D)

Federal Farm Credit Bank
   4.46%    12/18/01               $ 7,050,000 $  6,905,181

Federal Home Loan Bank
   4.51%    08/03/01                 3,155,000    3,142,159
   4.46%    09/21/01                16,210,000   16,049,017
   3.85%    10/31/01                 4,220,000    4,165,799
   4.91%    02/07/02                16,680,000   16,678,357
                                                 40,035,332
Federal Home Loan Mortgage Corp.
   4.51%    08/06/01                 6,216,000    6,188,401
   3.90%    09/13/01                 4,500,000    4,464,360
   3.58%    12/14/01                20,900,000   20,560,770
   4.46%    12/28/01                 5,750,000    5,624,937
                                                 36,838,468
Federal National Mortgage Assoc.
   4.85%    08/02/01                21,000,000   20,911,333
   5.08%    08/09/01                18,000,000   17,903,475
   4.45%    09/20/01                24,000,000   23,764,830
   4.48%    10/12/01                   250,000      246,867
   3.83%    04/05/02                23,100,000   22,432,847

TOTAL U.S. GOVERNMENTS
   (COST $169,038,333)                          169,038,333


COMMERCIAL PAPER -- 36.2%

Abbey National PLC
   4.565%   07/12/01                28,000,000   27,960,944
Citicorp
   3.90%    07/06/01                24,380,000   24,366,794

--------------------------------------------------------------------------------
                                    PRINCIPAL     AMORTIZED
                                       AMOUNT          COST
--------------------------------------------------------------------------------
Credit Suisse
   3.91%    08/10/01               $23,510,000  $23,407,862
Goldman Sachs Group LP
   4.56%    07/09/01                12,810,000   12,797,019
J.P. Morgan & Chase Co.
   4.14%    07/02/01                30,000,000   29,996,565
Morgan Stanley Dean Witter
   3.80%    07/06/01                23,800,000   23,787,439
National Australia Funding Corp.
   3.86%    07/06/01                24,000,000   23,987,133
UBS Finance Inc.
   4.54%    07/09/01                27,030,000   27,002,730
Wells Fargo & Co.
   3.87%    07/13/01                23,520,000   23,489,659

TOTAL COMMERCIAL PAPER
   (COST $216,796,145)                          216,796,145


YANKEE CERTIFICATES OF DEPOSIT -- 34.9%

Dresdner Bank AG
   3.83%    08/31/01                23,500,000   23,347,492
Bank of Montreal
   4.59%    07/10/01                26,710,000   26,710,000
Bank of Nova Scotia
   3.68%    09/26/01                25,750,000   25,750,000
Bayerische Hypotheken Bank
   4.00%    08/07/01                24,320,000   24,320,000
Canadian Imperial Bank
   of Commerce
   3.62%    09/20/01                24,380,000   24,380,000
Deutsche Bank AG
   3.617%   09/20/01                24,100,000   23,903,868
Royal Bank of Canada
   4.125%   07/02/01                10,960,000   10,960,000
Societe Generale North America Inc.
   4.20%    07/03/01                24,000,000   23,994,400
Toronto-Dominion Bank
   3.70%    09/27/01                25,750,000   25,750,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $209,115,760)                          209,115,760

TIME DEPOSIT -- 0.0%

State Street Cayman Islands
   4.00%    07/02/01
   (COST $ 165,961)                    165,961      165,961

TOTAL SHORT-TERM INVESTMENTS
   (COST $595,116,199)                          595,116,199


OTHER ASSETS AND LIABILITIES,
   NET 0.7%                                       4,292,580
                                               ============
NET ASSETS-- 100%                              $599,408,779
                                               ============

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
Q&A


Q. HOW DID THE REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2001?

A. The Real Estate Securities Fund posted a return of 7.74% for the six-month period ended June 30, 2001. During the same period, the Wilshire Real Estate Securities Index returned 9.80% and our Lipper peer group of 28 Real Estate annuity funds returned an average of 6.29%.

Q.  WHAT WERE THE KEY FACTORS AFFECTING THE FUND'S PERFORMANCE?

A. The Fund's high-quality companies have an emphasis on the apartment, office/industrial and finance sectors. However, during the first half of 2001, smaller cap Real Estate Investment Trusts (REIT's) and healthcare REIT's were among the strongest performers. The Fund was under-weighted in this sector relative to the benchmarks. Core holdings continue to be Freddie Mac, Simon Property Group, Archstone Communities, Essex Property Trust, Mack-Cali Realty and Equity Residential Properties. New holdings include Bay View Capital and Wells Fargo Bank.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN?

A. Our strategy continues to focus on owning the preeminent companies in the real estate and finance sectors. Good management teams and strong balance sheets are the characteristics we emphasize when selecting companies for the portfolio. Additionally, we look for reasonable valuations relative to the long-term growth rates and book value of the companies included in the Fund.

Q.  WHAT DOMESTIC EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS?

A. The continued volatility and downward direction of the broad market averages as represented by the NASDAQ and the Dow Jones Industrial Average helped to make value and income-oriented stocks, such as those held in this Fund, more attractive. Additionally, the slowing national economy and the lack of earnings visibility for many companies has created a challenging environment for the markets.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. With market volatility likely to continue through the rest of 2001, we are focusing our attention on companies with relatively low price-to-earnings multiples and reasonable growth rates. We will likely expand our holdings in the finance and banking sectors as lower short-term interest rates begin to help restart the economy.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
CHANGE IN VALUE
OF A $10,000 INVESTMEN

[LINE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

                              Real Estate Securities Fund      Wilshire RES
  5/1/95                              10,000                     10,000
  12/95                               11,700                     11,404
  12/96                               15,941                     15,609
  12/97                               19,048                     18,699
  12/98                               15,679                     15,441
  12/99                               15,645                     14,949
  12/00                               20,737                     19,543
  6/1/2001                            22,342                     21,460

           Real Estate Securities Fund (ending value $22,342)
           Wilshire RES (ending value $21,460)


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2001
--------------------------------------------------------------------------------
                              SIX       ONE     FIVE      SINCE
                             MONTHS     YEAR    YEAR    INCEPTION
--------------------------------------------------------------------------------
Real Estate Securities Fund   7.74%    22.81%   12.29%   13.92%
--------------------------------------------------------------------------------
Wilshire RES                  9.80%    24.60%   11.50%   13.17%
--------------------------------------------------------------------------------
Lipper peer group average*    6.29%    19.74%   11.02%    N/A
--------------------------------------------------------------------------------
Inception date                5/1/95
--------------------------------------------------------------------------------

INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.


OP TEN LARGEST HOLDINGS
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------
  Bayview Capital Corp.                                5.10%
--------------------------------------------------------------------------------
  Simon Properties Group Inc.                          4.59%
--------------------------------------------------------------------------------
  Equity Residential Properties Trust                  4.00%
--------------------------------------------------------------------------------
  Freddie Mac                                          3.95%
--------------------------------------------------------------------------------
  Essex Property Trust Inc.                            3.90%
--------------------------------------------------------------------------------
  Avalon Bay Communities Inc.                          3.84%
--------------------------------------------------------------------------------
  Equity Office Properties Trust                       3.83%
--------------------------------------------------------------------------------
  Post Properties Inc.                                 3.66%
--------------------------------------------------------------------------------
  Wells Fargo & Co.                                    3.58%
--------------------------------------------------------------------------------
  Archstone Communities Trust                          3.26%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2001
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $72,934 (in thousands)

[PIE CHART OMITTED - PLOT POINTS AS FOLLOWS:]

SHORT TERM 21.4%
APARTMENTS 21.1%
OFFICE/INDUSTRIAL 19.9%
FINANCIAL 14.3%
DIVERSIFIED 8.3%
REGIONAL MALLS 6.8%
MANUFACTURED HOME 6.0%
ENERGY 2.2%



* LIPPER PERFORMANCE COMPARISONS ARE BASED ON AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS INDICATED IN THE REAL ESTATE PEER GROUP CONSISTING OF 28, 23 AND 7 UNDERLYING ANNUITY FUNDS, RESPECTIVELY.

  SEE NOTES TO PERFORMANCE.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                                                     REAL ESTATE SECURITIES FUND
                               SCHEDULE OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                      NUMBER
                                    OF SHARES     VALUE
--------------------------------------------------------------------------------
COMMON STOCK -- 72.8%
--------------------------------------------------------------------------------
APARTMENTS -- 20.7%

Archstone Communities Trust           92,147   $  2,375,550
Avalon Bay Communities Inc.           59,860      2,798,455
BRE Properties Inc. (Class A)         58,500      1,772,550
Equity Residential Properties Trust   51,600      2,917,980
Essex Property Trust Inc.             57,450      2,846,647
Post Properties Inc.                  70,500      2,668,425
                                                 15,379,607

DIVERSIFIED -- 5.0%

Glenborough Realty Trust Inc.         10,000        193,000
Northstar Capital
   Investment Corp.                  105,000      1,470,000(a,b,k)
Vornado Realty Trust                  52,000      2,030,080
                                                  3,693,080

ENERGY -- 2.1%

Duke Energy Corp.                     62,500      1,603,125

FINANCIAL -- 14.1%

Bayview Capital Corp.                496,942      3,717,126
Freddie Mac                           41,200      2,884,000
iStar Financial Inc.                  42,810      1,207,242
Redwood Trust Inc.                       500         11,375
Wells Fargo & Co.                     56,200      2,609,366
                                                 10,429,109

MANUFACTURED HOME -- 5.9%

Chateau Communities Inc.              73,500      2,307,900
Manufactured Home
   Communities Inc.                   73,500      2,065,350
                                                  4,373,250

OFFICE/INDUSTRIAL -- 18.3%

Arden Realty Inc.                     78,500      2,095,949
Bedford Property Investors Inc.      105,450      2,209,178
Duke Realty Investments Inc.          70,000      1,739,500
Equity Office Properties Trust        88,200      2,789,766
First Industrial Realty Trust Inc.    10,000        321,400
Mack-Cali Realty Corp.                80,700      2,298,336
Reckson Associates Realty Corp.       93,250      2,144,750
                                                 13,598,879

--------------------------------------------------------------------------------
                                      NUMBER
                                   OF SHARES          VALUE
--------------------------------------------------------------------------------
REGIONAL MALLS -- 6.7%

Macerich Co.                          64,600   $  1,602,080
Simon Property Group Inc.            111,600      3,344,652
                                                  4,946,732

TOTAL COMMON STOCK
   (COST $47,481,192)                            54,023,782


--------------------------------------------------------------------------------
PREFERRED STOCK -- 4.5%
--------------------------------------------------------------------------------

Glenborough Realty Trust Inc.
   (Series A) 7.75%                  120,050      2,363,785
Reckson Associates Realty Corp.
   (Series A) 7.625%                  41,000        949,150

TOTAL PREFERRED STOCK
   (COST $3,292,074)                              3,312,935


TOTAL INVESTMENTS IN SECURITIES
   (COST $50,773,266)                            57,336,717


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 21.1%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund
   (COST $15,597,655)              15,597,655    15,597,655

OTHER ASSETS AND LIABILITIES,
   NET 1.6%                                       1,223,110
                                                ===========
NET ASSETS-- 100%                               $74,157,482
                                                ===========

--------------------------------------------------------------------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                  NOTES TO PERFORMANCE June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

Information on the preceding performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

Certain fees and fund expenses have been waived and/or borne by the funds' prior investment advisers. GE Asset Management currently waives certain fees for the Money Market Fund and Premier Growth Equity Fund. Had these fees and expenses not been waived, the returns (and/or yields) would have been lower.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), S&P MidCap 400/BARRA Value Index (S&P MidCap 400/BARRA Value), Russell 1000 Value Index (Russell 1000 Value), Russell 2000 Index (Russell 2000), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Salomon/Smith Barney World Government Bond Index (Salomon World Bond), and Wilshire Real Estate Securities Index (Wilshire RES) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P MidCap 400/BARRA Value is a capitalization-weighted index of all the stocks in the S&P MidCap 400 Composite Price Index of stocks that have low price-to-book ratios. The Russell 1000 Value and Russell 2000 are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S.equity market. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. MSCI EAFE is a composite of 919 foreign securities traded in 20 developed markets representing Europe, Australasia, and the Far East. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Salomon World Bond is an unhedged index comprised of government bonds from several countries including the United States. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The Mid-Cap Value Equity Fund changed its benchmark index during the year ended December 31, 2000 from the S&P 500 to the S&P MidCap 400/BARRA Value. The companies included in the S&P MidCap 400/BARRA Value better represent the equity investments of the Fund.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500, and S&P MidCap 400/BARRA Value are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                     NOTES TO SCHEDULES OF INVESTMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------
(a) Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities amounted to $198,500; $403,646; $7,008,695; $138,777 and $1,470,000 or, 1.07%, 0.86%,
    7.13%, 0.11% and 1.98% of net assets for the Small-Cap Value Equity, International Equity, Income, Total Return and Real Estate Securities Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the Fund's custodian, and SSgA Funds Management, Inc., the sub-adviser to the S&P 500 Index Fund.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At June 30, 2001, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at June 30, 2001.

(j) At June 30, 2001, the security is in default. GEAM has determined that the security is illiquid as it may be difficult to resell within seven days in the ordinary course of business at approximately the price it is valued.

(k) Security has been valued at fair-value determined in good faith under procedures adopted by the Board of Directors of the Funds.


Abbreviations:

ADR        American Depositary Receipt
FDR        Finnish Depositary Receipt
GDR        Global Depositary Receipt
REGD.      Registered
REIT       Real Estate Investment Trust
REMIC      Real Estate Mortgage Investment Conduit
SDR        Swedish Depositary Receipt
STRIPS     Separate Trading of Registered
           Interest and Principal of Security

Currency Terms:

CAD       Canadian Dollar
EUR       Euro
GBP       British Pound
JPY       Japanese Yen
SEK       Swedish Krona
USD       United States Dollar

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
--------------------------------------------------------------------------------

U.S. EQUITY FUND

                                                      6/30/01+     12/31/00     12/31/99     12/31/98    12/31/97(C)    12/31/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --           --            --          1/3/95
Net asset value, beginning of period                    $35.56       $37.90       $33.50       $27.88        $21.11       $19.27
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.12         0.26         0.22         0.28          0.24         0.34
   Net realized and unrealized
      gains (losses) on investments                      (1.97)       (0.59)        6.30         6.23          6.54         3.90
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (1.85)       (0.33)        6.52         6.51          6.78         4.24
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --            0.26         0.22         0.28          0.00         0.35
   Net realized gains                                    --            1.75         1.90         0.61          0.01         2.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --            2.01         2.12         0.89          0.01         2.40
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $33.71       $35.56       $37.90       $33.50        $27.88       $21.11
====================================================================================================================================
TOTAL RETURN (A)                                       (5.20)%      (0.59)%       19.61%       23.41%        32.13%       21.72%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)          $107,597      $99,423      $72,794      $31,160       $23,917      $18,027
   Ratios to average net assets:
      Net investment income (loss)*                      0.75%        0.79%        0.86%        0.95%         0.94%        1.80%
      Net expenses*                                      0.59%        0.59%        0.61%        0.69%         0.80%        0.80%
      Gross expenses*                                    0.59%        0.59%        0.61%        0.69%         0.86%        0.88%
   Portfolio turnover rate                                 23%          40%          35%          41%           33%          35%
------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND
                                                      6/30/01+     12/31/00     12/31/99     12/31/98  12/31/97(B,C)    12/30/96
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                           --           --           --           --            --         4/15/85
Net asset value, beginning of period                    $24.71       $28.10       $23.71       $19.23        $15.14       $20.99
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.11         0.22         0.20         0.21          0.23         0.78
   Net realized and unrealized
      gains (losses) on investments                      (1.82)       (2.90)        4.68         5.20          4.36         4.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (1.71)       (2.68)        4.88         5.41          4.59         5.14
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --            0.22         0.21         0.21          0.23         0.77
   Net realized gains                                    --            0.49         0.28         0.72          0.27        10.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --            0.71         0.49         0.93          0.50        10.99
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $23.00       $24.71       $28.10       $23.71        $19.23       $15.14
====================================================================================================================================
TOTAL RETURN (A)                                       (6.92)%      (9.43)%       20.61%       28.24%        30.33%       24.51%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $692,416     $723,442     $652,144     $326,961      $164,294      $35,522
   Ratios to average net assets:
      Net investment income (loss)*.                     0.92%        0.87%        1.00%        1.20%         1.70%        1.91%
      Expenses*                                          0.39%        0.39%        0.39%        0.45%         0.46%        0.48%
   Portfolio turnover rate                                  2%           5%           3%          13%            6%          63%


------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.


                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

PREMIER GROWTH EQUITY FUND

                                                      6/30/01+         12/31/00         12/31/99         12/31/98       12/31/97(D)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --          12/12/97
Net asset value, beginning of period                    $78.68           $88.65           $67.22           $51.48         $49.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.05             0.10             0.08             0.25           0.03
   Net realized and unrealized
      gains (losses) on investments                      (4.66)           (5.03)           24.18            18.43           1.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (4.61)           (4.93)           24.26            18.68           1.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --                0.10             0.08             0.24           0.03
   Net realized gains                                    --                4.94             2.75             2.70          --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --                5.04             2.83             2.94           0.03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $74.07           $78.68           $88.65           $67.22         $51.48
====================================================================================================================================
TOTAL RETURN (A)                                       (5.86)%          (5.23)%           36.26%           36.53%          3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $98,066          $90,704          $53,720          $19,879        $16,237
   Ratios to average net assets:
      Net investment income (loss)*                      0.15%            0.15%            0.18%            0.41%          1.04%
      Net expenses*                                      0.67%            0.67%            0.68%            0.82%          0.69%
      Gross expenses*                                    0.67%            0.68%            0.72%            0.82%          0.69%
   Portfolio turnover rate                                 12%              21%              27%              34%             3%

------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND
                                                      6/30/01+      12/31/00(G)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --            4/28/00
Net asset value, beginning of period                     $9.93          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.03            0.05
   Net realized and unrealized
      gains (losses) on investments                      (0.52)          (0.07)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (0.49)          (0.02)
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --               0.05
   Net realized gains                                    --              --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --               0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.44           $9.93
====================================================================================================================================
TOTAL RETURN (A)                                       (4.93)%         (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $13,002         $10,182
   Ratios to average net assets:
      Net investment income (loss)*                     0.64%           0.71%
      Expenses*                                         0.82%           0.84%
   Portfolio turnover rate                                51%             28%

------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.


                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------
MID-CAP VALUE EQUITY FUND
                                                      6/30/01+       12/31/00(H)      12/31/99         12/31/98        12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --              5/1/97
Net asset value, beginning of period                    $16.31           $15.78         $13.57           $13.11             $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.06             0.16           0.12             0.07               0.02
   Net realized and unrealized
      gains (losses) on investments                       0.29             1.11           2.21             0.79               3.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            0.35             1.27           2.33             0.86               3.25
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --                0.16           0.12             0.07               0.02
   Net realized gains                                    --                0.58            --              0.33               0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --                0.74           0.12             0.40               0.14
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $16.66           $16.31         $15.78           $13.57             $13.11
====================================================================================================================================
TOTAL RETURN (A)                                         2.15%            8.29%         17.26%            6.69%             32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $151,926         $117,586        $90,561          $53,643            $30,856
   Ratios to average net assets:
      Net investment income (loss)*                      0.86%            1.05%          0.94%            0.59%              0.38%
      Expenses*                                          0.69%            0.70%          0.71%            0.75%              0.69%
   Portfolio turnover rate                                 25%              95%            30%              14%                18%
------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND
                                                      6/30/01+      12/31/00(G)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                            --           4/28/00
Net asset value, beginning of period                    $11.27          $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.03            0.05
   Net realized and unrealized
      gains (losses) on investments                       0.68            1.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            0.71            1.32
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  --              0.04
   Net realized gains                                     --               --
   Return of capital                                      --              0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       --              0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $11.98          $11.27
-===================================================================================================================================
TOTAL RETURN (A)                                         6.21%          13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $17,511         $11,393
   Ratios to average net assets:
      Net investment income (loss)*                      0.63%           0.76%
      Expenses*                                          0.95%           0.99%
   Portfolio turnover rate                                 75%            111%

------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

                                                      6/30/01+     12/31/00     12/31/99     12/31/98   12/31/97(C)     12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --           --            --          5/1/95
Net asset value, beginning of period                    $10.61       $14.47       $11.89       $10.68        $10.83       $10.47
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.09         0.09         0.06         0.08          0.02         0.03
   Net realized and unrealized
      gains (losses) on investments                      (1.40)       (2.02)        3.50         1.77          1.10         1.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (1.31)       (1.93)        3.56         1.85          1.12         1.04
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --            0.06         0.04         0.07          0.08         0.03
   Net realized gains                                    --            1.87         0.94         0.57          1.19         0.65
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --            1.93         0.98         0.64          1.27         0.68
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.30       $10.61       $14.47       $11.89        $10.68       $10.83
====================================================================================================================================
TOTAL RETURN (A)                                      (12.35)%     (12.72)%       30.33%       17.45%        10.17%        9.91%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $46,943      $52,110      $52,540      $36,952       $31,931      $17,644
   Ratios to average net assets:
      Net investment income (loss)*                      1.67%        0.72%        0.51%        0.65%         0.14%        0.23%
      Net expenses*                                      1.06%        1.06%        1.08%        1.15%         1.34%        1.50%
      Gross expenses*                                    1.06%        1.06%        1.08%        1.15%         1.43%        1.56%
   Portfolio turnover rate                                 20%          49%          51%          60%          166%         150%

------------------------------------------------------------------------------------------------------------------------------------
INCOME FUND
                                                      6/30/01+     12/31/00     12/31/99     12/31/98   12/31/97(C)     12/31/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --           --            --          1/3/95
Net asset value, beginning of period                    $11.99       $11.51       $12.34       $12.11        $11.84       $12.53
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.32         0.74         0.64         0.62          0.76         0.76
   Net realized and unrealized
      gains (losses) on investments                       0.10         0.50        (0.81)        0.34          0.27        (0.43)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            0.42         1.24        (0.17)        0.96          1.03         0.33
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --            0.76         0.64         0.62          0.76         0.76
   Net realized gains                                    --           --            0.02         0.11        --             0.26
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --            0.76         0.66         0.73          0.76         1.02
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $12.41       $11.99       $11.51       $12.34        $12.11       $11.84
====================================================================================================================================
TOTAL RETURN (A)                                         3.50%       10.74%      (1.43)%         7.95%        9.00%        2.92%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)            $98,301      $81,578      $68,434      $59,077      $45,555       $5,388
   Ratios to average net assets:
      Net investment income (loss)*                      5.59%        6.40%        5.74%        5.54%         5.11%        6.37%
      Net expenses*                                      0.55%        0.56%        0.57%        0.64%         0.59%        0.75%
      Gross expenses*                                    0.55%        0.56%        0.57%        0.64%         0.77%        1.03%
   Portfolio turnover rate                                143%         234%         230%         217%          356%         222%

------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.


                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL INCOME FUND
                                                       6/30/01+        12/31/00         12/31/99         12/31/98    12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --               --               --               --            5/1/97
Net asset value, beginning of period                     $9.51            $9.59           $10.53            $9.85         $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.16             0.40             0.45             0.44           0.35
   Net realized and unrealized
      gains (losses) on investments                      (0.56)           (0.47)           (1.24)            0.87          (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (0.40)           (0.07)           (0.79)            1.31           0.34
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --                0.01             0.14             0.61           0.45
   Net realized gains                                    --               --                0.01             0.02           0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --                0.01             0.15             0.63           0.49
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $9.11            $9.51            $9.59           $10.53          $9.85
====================================================================================================================================
TOTAL RETURN (A)                                       (4.21)%          (0.69)%          (7.49)%           13.33%          3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)             $8,892           $9,555           $9,175           $9,739         $5,851
   Ratios to average net assets:
      Net investment income (loss)*                      3.53%            4.51%            4.20%            4.73%          5.54%
      Expenses*                                          0.72%            0.72%            0.74%            0.82%          0.84%
   Portfolio turnover rate                                 72%             177%             130%              64%           119%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
                                                      6/30/01+      12/31/00      12/31/99     12/31/98  12/31/97(C)    12/30/96
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                           --           --           --           --            --          7/1/85
Net asset value, beginning of period                    $15.51       $15.86       $14.66       $13.21        $12.73       $15.93
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.20         0.43         0.34         0.34          0.34         1.02
   Net realized and unrealized
      gains (losses) on investments                      (0.69)        0.32         1.59         1.90          1.95         0.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS           (0.49)        0.75         1.93         2.24          2.29         1.69
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --            0.44         0.33         0.34          0.34         1.02
   Net realized gains                                    --            0.66         0.40         0.45          1.47         3.87
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --            1.10         0.73         0.79          1.81         4.89
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $15.02       $15.51       $15.86       $14.66        $13.21       $12.73
====================================================================================================================================
TOTAL RETURN (A)                                       (3.16)%        4.94%       13.25%       17.10%        17.99%       10.60%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $131,751     $130,734     $109,913      $72,632       $50,007      $27,814
   Ratios to average net assets:
      Net investment income (loss)*                      2.70%        2.84%        2.50%        2.69%         2.56%        2.73%
      Expenses*                                          0.53%        0.54%        0.56%        0.63%         0.65%        0.60%
   Portfolio turnover rate                                 68%         117%         105%         124%          135%         144%

------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.


                                                            FINANCIAL HIGHLIGHTS
   SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
                                                       6/30/01+    12/31/00     12/31/99     12/31/98   12/31/97(C,E)   12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --           --            --          7/1/85
Net asset value, beginning of period                     $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.02         0.06         0.05         0.05          0.05         0.05
   Net realized and unrealized
      gains (losses) on investments                       0.00         0.00(i)      0.00(i)      0.00(i)       0.00(i)      0.00(i)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            0.02         0.06         0.05         0.05          0.05         0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                  0.02         0.06         0.05         0.05          0.05         0.05
   Net realized gains                                    --           --           --           --            --           --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       0.02         0.06         0.05         0.05          0.05         0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $1.00        $1.00        $1.00        $1.00         $1.00        $1.00
====================================================================================================================================
TOTAL RETURN (A)                                         2.47%        6.24%        5.00%        5.26%         5.41%        5.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)           $599,409     $499,561     $473,538     $239,547      $144,815     $113,263
   Ratios to average net assets:
      Net investment income (loss)*           .          4.90%        6.01%        4.96%        5.14%         5.17%        5.29%
      Net expenses*                                      0.34%        0.32%        0.30%        0.37%         0.32%        0.15%
      Gross expenses*                                    0.43%        0.45%        0.49%        0.59%         0.48%        0.55%
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND
                                                      6/30/01+     12/31/00     12/31/99     12/31/98   12/31/97(C)     12/30/96
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --           --            --          5/1/95
Net asset value, beginning of period                    $13.82       $10.87       $11.59       $15.28        $14.11       $11.05
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                           0.33         0.56         0.77         0.73          0.74         0.64
   Net realized and unrealized
      gains (losses) on investments                       0.75         2.96        (0.82)       (3.46)         2.01         3.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS            1.08         3.52        (0.05)       (2.73)         2.75         4.00
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income                                 --            0.52         0.64         0.50          0.53         0.65
   Net realized gains                                    --            0.05         0.03         0.46          1.05         0.29
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                      --            0.57         0.67         0.96          1.58         0.94
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $14.90       $13.82       $10.87       $11.59        $15.28       $14.11
====================================================================================================================================
TOTAL RETURN (A)                                          7.74%       32.54%     (0.22)%     (17.68)%         19.49%       36.24%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)             $74,157      $73,799      $41,842      $47,756       $48,887      $24,533
   Ratios to average net assets:
      Net investment income (loss)*                       4.80%        5.62%        6.21%        5.43%         4.83%        5.90%
      Expenses*                                           0.90%        0.92%        0.94%        0.99%         0.95%        1.07%
   Portfolio turnover rate                                  28%          56%          16%          29%           58%          30%

------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) As of May 1, 1997, the Fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) GE Asset Management assumed management responsibilities for the Funds effective May 1, 1997. See Note 5 in the Notes to Financial Statements for further information.

(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.

(e) Effective May 5, 1997, the Fund began maintaining a constant net asset value per share of $1.00. To effect this change, the Fund declared a stock split in the ratio of 10.41 to 1. Per share information prior to January 1, 1997 has been restated to reflect the stock split.

(f) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.

(g) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

(h) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

* Annualized for periods less than one year.

+ Unaudited

STATEMENTS OF ASSETS
AND LIABILITIES JUNE 30, 2001 (UNAUDITED)

                                                                                                       PREMIER
                                                                         U.S.         S&P 500           GROWTH           VALUE
                                                                       EQUITY           INDEX           EQUITY          EQUITY
                                                                         FUND            FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
   Investments in securities, at market (cost $100,220,714;
   $665,680,234; $99,596,132; $12,587,687; $123,328,961;
   $14,856,596; $49,454,737; $101,455,064; $7,937,312;
   $120,122,942; $16,678,357 and $50,773,266, respectively) ..... $102,651,370    $675,243,587     $96,465,831     $12,686,451
   Short-term investments (at amortized cost) ...................    4,975,286      17,185,218       5,781,938         412,109
   Foreign currency (cost $0; $0; $0; $0; $0 $0; $258,918;
       $0; $1,409,475; $107,073; $0; and $0, respectively) ......           --              --              --              --
   Receivable for investments sold ..............................      316,471          44,940              --         624,296
   Income receivables ...........................................       90,021         554,610          65,559          11,329
   Receivable for fund shares sold ..............................       88,981         251,164          66,000           7,690
   Receivable for total return swaps ............................           --              --              --              --
   Variation margin receivable ..................................       10,575          63,450           2,550              --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS .............................................  108,132,704     693,342,969     102,381,878      13,741,875
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders ........................           --              --              --              --
   Payable for investments purchased ............................      471,104         714,747              --         731,303
   Payable for fund shares redeemed .............................       10,740              --       4,258,759              --
   Payable to GEAM ..............................................       54,157         212,292          57,191           8,337
   Variation margin payable .....................................           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ........................................      536,001         927,039       4,315,950         739,640
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................... $107,596,703    $692,415,930     $98,065,928     $13,002,235
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in .............................................. $108,534,592    $676,416,098     $99,459,104     $13,668,042
   Undistributed (distributions in excess of)
       net investment income ....................................      390,741       3,359,680          75,144          36,787
   Accumulated net realized gain (loss) .........................   (3,723,037)      3,691,287       1,694,143        (801,358)
   Net unrealized appreciation/(depreciation) on:
       Investments ..............................................    2,430,656       9,563,353      (3,130,301)         98,764
       Futures ..................................................      (36,225)       (614,488)        (32,162)             --
       Foreign currency related transactions ....................          (24)             --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ...................................................... $107,596,703    $692,415,930     $98,065,928     $13,002,235
====================================================================================================================================
Shares outstanding ($0.001 par value) ...........................    3,191,954      30,100,648       1,323,905       1,377,049
Net asset value, offering and redemption price per share ........ $      33.71    $      23.00     $     74.07     $      9.44

--------------------------------------------------------------------------------
See Notes to Financial Statements.


      MID-CAP         SMALL-CAP     INTERNATIONAL                         GLOBAL          TOTAL            MONEY     REAL ESTATE
 VALUE EQUITY      VALUE EQUITY            EQUITY          INCOME         INCOME         RETURN           MARKET      SECURITIES
         FUND              FUND              FUND            FUND           FUND           FUND             FUND            FUND
---------------------------------------------------------------------------------------------------------------------------------




  $134,301,409       $16,660,680      $44,167,299     $101,626,691     $7,535,273   $128,235,609    $  16,678,357     $57,336,717
    23,218,272         1,812,275        2,837,475       16,947,853         56,867     12,700,620      578,437,842      15,597,655

            --                --          256,733               --      1,365,272        106,202               --              --
       829,357            83,756          285,229        1,021,056             --        884,888               --         462,360
       198,620            15,127          110,355        1,185,391        153,113        679,085          802,937         454,701
       658,372            19,147               --            2,459          4,406        121,670        3,980,935         358,012
            --                                 --              730             --            427               --              --
        20,250                --               --               --             --             --               --              --
---------------------------------------------------------------------------------------------------------------------------------
   159,226,280        18,590,985       47,657,091      120,784,180      9,114,931    142,728,501      599,900,071      74,209,445
---------------------------------------------------------------------------------------------------------------------------------

            --                --               --               --             --             --          317,287              --
     7,215,660         1,067,347          545,598       22,426,836        215,656     10,915,359               --              --
           260                --           36,303              158             --             --              236              --
        84,394            12,244          132,390           56,057          2,929         62,022          173,769          51,963
            --                --               --               --          4,655             --               --              --
---------------------------------------------------------------------------------------------------------------------------------
     7,300,314         1,079,591          714,291       22,483,051        223,240     10,977,381          491,292          51,963
---------------------------------------------------------------------------------------------------------------------------------
  $151,925,966       $17,511,394      $46,942,800      $98,301,129     $8,891,691   $131,751,120     $599,408,779     $74,157,482
=================================================================================================================================

  $133,557,139       $15,123,538      $54,109,876      $96,598,762     $9,843,505   $120,314,831     $599,394,929     $65,469,025

       576,064            39,657          453,225        2,616,137         27,258      1,781,600               --       1,767,387
     6,811,390           544,115       (2,324,967)      (1,085,397)      (536,594)     1,544,861           13,850         357,619

    10,972,448         1,804,084       (5,287,438)         171,627       (402,039)     8,112,667               --       6,563,451
         8,925                --               --               --          2,666             --               --              --
            --                --           (7,896)              --        (43,105)        (2,839)              --              --
---------------------------------------------------------------------------------------------------------------------------------
  $151,925,966       $17,511,394      $46,942,800      $98,301,129     $8,891,691   $131,751,120     $599,408,779     $74,157,482
=================================================================================================================================
     9,117,795         1,461,596        5,048,992        7,922,531        975,647      8,769,662      599,393,945       4,978,670
  $      16.66       $     11.98      $      9.30      $     12.41     $     9.11   $      15.02     $       1.00     $     14.90

  STATEMENTS OF OPERATIONS
  FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                                                       PREMIER
                                                                          U.S.         S&P 500          GROWTH           VALUE
                                                                        EQUITY           INDEX          EQUITY          EQUITY
                                                                          FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    INCOME:
      Dividends .................................................  $   574,096    $  4,121,024     $   243,635       $  73,940
      Interest ..................................................      104,748         435,162         147,778           7,826
      Less: Foreign taxes withheld ..............................       (2,458)        (22,553)         (1,099)           (376)
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ................................................      676,386       4,533,633         390,314          81,390
------------------------------------------------------------------------------------------------------------------------------------
    EXPENSES:
      Advisory and administration fees ..........................      278,957       1,208,550         309,906          36,271
      Transfer agent fees .......................................        4,731           3,347           2,284           5,910
      Trustees' fees ............................................          635           6,483             380             145
      Custody and accounting expenses ...........................        7,043          72,121           4,234           1,957
      Professional fees .........................................        5,036          51,580           3,026           1,251
      Registration expenses .....................................           --              --              --              --
      Other expenses ............................................          322           4,116             192              74
------------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES BEFORE WAIVER ................................      296,724       1,346,197         320,022          45,608
      Less: Expenses waived or borne by the adviser .............           --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
      Net expenses ..............................................      296,724       1,346,197         320,022          45,608
------------------------------------------------------------------------------------------------------------------------------------
    NET INVESTMENT INCOME .......................................      379,662       3,187,436          70,292          35,782
====================================================================================================================================
NET REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ............................................   (3,211,642)      5,487,287         750,120        (507,556)
         Futures ................................................     (247,050)     (1,395,065)       (193,929)         (1,596)
         Written options ........................................           --              --              --              --
         Foreign currency related transactions ..................           27              --              --               6
         Swaps ..................................................           --              --              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
        DEPRECIATION ON:
         Investments ............................................   (2,565,065)    (58,276,303)     (6,246,112)       (128,853)
         Futures ................................................       46,855        (223,888)         15,463              --
         Written options ........................................           --              --              --              --
         Foreign currency related translations ..................          (24)             --              --              (2)
------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .........................................   (5,976,899)    (54,407,969)     (5,674,458)       (638,001)
------------------------------------------------------------------------------------------------------------------------------------
      NET INCREASE (DECREASE) IN NET ASSETS
           RESULTING FROM OPERATIONS ............................  $(5,597,237)   $(51,220,533)    $(5,604,166)      $(602,219)
====================================================================================================================================



------------------------------------------
See Notes to Financial Statements.


      MID-CAP       SMALL-CAP   INTERNATIONAL                          GLOBAL           TOTAL           MONEY    REAL ESTATE
 VALUE EQUITY    VALUE EQUITY          EQUITY          INCOME          INCOME          RETURN          MARKET     SECURITIES
         FUND            FUND            FUND            FUND            FUND            FUND            FUND           FUND
-----------------------------------------------------------------------------------------------------------------------------

   $  629,599      $   70,535     $   671,319      $    4,767       $      --     $   533,262     $        --      $1,556,756
      406,345          29,076         108,670       2,855,088         204,951       1,652,307      14,515,522         361,645
           --              --         (84,983)             --              --         (36,428)             --              --

-----------------------------------------------------------------------------------------------------------------------------
    1,035,944          99,611         695,006       2,859,855         204,951       2,149,141      14,515,522       1,918,401
-----------------------------------------------------------------------------------------------------------------------------

      434,900          50,618         254,549         228,547          27,317         319,117       1,084,887         286,210
        4,606           5,910           4,690           4,652           2,456           4,501           3,848           4,777
          983             145             548             836             134           1,213           4,565             579
       11,016           1,956           6,360           9,763           1,567          13,762          51,228           6,903
        7,877           1,251           4,548           6,981           1,120           9,843          36,636           4,938
           --              --              --              --              --               7              --              --
          498              74             279             426              70             608           3,148             293

-----------------------------------------------------------------------------------------------------------------------------
      459,880          59,954         270,974         251,205          32,664         349,051       1,184,312         303,700
           --              --              --              --              --              --        (247,945)             --
-----------------------------------------------------------------------------------------------------------------------------
      459,880          59,954         270,974         251,205          32,664         349,051         936,367         303,700
-----------------------------------------------------------------------------------------------------------------------------

      576,064          39,657         424,032       2,608,650         172,287       1,800,090      13,579,155       1,614,701
=============================================================================================================================



    6,432,028         612,654      (2,073,291)      1,386,521        (187,390)      1,510,054           4,127        (516,531)
      398,725              --              --          (8,901)          6,515              --              --              --
           --              --              --              --              --              --              --              --
           --              --         (22,377)             --           9,663         (20,649)             --              --
           --              --              --          37,733              --          19,718              --              --

   (4,734,194)        442,329      (4,399,312)     (1,107,174)       (356,429)     (7,608,850)             --       3,994,060
      (90,275)             --              --              --           2,666              --              --              --
           --              --              --              --              --              --              --              --
           --              --          (7,663)             --         (44,183)         (3,414)             --              --
-----------------------------------------------------------------------------------------------------------------------------
    2,006,284       1,054,983      (6,502,643)        308,179        (569,158)     (6,103,141)          4,127       3,477,529
-----------------------------------------------------------------------------------------------------------------------------

   $2,582,348      $1,094,640     $(6,078,611)     $2,916,829       $(396,871)    $(4,303,051)    $13,583,282      $5,092,230
=============================================================================================================================


  STATEMENTS OF
  CHANGES IN NET ASSETS

                                                                   U.S.                                     S&P 500
                                                                 EQUITY                                       INDEX
                                                                   FUND                                        FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS ENDED       YEAR ENDED          SIX MONTHS ENDED     YEAR ENDED
                                                      JUNE 30, 2001       DECEMBER 31,           JUNE 30, 2001     DECEMBER 31,
                                                       (UNAUDITED)            2000                (UNAUDITED)          2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income ........................ $     379,662        $    688,486          $   3,187,436     $    6,223,347
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps ..................................    (3,458,665)          3,658,494              4,092,222         10,142,213
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options and foreign
       currency translations ......................    (2,518,234)         (4,819,135)           (58,500,191)       (87,898,670)

------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......    (5,597,237)           (472,155)           (51,220,533)       (71,533,110)
------------------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................            --            (680,205)                    --         (6,140,043)
     Net realized gains ...........................            --          (4,588,403)                    --        (14,046,852)
     Return of capital ............................            --                  --                     --                 --

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................            --          (5,268,608)                    --        (20,186,895)
------------------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from
     operations and distributions .................    (5,597,237)         (5,740,763)           (51,220,533)       (91,720,005)
------------------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................    16,090,697          88,195,684             46,505,128        165,724,559
     Value of distributions reinvested ............            --           5,268,592                     --         20,187,066
     Cost of shares redeemed ......................    (2,319,733)        (61,094,943)           (26,310,729)       (22,893,965)

------------------------------------------------------------------------------------------------------------------------------------
     Net increase from share transactions .........    13,770,964          32,369,333             20,194,399        163,017,660
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........     8,173,727          26,628,570            (31,026,134)        71,297,655

NET ASSETS
   Beginning of period ............................    99,422,976          72,794,406            723,442,064        652,144,409
------------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................  $107,596,703         $99,422,976           $692,415,930       $723,442,064
------------------------------------------------------------------------------------------------------------------------------------

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........  $    390,741         $    11,079           $  3,359,680       $    172,244
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES:
     Shares sold ..................................       464,089           2,301,658              1,965,856          6,047,145
     Issued for distributions reinvested ..........            --             156,292                     --            852,854
     Shares redeemed ..............................       (67,868)         (1,582,663)            (1,139,760)          (835,145)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares .......................       396,221             875,287                826,096          6,064,854
------------------------------------------------------------------------------------------------------------------------------------

* For the period April 28, 2000 (inception) through December 31, 2000.


See Notes to Financial Statements.


              PREMIER                           VALUE                            MID-CAP                        SMALL-CAP
               GROWTH                          EQUITY                       VALUE EQUITY                     VALUE EQUITY
          EQUITY FUND                            FUND                               FUND                             FUND
-----------------------------------------------------------------------------------------------------------------------------------

 SIX MONTHS ENDED   YEAR ENDED   SIX MONTHS ENDED    PERIOD ENDED   SIX MONTHS ENDED   YEAR ENDED    SIX MONTHS ENDED  PERIOD ENDED
   JUNE 30, 2001   DECEMBER 31,    JUNE 30, 2001     DECEMBER 31,     JUNE 30, 2001   DECEMBER 31,     JUNE 30, 2001   DECEMBER 31,
    (UNAUDITED)        2000         (UNAUDITED)          2000*         (UNAUDITED)        2000          (UNAUDITED)        2000*
-----------------------------------------------------------------------------------------------------------------------------------



  $      70,292   $     114,936   $      35,782     $     47,886    $     576,064   $    1,061,792   $     39,657   $      50,893


        556,191       5,794,686        (509,146)        (292,214)       6,830,753        6,864,033        612,654         (77,387)



     (6,230,649)    (10,382,625)       (128,855)         227,619       (4,824,469)       1,621,426        442,329       1,361,755

-----------------------------------------------------------------------------------------------------------------------------------
     (5,604,166)     (4,473,003)       (602,219)         (16,709)       2,582,348        9,547,251      1,094,640       1,335,261
-----------------------------------------------------------------------------------------------------------------------------------

             --        (112,786)             --          (46,879)              --       (1,066,076)            --         (42,045)
             --      (5,332,912)             --               --               --       (4,008,537)            --              --
             --              --              --               --               --               --             --          (9,005)

-----------------------------------------------------------------------------------------------------------------------------------
             --      (5,445,698)             --          (46,879)              --       (5,074,613)            --         (51,050)
-----------------------------------------------------------------------------------------------------------------------------------

     (5,604,166)     (9,918,701)       (602,219)         (63,588)       2,582,348        4,472,638      1,094,640       1,284,211
-----------------------------------------------------------------------------------------------------------------------------------

     21,404,621      72,724,970       3,791,331       20,556,611       49,932,977       39,929,941     16,176,667      41,089,863
             --       5,445,702              --           46,881               --        5,074,554             --          51,048
     (8,438,283)    (31,267,936)       (369,188)     (10,357,593)     (18,174,900)     (22,452,645)   (11,152,703)    (31,032,332)

-----------------------------------------------------------------------------------------------------------------------------------
     12,966,338      46,902,736       3,422,143       10,245,899       31,758,077       22,551,850      5,023,964      10,108,579
      7,362,172      36,984,035       2,819,924       10,182,311       34,340,425       27,024,488      6,118,604      11,392,790


     90,703,756      53,719,721      10,182,311               --      117,585,541       90,561,053     11,392,790              --
-----------------------------------------------------------------------------------------------------------------------------------
    $98,065,928     $90,703,756     $13,002,235      $10,182,311     $151,925,966     $117,585,541    $17,511,394     $11,392,790
===================================================================================================================================

    $    75,144     $     4,852     $    36,787      $     1,005     $    576,064     $         --    $    39,657     $        --
-----------------------------------------------------------------------------------------------------------------------------------

        284,836         825,076         390,592        2,021,092        2,969,777        2,530,891      1,445,841       3,991,785
             --          73,136              --            4,977               --          331,454             --           4,966
       (113,789)       (351,355)        (38,833)      (1,000,779)      (1,061,224)      (1,390,384)      (995,018)     (2,985,978)
-----------------------------------------------------------------------------------------------------------------------------------
        171,047         546,857         351,759        1,025,290        1,908,553        1,471,961        450,823       1,010,773
====================================================================================================================================


  STATEMENTS OF
  CHANGES IN NET ASSETS

                                                                         INTERNATIONAL
                                                                                EQUITY                        INCOME
                                                                                  FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------


SIX MONTHS ENDED                                                  YEAR ENDED   SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED
                                                                 JUNE 30, 2001   DECEMBER 31,     JUNE 30, 2001    DECEMBER 31,
                                                                  (UNAUDITED)        2000          (UNAUDITED)         2000
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investment income .................................. $     424,032     $     387,650     $ 2,608,650       $ 4,667,838
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps ............................................    (2,095,668)        6,991,864       1,415,353          (924,186)
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures,
       written options and foreign currency translations ....    (4,406,975)      (14,202,733)     (1,107,174)        3,882,578
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................    (6,078,611)       (6,823,219)      2,916,829         7,626,230
------------------------------------------------------------------------------------------------------------------------------------
   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................            --          (265,910)             --        (4,797,135)
     Net realized gains .....................................            --        (7,717,553)             --                --

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................            --        (7,983,463)             --        (4,797,135)
------------------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from operations
     and distributions ......................................    (6,078,611)      (14,806,682)      2,916,829         2,829,095
------------------------------------------------------------------------------------------------------------------------------------
   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................    77,512,935       101,567,278      21,968,324        16,474,687
     Value of distributions reinvested ......................            --         7,983,489              --         4,797,123
     Cost of shares redeemed ................................   (76,601,034)      (95,174,999)     (8,162,346)      (10,956,144)

------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........       911,901        14,375,768      13,805,978        10,315,666
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................    (5,166,710)         (430,914)     16,722,807        13,144,761

NET ASSETS
   Beginning of period ......................................    52,109,510        52,540,424      81,578,322        68,433,561
------------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................   $46,942,800       $52,109,510     $98,301,129       $81,578,322
====================================================================================================================================
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD .....................   $   453,225       $    29,193     $ 2,616,137       $    61,748
------------------------------------------------------------------------------------------------------------------------------------
CHANGES IN PORTFOLIO SHARES:
     Shares sold ............................................     7,929,653         7,264,273       1,784,727         1,371,461
     Issued for distributions reinvested ....................            --           783,463              --           400,094
     Shares redeemed ........................................    (7,790,224)       (6,769,515)       (663,241)         (915,723)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .................       139,429         1,278,221       1,121,486           855,832
====================================================================================================================================


See Notes to Financial Statements.

           GLOBAL                          TOTAL                            MONEY                          REAL ESTATE
           INCOME                         RETURN                            MARKET                          SECURITIES
             FUND                           FUND                              FUND                                FUND
--------------------------------------------------------------------------------------------------------------------------------


  YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
 JUNE 30, 2001   DECEMBER 31,   JUNE 30, 2001  DECEMBER 31,     JUNE 30, 2001     DECEMBER 31,     JUNE 30, 2001  DECEMBER 31,
  (UNAUDITED)        2000        (UNAUDITED)       2000          (UNAUDITED)          2000          (UNAUDITED)       2000
--------------------------------------------------------------------------------------------------------------------------------



 $  172,287     $   390,418   $   1,800,090  $   3,383,509     $   13,579,155    $   27,601,192    $  1,614,701    $  2,940,545


   (171,212)       (961,962)      1,509,123      5,113,467              4,127             9,723        (516,531)      4,247,182


   (397,946)        499,043      (7,612,264)    (2,642,824)                --                --       3,994,060       7,552,234
--------------------------------------------------------------------------------------------------------------------------------
   (396,871)        (72,501)     (4,303,051)     5,854,152         13,583,282        27,610,915       5,092,230      14,739,961
--------------------------------------------------------------------------------------------------------------------------------

         --         (13,007)             --     (3,417,291)       (13,579,155)      (27,601,192)             --      (2,450,000)
         --              --              --     (5,180,149)                --                --              --        (256,466)

--------------------------------------------------------------------------------------------------------------------------------
         --         (13,007)             --     (8,597,440)       (13,579,155)      (27,601,192)             --      (2,706,466)
--------------------------------------------------------------------------------------------------------------------------------

   (396,871)        (85,508)     (4,303,051)    (2,743,288)             4,127             9,723       5,092,230      12,033,495
--------------------------------------------------------------------------------------------------------------------------------

  1,207,935       3,844,347       9,100,258     19,945,431        750,500,742     1,531,232,462      44,938,710     107,738,922
         --          13,057              --      8,597,428         13,741,572        27,474,588              --       2,706,480
 (1,474,363)     (3,392,085)     (3,779,755)    (4,979,197)      (664,398,540)   (1,532,694,096)    (49,672,313)    (90,522,126)

--------------------------------------------------------------------------------------------------------------------------------
   (266,428)        465,319       5,320,503     23,563,662         99,843,774        26,012,954      (4,733,603)     19,923,276
   (663,299)        379,811       1,017,452     20,820,374         99,847,901        26,022,677         358,627      31,956,771


  9,554,990       9,175,179     130,733,668    109,913,294        499,560,878       473,538,201      73,798,855      41,842,084
--------------------------------------------------------------------------------------------------------------------------------
 $8,891,691      $9,554,990    $131,751,120   $130,733,668      $ 599,408,779   $   499,560,878    $ 74,157,482    $ 73,798,855
================================================================================================================================

 $   27,258      $ (133,670)   $  1,781,600   $     13,465      $          --   $            --    $  1,767,387    $    152,686
--------------------------------------------------------------------------------------------------------------------------------

    128,970         407,714         593,343      1,234,287        750,500,742     1,531,232,462       3,234,902       8,038,710
         --           1,385              --        572,780         13,741,572        27,474,588              --         199,299
   (157,668)       (361,815)       (250,655)      (310,708)      (664,398,541)   (1,532,694,096)     (3,594,732)     (6,748,697)
--------------------------------------------------------------------------------------------------------------------------------
    (28,698)         47,284         342,688      1,496,359         99,843,773        26,012,954        (359,830)      1,489,312
====================================================================================================================================


                         NOTES TO FINANCIAL STATEMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

1.  ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act governing money market funds. To effect this change, the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each Fund.

As of June 30, 2001, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.



2.  SUMMARY OF SIGNIFICANT
    ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS Securities for which exchange (or NASDAQ) quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS Each of the Funds may enter into repurchase agreements. The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING Each of the Funds may loan securities to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will receive any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                         NOTES TO FINANCIAL STATEMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Payments received or made are recorded as realized gain or

                         NOTES TO FINANCIAL STATEMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

loss in the Statement of Operations. Entering into swap agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS   Investments in foreign markets may involve
special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 2000, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder.

To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                         NOTES TO FINANCIAL STATEMENTS June 30, 2001 (unaudited)

------------------------------------------------------------------------------------------------------------------------------------
Fund                                                                  Amount                                    Expires
------------------------------------------------------------------------------------------------------------------------------------

Value Equity Fund                                                $   154,171                                     2008
Small-Cap Value Equity Fund                                           37,680                                     2008
Income Fund                                                        1,081,086                                     2007
                                                                   1,398,291                                     2008
Global Income Fund                                                    63,605                                     2007
                                                                     288,507                                     2008


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2000 as follows:

Fund                                                                 Currency                                 Capital
------------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index Fund                                                  $     --                                  $372,918
Value Equity Fund                                                         --                                   132,053
International Equity Fund                                               3,766                                       --
Income Fund                                                               --                                    15,509
Global Income Fund                                                     73,771                                   11,344
Total Return Fund                                                         335                                       --


DISTRIBUTIONS TO SHAREHOLDERS The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, treatment of realized and unrealized gains and losses on forward foreign currency contracts, paydown gains and losses on mortgage-backed securities, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

CHANGE IN ACCOUNTING PRINCIPLE As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, the Funds did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Funds, but resulted in a $54,261, $11,359 and $31,955 reduction in the cost of securities and a corresponding $54,261, $11,359 and $31,955 increase in net unrealized appreciation (depreciation), based on securities held by the Income Fund, Global Income Fund and Total Return Fund, respectively. The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in accounting principle.

                         NOTES TO FINANCIAL STATEMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

EXPENSES Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds. GEAM voluntarily limited expenses for the Premier Growth Equity Fund for the period May 1, 1999 through April 30, 2000. This limitation was discontinued effective May 1, 2000.


3.  SECURITY LENDING

At June 30, 2001, none of the Funds participated in securities lending.


4.  LINE OF CREDIT

Effective December 2000, the Company shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.08% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Company during the period ended June 30, 2001.


5.  FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES GEAM, a registered investment adviser, was retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:


                                                                            Annualized based on average daily net assets
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Average Daily                      Advisory and
                                                                      Net Assets of Fund                 Administration Fees
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                        All net assets                             .55%
S&P 500 Index Fund                                                      All net assets                             .35%
Premier Growth Equity Fund                                              All net assets                             .65%
Value Equity Fund                                                       All net assets                             .65%
Mid-Cap Value Equity Fund                                               All net assets                             .65%
Small-Cap Value Equity Fund                                             All net assets                             .80%
International Equity Fund                                             First $100 million                          1.00%
                                                                       Next $100 million                           .95%
                                                                       Over $200 million                           .90%
Income Fund                                                             All net assets                             .50%
Global Income Fund                                                      All net assets                             .60%
Total Return Fund                                                     First $100 million                           .50%
                                                                       Next $100 million                           .45%
                                                                       Next $100 million                           .40%
                                                                       Next $100 million                           .35%
                                                                       Over $400 million                           .30%
Money Market Fund*                                                    First $100 million                           .50%
                                                                       Next $100 million                           .45%
                                                                       Next $100 million                           .40%
                                                                       Next $100 million                           .35%
                                                                       Over $400 million                           .30%
Real Estate Securities Fund                                           First $100 million                           .85%
                                                                       Next $100 million                           .80%
                                                                       Over $200 million                           .75%
------------------------------------------------------------------------------------------------------------------------------------

* GEAM has voluntarily agreed to waive a portion of the fee payable by the Money Market Fund so that the fee paid by the Money Market Fund is equal to 0.25% through April 30, 2000, and effective May 1, 2000, is equal to 0.30%. GEAM reserves the right to discontinue the waiver at any time.

                         NOTES TO FINANCIAL STATEMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

DIRECTORS' COMPENSATION The Funds pay no compensation to their Directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other Funds advised by GEAM. The Directors receive an annual fee of $48,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among all of the Funds served by the Directors based upon the relative net assets of each Fund.

6.  SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM effective May 1, 2001, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund (prior thereto an affiliate of SSgA served as the sub-adviser to that Fund); Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund; and Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. SSgA, Palisade and Seneca are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays SSgA, Palisade and Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund and Global Income Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company, and GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Advisers to the Mid-Cap Value Equity Fund and Global Income Fund, respectively.


7. INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2001, were as follows:

                                                                      Purchases                           Sales
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                                    $ 37,129,690                    $  22,511,147
S&P 500 Index Fund                                                    36,049,747                       15,977,108
Premier Growth Equity Fund                                            26,643,409                       10,484,898
Value Equity Fund                                                      9,153,630                        5,661,461
Mid-Cap Value Equity Fund                                             56,057,668                       30,824,535
Small-Cap Value Equity Fund                                           13,742,631                        9,286,522
International Equity Fund                                             11,165,121                        9,624,150
Income Fund                                                          159,757,858                      130,612,201
Global Income Fund                                                     5,976,004                        6,101,454
Total Return Fund                                                     98,697,778                       83,393,007
Real Estate Securities Fund                                           15,320,031                       15,115,816
------------------------------------------------------------------------------------------------------------------------------------

AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at June 30, 2001, was as follows:

                                                                Gross                    Gross               Net Unrealized
                                                             Unrealized               Unrealized              Appreciation/
                                                            Appreciation             Depreciation            (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                         $    9,549,470              $  7,118,814            $   2,430,656
S&P 500 Index Fund                                          100,142,857                90,579,504                9,563,353
Premier Growth Equity Fund                                    9,866,487                12,996,788               (3,130,301)
Value Equity Fund                                               899,791                   801,027                   98,764
Mid-Cap Value Equity Fund                                    19,038,365                 8,065,917               10,972,448
Small-Cap Value Equity Fund                                   2,080,542                   276,458                1,804,084
International Equity Fund                                     3,054,422                 8,341,860               (5,287,438)
Income Fund                                                   1,179,813                 1,008,186                  171,627
Global Income Fund                                               70,139                   472,178                 (402,039)
Total Return Fund                                            14,438,319                 6,325,652                8,112,667
Real Estate Securities Fund                                   7,150,825                   587,374                6,563,451
------------------------------------------------------------------------------------------------------------------------------------

                         NOTES TO FINANCIAL STATEMENTS June 30, 2001 (unaudited)
--------------------------------------------------------------------------------

OPTIONS During the period ended June 30, 2001, there were no option contracts written.

SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of June 30, 2001:

INCOME FUND                                                                                                      Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers Collateralized Mortgage Backed Securities
Index. Fund receives/pays the positive/negative return on the Index and pays
one month LIBOR minus 35 basis points, expires January 31, 2002.                                                      $1,420,000

TOTAL RETURN FUND                                                                                                Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers Collateralized Mortgage Backed Securities
Index. Fund receives/pays the positive/negative return on the Index and pays
one month LIBOR minus 35 basis points, expires January 31, 2002.                                                       $ 830,000

------------------------------------------------------------------------------------------------------------------------------------

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------
EUGENE K. BOLTON
--------------------------------------------------------------------------------
Eugene K. Bolton is Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for the U.S. EQUITY FUND. He has served in that capacity since the Fund's financial inception date.
Mr. Bolton joined GE Asset Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.


DAVID B. CARLSON
--------------------------------------------------------------------------------
David B. Carlson is a Senior Vice President of GE Asset Management and portfolio manager for the PREMIER GROWTH EQUITY FUND. Mr. Carlson is also responsible for the domestic equity portion of the TOTAL RETURN FUND. He has served in those capacities since each Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.


MICHAEL J. GOOSAY
--------------------------------------------------------------------------------
Michael J. Goosay is a Vice President of GE Asset Management and portfolio manager of the GLOBAL INCOME FUND. He has served in this capacity since October 2000. Prior to joining GE Asset Management in July 2000, Michael managed over $3 billion in a number of global and non-dollar separate accounts and mutual funds at Prudential Global Asset Management, where he served as International Portfolio Manager since 1995.


PETER J. HATHAWAY
--------------------------------------------------------------------------------
Peter J. Hathaway is a Senior Vice President of GE Asset Management and portfolio manager for the VALUE EQUITY FUND. Mr. Hathaway has served in that capacity since 1997 and has over 36 years of investment experience. He joined GE Asset Management in 1985 as a Vice President for Pension Fund Portfolios. He became a Senior Vice President in 1987.


RALPH R. LAYMAN
--------------------------------------------------------------------------------
Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for the INTERNATIONAL EQUITY FUND and is also responsible for the international equity portion of the TOTAL RETURN FUND. He has served in those capacities for the International Equity and Total Return Funds since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.


ROBERT A. MACDOUGALL
--------------------------------------------------------------------------------
Robert A. MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers for the INCOME FUND and the MONEY MARKET FUND. Mr. MacDougall is also responsible for the fixed income portion of the TOTAL RETURN FUND. He has served in those capacities for the Money Market and Total Return Funds since 1997 and for the Income Fund since the Fund's financial inception date. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.


RALPH E. WHITMAN
--------------------------------------------------------------------------------
Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the MID-CAP VALUE EQUITY FUND. He has served in this capacity since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

--------------------------------------------------------------------------------


SUB-ADVISERS
--------------------------------------------------------------------------------
PALISADE CAPITAL MANAGEMENT, L.L.C.

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.4 billion as of December 31, 2000. Palisade has managed another small-cap value equity portfolio offered by a different GE mutual fund since September 30, 1998. Palisade translates its experience from various institutional and private accounts to mutual funds it sub-advises for GE Asset Management. Palisade has managed the Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg and Dennison Veru. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995.

SENECA CAPITAL MANAGEMENT

SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND

Seneca is a limited liability company and a majority owned subsidiary of Phoenix Investment Partners ("Phoenix"). Forty per cent of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining sixty per cent is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of December 31, 2000, Seneca managed approximately $13.6 billion in equity, fixed income and real estate assets.

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became and still remains a principal of Asset Holdings Group. From 1982 to 1992 he was a Managing Director of The Adco Group, a real estate development and finance company.

SSGA FUNDS MANAGEMENT, INC.

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, has succeeded to most or all of the registered investment company business of State Street Global Advisors in May 2001. As of December 31, 2000, State Street Global Advisors had approximately $730.5 billion in assets under management. SSgA is a subsidiary of State Street Corporation.

The Fund is managed by a team of portfolio managers led by Karl Schneider.
Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group.
He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in State Street Global Advisor's Currency Management Group. Prior to this, he was an in the Process Engineering division within State Street's custody operations. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.

--------------------------------------------------------------------------------

INVESTMENT ADVISER AND ADMINISTRATOR
GE Asset Management Incorporated

BOARD OF DIRECTORS
Michael J.Cosgrove, CHAIRMAN
John R. Costantino
William J. Lucas
Robert P. Martin, Jr.
J. Clifford Miller, III
Lee A. Putney
Robert P. Quinn

SECRETARY
Matthew J. Simpson

TREASURER
Michael J. Tansley

ASSISTANT TREASURER
Michael M. D'Ambrosio

DISTRIBUTOR
GE Investment Distributors, Inc.
Member NASD and SIPC

COUNSEL
Sutherland, Asbill & Brennan, L.L.P.

CUSTODIAN
State Street Bank & Trust Company

INDEPENDENT AUDITORS
KPMG LLP

OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, PRIVATE EQUITIES AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

[This page intentionally left blank.]

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905

DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927

WWW.GEASSETMANAGEMENT.COM






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